UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

July 31, 2018

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Letter from the Chairman of the Board & President

Dear Shareholder,

Following is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended July 31, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended July 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) grew at an annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to an annual pace of 2.2%. The Commerce Department’s second reading — released after the end of the reporting period — showed that second-quarter 2018 GDP grew at an annual pace of 4.2%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. In October 2017, the Fed started to reduce its balance sheet. The Fed then raised interest rates in December 2017, moving the federal funds rate up to a range between 1.25% and 1.50%. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and again raised rates at its meeting in August 2018 (after the reporting period ended). Elsewhere, the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.96% at the end of the reporting period, up from 2.30% on July 31, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -1.23% over the twelve months ended July 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.80% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.49% over the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.09% over the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.50% over the period.

Global equities generally rose over the first six months of the period. We believe this rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. A portion of those gains in the U.S. were given back in February and March 2018 partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities rallied over the last four months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 16.24% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 4.36% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.88%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 15.37% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 6.44%.

2	PIMCO CLOSED-END FUNDS

Commodity prices fluctuated and generated mixed results during the twelve months ended July 31, 2018. When the reporting period began, crude oil was approximately $50 a barrel. By the end of the period, it was roughly $69 a barrel. We believe this ascent was driven partly by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production, as well as demands from global growth. Elsewhere, gold and copper prices moved modestly lower over the reporting period.

Finally, during the reporting period, there were episodes of volatility in the foreign exchange markets, due in part to rising trade tensions, signs of improving global growth, decoupling central bank policies and a number of geopolitical events. The U.S. dollar generally strengthened against other major currencies over the reporting period. For example, the U.S. dollar returned 1.28%, 0.69% and 1.44% versus the euro, British pound and Japanese yen, respectively, during the twelve months ended July 31, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

Past performance is no guarantee of future results.

ANNUAL REPORT	JULY 31, 2018	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

A Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do

4	PIMCO CLOSED-END FUNDS

not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in a Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has

ANNUAL REPORT	JULY 31, 2018	5

Important Information About the Funds (Cont.)

no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Each Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further,

6	PIMCO CLOSED-END FUNDS

markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Fund in CoCos is subject to the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the

ANNUAL REPORT	JULY 31, 2018	7

Important Information About the Funds (Cont.)

European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas,

8	PIMCO CLOSED-END FUNDS

metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder

ANNUAL REPORT	JULY 31, 2018	9

Important Information About the Funds (Cont.)

approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of 07/31/2018†§

Corporate Bonds & Notes	46.2%
Non-Agency Mortgage-Backed Securities	15.7%
Asset-Backed Securities	14.3%
Loan Participations and Assignments	5.8%
Municipal Bonds & Notes	3.6%
Sovereign Issues	3.4%
U.S. Government Agencies	3.4%
Short-Term Instruments	3.0%
Preferred Securities	1.9%
Common Stocks	1.2%
Real Estate Investment Trusts	1.0%
Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2018)(1)

Market Price	$17.95
NAV	$14.80
Premium/(Discount) to NAV	21.28%
Market Price Distribution Rate(2)	8.69%
NAV Distribution Rate(2)	10.54%
Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended July 31, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	16.78%	13.74%	17.55%	14.52%
NAV	10.56%	12.98%	17.20%	14.37%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to securitized products, including non-agency residential mortgage backed securities, benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the U.S. dollar appreciated against most major currencies.

»	Exposure to corporate credit benefited absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to the Argentine peso (“ARS”) detracted from absolute performance, as the ARS depreciated against most major currencies.

ANNUAL REPORT	JULY 31, 2018	11

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of 07/31/2018†§

Corporate Bonds & Notes	40.0%
Non-Agency Mortgage-Backed Securities	19.5%
Asset-Backed Securities	16.7%
U.S. Government Agencies	5.2%
Municipal Bonds & Notes	4.0%
Sovereign Issues	3.7%
Loan Participations and Assignments	3.1%
Preferred Securities	3.0%
Short-Term Instruments	1.8%
Real Estate Investment Trusts	1.2%
Common Stocks	1.1%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2018)(1)

Market Price	$18.09
NAV	$14.90
Premium/(Discount) to NAV	21.41%
Market Price Distribution Rate(2)	7.46%
NAV Distribution Rate(2)	9.06%
Total Effective Leverage(3)	22%

Average Annual Total Return(1) for the period ended July 31, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	9.61%	13.21%	15.08%	12.57%
NAV	6.36%	10.61%	15.43%	12.09%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to securitized products, including non-agency residential mortgage backed securities, benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the U.S. dollar appreciated against most major currencies.

»	Exposure to investment grade corporates benefited absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to the Argentine peso (“ARS”) detracted from absolute performance, as the ARS depreciated against most major currencies.

12	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE -  PHK

Allocation Breakdown as of 07/31/2018†§

Corporate Bonds & Notes	48.0%
Non-Agency Mortgage-Backed Securities	14.9%
Asset-Backed Securities	9.1%
Municipal Bonds & Notes	5.9%
Short-Term Instruments	5.2%
Preferred Securities	3.9%
Sovereign Issues	3.5%
U.S. Government Agencies	3.2%
Loan Participations and Assignments	2.5%
Real Estate Investment Trusts	1.8%
Common Stocks	1.5%
Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2018)(1)

Market Price	$8.67
NAV	$6.54
Premium/(Discount) to NAV	32.57%
Market Price Distribution Rate(2)	11.17%
NAV Distribution Rate(2)	14.81%
Total Effective Leverage(3)	28%

Average Annual Total Return(1) for the period ended July 31, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	13.13%	6.95%	11.59%	10.29%
NAV	9.48%	13.23%	14.72%	11.94%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to securitized products, including non-agency residential mortgage backed securities, benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the U.S. dollar appreciated against most major currencies.

»	Exposure to corporate credit benefited absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to the Argentine peso (“ARS”) detracted from absolute performance, as the ARS depreciated against most major currencies.

ANNUAL REPORT	JULY 31, 2018	13

PIMCO Income Strategy Fund

Symbol on NYSE -  PFL

Allocation Breakdown as of 07/31/2018†§

Corporate Bonds & Notes	43.2%
Asset-Backed Securities	20.0%
Non-Agency Mortgage-Backed Securities	10.7%
Short-Term Instruments	5.1%
Municipal Bonds & Notes	4.6%
Loan Participations and Assignments	4.6%
Sovereign Issues	3.2%
U.S. Government Agencies	3.2%
Preferred Securities	2.6%
Real Estate Investment Trusts	1.1%
Common Stocks	1.0%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2018)(1)

Market Price	$12.23
NAV	$11.14
Premium/(Discount) to NAV	9.78%
Market Price Distribution Rate(2)	8.83%
NAV Distribution Rate(2)	9.69%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended July 31, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	10.37%	11.20%	10.57%	7.36%
NAV	5.62%	9.28%	9.24%	7.10%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to securitized products, including non-agency residential mortgage backed securities, benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the U.S. dollar appreciated against most major currencies.

»	Exposure to investment grade corporates benefited absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to the Argentine peso (“ARS”) detracted from absolute performance, as the ARS depreciated against most major currencies.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE -  PFN

Allocation Breakdown as of 07/31/2018†§

Corporate Bonds & Notes	43.8%
Non-Agency Mortgage-Backed Securities	16.3%
Asset-Backed Securities	15.6%
Municipal Bonds & Notes	6.2%
Loan Participations and Assignments	4.0%
Sovereign Issues	3.2%
Preferred Securities	3.1%
U.S. Government Agencies	2.6%
Short-Term Instruments	2.1%
Common Stocks	1.3%
Real Estate Investment Trusts	1.1%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2018)(1)

Market Price	$10.70
NAV	$10.07
Premium/(Discount) to NAV	6.26%
Market Price Distribution Rate(2)	8.97%
NAV Distribution Rate(2)	9.53%
Total Effective Leverage(3)	23%

Average Annual Total Return(1) for the period ended July 31, 2018
	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	9.19%	11.63%	10.03%	6.37%
NAV	7.10%	10.02%	8.29%	6.24%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to securitized products, including non-agency residential mortgage backed securities, benefited absolute performance, as spreads tightened during the period.

»	Exposure to the U.S. dollar benefited absolute performance, as the U.S. dollar appreciated against most major currencies.

»	Exposure to investment grade corporates benefited absolute performance.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates rose during the period.

»	Exposure to the Argentine peso (“ARS”) detracted from absolute performance, as the ARS depreciated against most major currencies.

ANNUAL REPORT	JULY 31, 2018	15

Financial Highlights

		Investment Operations			Less Distributions to Preferred Shareholders(b)				Less Distributions to Common Shareholders(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations		From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund
07/31/2018	$14.87	$1.30	$0.16		$(0.09)	$0.00	$1.37		$(1.56)	$0.00	$0.00	$(1.56)
07/31/2017	13.27	1.21	2.06		(0.04)	0.00	3.23		(1.59)	0.00	(0.14)	(1.73)
07/31/2016	14.23	1.30	(0.65)		(0.02)	0.00	0.63		(1.59)	0.00	0.00	(1.59)
12/01/2014 - 07/31/2015(g)	15.41	0.68	(0.33)		(0.00)	0.00	0.35		(1.69)	0.00	0.00	(1.69	)(j)
11/30/2014	16.62	1.14	1.06		(0.00)	(0.01)	2.19		(1.56)	(1.84)	0.00	(3.40)
11/30/2013	17.58	1.43	0.19		(0.00)	(0.00)	1.62		(1.82)	(0.76)	0.00	(2.58)

PIMCO Corporate & Income Strategy Fund
07/31/2018	$15.32	$1.20	$(0.24)		$(0.03)	$0.00	$0.93		$(1.35)	$0.00	$0.00	$(1.35)
07/31/2017	14.28	1.12	1.70		(0.01)	0.00	2.81		(1.75)	0.00	(0.02)	(1.77)
07/31/2016	14.75	1.24	(0.84	)(k)	(0.01)	0.00	0.39	(l)	(1.37)	0.00	0.00	(1.37)
11/01/2014 - 07/31/2015(h)	15.60	0.73	(0.21)		(0.00)	0.00	0.52		(1.37)	0.00	0.00	(1.37	)(j)
10/31/2014	16.04	0.99	0.87		(0.00)	(0.00)	1.86		(1.35)	(0.95)	0.00	(2.30)
10/31/2013	15.90	1.28	0.44		(0.01)	0.00	1.71		(1.57)	0.00	0.00	(1.57)

PIMCO High Income Fund
07/31/2018	$6.90	$0.62	$0.01		$(0.02)	$0.00	$0.61		$(0.84)	$0.00	$(0.13)	$(0.97)
07/31/2017	6.63	0.67	0.71		(0.01)	0.00	1.37		(0.91)	0.00	(0.19)	(1.10)
07/31/2016	7.37	0.74	(0.48	)(k)	(0.00)	0.00	0.26	(l)	(1.18)	0.00	(0.08)	(1.26)
04/01/2015 - 07/31/2015(i)	7.59	0.21	0.06		(0.00)	0.00	0.27		(0.33)	0.00	(0.16)	(0.49	)(j)
03/31/2015	8.23	0.94	(0.12)		(0.00)	0.00	0.82		(1.46)	0.00	0.00	(1.46)
03/31/2014	8.65	0.84	0.20		(0.00)	0.00	1.04		(1.35)	0.00	(0.11)	(1.46)

PIMCO Income Strategy Fund
07/31/2018	$11.60	$0.87	$(0.19)		$(0.06)	$0.00	$0.62		$(1.07)	$0.00	$(0.01)	$(1.08)
07/31/2017	10.53	0.88	1.31		(0.04)	0.00	2.15		(1.08)	0.00	0.00	(1.08)
07/31/2016	11.46	0.88	(0.70)		(0.03)	0.00	0.15		(1.08)	0.00	0.00	(1.08)
07/31/2015	12.15	0.79	(0.34)		(0.03)	0.00	0.42		(1.22)	0.00	0.00	(1.22)
07/31/2014	11.70	0.79	0.78		(0.04)	0.00	1.53		(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II
07/31/2018	$10.33	$0.79	$(0.05)		$(0.04)	$0.00	$0.70		$(0.96)	$0.00	$0.00	$(0.96)
07/31/2017	9.42	0.80	1.10		(0.03)	0.00	1.87		(0.96)	0.00	0.00	(0.96)
07/31/2016	10.27	0.87	(0.67)		(0.02)	0.00	0.18		(1.03)	0.00	0.00	(1.03)
07/31/2015	10.88	0.70	(0.29)		(0.03)	0.00	0.38		(1.11)	0.00	0.00	(1.11)
07/31/2014	10.29	0.72	0.87		(0.04)	0.00	1.55		(0.96)	0.00	0.00	(0.96)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

(c)	See Note 14, Auction-Rate Preferred Shares, in the Notes to Financial Statements.
(d)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(f)

Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(g)	Fiscal year end changed from November 30th to July 31st.
(h)	Fiscal year end changed from October 31st to July 31st.
(i)	Fiscal year end changed from March 31st to July 31st.
(j)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(k)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(l)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

(m)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase resulting from at-the-market Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender and Repurchase of Auction-Rate Preferred Shares(c)	Net Asset Value End of Year or Period		Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders (000s)	Expenses(e)(f)	Expenses Excluding Waivers(e)(f)	Expenses Excluding Interest Expense(e)	Expenses Excluding Interest Expense and Waivers(e)	Net Investment Income (Loss)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

	$0.12		$0.00	$0.00	$14.80	(m)	$17.95	16.78%	$1,219,515	1.26%	1.26%	0.81%	0.81%	8.73%	$153,072	19%
	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08	1.08	0.83	0.83	8.68	144,819	39
	N/A		N/A	0.00	13.27		14.75	16.09	946,843	0.89	0.89	0.85	0.85	9.93	124,468	45
	N/A		N/A	0.16	14.23		14.31	(13.61)	1,006,484	0.91 *	0.91 *	0.90 *	0.90 *	7.01 *	130,743	34
	N/A		N/A	0.00	15.41		18.50	26.04	1,082,000	0.91	0.91	0.91	0.91	7.36	108,229	44
	N/A		N/A	0.00	16.62		17.75	(0.15)	1,149,779	0.91	0.91	0.91	0.91	8.49	113,443	118

$	N/A	$	N/A	$0.00	$14.90	(m)	$18.09	9.61%	$586,592	1.36%	1.36%	0.94%	0.94%	7.97%	$289,023	20%
	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17	1.17	0.93	0.93	7.65	294,755	38
	N/A		N/A	0.51	14.28		15.43	24.21	553,569	1.10	1.10	1.02	1.02	8.91	274,223	43
	N/A		N/A	0.00	14.75		13.71	(7.12)	570,122	1.07 *	1.07 *	1.07 *	1.07 *	6.51 *	109,336	40
	N/A		N/A	0.00	15.60		16.18	8.84	599,980	1.09	1.09	1.09	1.09	6.32	113,753	48
	N/A		N/A	0.00	16.04		17.15	3.48	612,225	1.10	1.10	1.09	1.09	7.91	115,565	108

$	N/A	$	N/A	$0.00	$6.54	(m)	$8.67	13.13%	$847,052	1.48%	1.48%	0.90%	0.90%	9.30%	$232,587	27%
	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25	1.25	0.90	0.90	10.08	241,894	32
	N/A		N/A	0.26	6.63		10.03	19.92	841,102	1.08	1.08	0.95	0.95	11.20	231,185	42
	N/A		N/A	0.00	7.37		9.71	(18.40)	925,598	1.05 *	1.05 *	1.03 *	1.03 *	8.14 *	104,245	8
	N/A		N/A	0.00	7.59		12.48	12.30	949,880	1.18	1.18	1.02	1.02	11.53	106,324	58
	N/A		N/A	0.00	8.23		12.56	15.51	1,021,120	1.14	1.14	1.03	1.03	10.14	112,424	159

$	N/A	$	N/A	$0.00	$11.14	(m)	$12.23	10.37%	$284,677	1.48%	1.48%	1.17%	1.17%	7.67%	$163,725	21%
	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35	1.35	1.17	1.17	8.01	168,552	40
	N/A		N/A	0.00	10.53		10.48	12.41	266,347	1.17	1.17	1.13	1.13	8.49	154,837	38
	N/A		N/A	0.11	11.46		10.39	(2.62)	289,909	1.30	1.30	1.25	1.25	6.67	166,328	67
	N/A		N/A	0.00	12.15		11.87	9.95	306,475	1.19	1.19	1.18	1.18	6.71	122,004	113

$	N/A	$	N/A	$0.00	$10.07	(m)	$10.70	9.19%	$600,890	1.41%	1.41%	1.10%	1.10%	7.79%	$187,429	18%
	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26	1.26	1.09	1.09	8.15	190,527	26
	N/A		N/A	0.00	9.42		9.39	11.92	556,840	1.14	1.14	1.07	1.07	9.25	175,544	38
	N/A		N/A	0.12	10.27		9.41	(0.12)	606,974	1.16	1.16	1.13	1.13	6.58	189,105	63
	N/A		N/A	0.00	10.88		10.50	12.39	642,119	1.14	1.14	1.14	1.14	6.79	124,695	119

ANNUAL REPORT	JULY 31, 2018	17

Statements of Assets and Liabilities

July 31, 2018

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:
Investments, at value
Investments in securities*	$1,694,909	$717,931	$1,092,881	$365,046	$752,152
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,471	679	2,064	381	815
Over the counter	4,656	871	1,852	463	1,097
Cash	0	0	0	2	1
Deposits with counterparty	38,379	9,315	32,046	5,916	12,695
Foreign currency, at value	3,358	1,909	2,147	1,142	2,167
Receivable for investments sold	14,742	4,826	40,777	3,491	4,524
Receivable for Fund shares sold	1,492	0	0	0	0
Interest and/or dividends receivable	16,153	6,143	11,477	3,173	6,721
Other assets	233	121	7	29	55
Total Assets	1,775,393	741,795	1,183,251	379,643	780,227

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$238,412	$80,777	$193,340	$29,264	$57,560
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,354	622	2,141	353	843
Over the counter	25,216	591	3,294	514	1,338
Payable for investments purchased	23,713	9,063	14,274	4,977	10,080
Payable for unfunded loan commitments	10,759	1,960	3,652	5,397	10,411
Deposits from counterparty	6,872	1,665	6,348	561	1,303
Distributions payable to common shareholders	10,615	4,429	10,458	2,301	4,775
Distributions payable to preferred shareholders	103	19	36	27	35
Overdraft due to custodian	49	88	23	0	0
Accrued management fees	766	424	588	256	512
Accrued reimbursement to PIMCO	0	0	0	0	(1)
Other liabilities	69	40	70	41	31
Total Liabilities	317,928	99,678	234,224	43,691	86,887

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share)	237,950	55,525	101,975	51,275	92,450

Net Assets Applicable to Common Shareholders	$1,219,515	$586,592	$847,052	$284,677	$600,890

Net Assets Applicable to Common Shareholders Consist of:
Common Shares:
Par value ($0.00001 per share)	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,204,391	579,446	986,459	293,931	611,553
Undistributed (overdistributed) net investment income	(7,885)	(1,879)	(18,534)	(3,189)	1,732
Accumulated undistributed net realized gain (loss)	(110,611)	(40,201)	(139,722)	(26,330)	(63,307)
Net unrealized appreciation (depreciation)	133,619	49,226	18,848	20,264	50,911

Net Assets Applicable to Common Shareholders	$1,219,515	$586,592	$847,052	$284,676	$600,890

Net Asset Value Per Common Share:	$14.80	$14.90	$6.54	$11.14	$10.07

Common Shares Outstanding	82,395	39,366	129,590	25,562	59,684

Preferred Shares Issued and Outstanding	10	2	4	2	4

Cost of investments in securities	$1,646,016	$689,900	$1,062,006	$356,044	$731,361
Cost of foreign currency held	$3,348	$1,922	$2,162	$1,164	$2,199
Cost or premiums of financial derivative instruments, net	$(18,057)	$14,313	$144,662	$8,517	$18,416

* Includes repurchase agreements of:	$23,093	$9,080	$52,730	$17,004	$11,433

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended July 31, 2018
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:
Interest	$117,039	$54,232	$92,173	$26,072	$54,611
Dividends	2,237	969	953	363	1,165
Total Income	119,276	55,201	93,126	26,435	55,776

Expenses:
Management fees	9,295	5,247	7,347	3,211	6,359
Trustee fees and related expenses	165	78	117	42	84
Interest expense	5,410	2,497	5,007	886	1,891
Auction agent fees and commissions	233	96	148	54	105
Auction rate preferred shares related expenses	29	77	44	56	50
Miscellaneous expense	37	32	51	15	37
Total Expenses	15,169	8,027	12,714	4,264	8,526

Net Investment Income (Loss)	104,107	47,174	80,412	22,171	47,250

Net Realized Gain (Loss):
Investments in securities	25,673	5,505	14,717	4,529	7,505
Exchange-traded or centrally cleared financial derivative instruments	18,233	41,306	7,907	8,170	19,536
Over the counter financial derivative instruments	15,169	122	4,091	(821)	(630)
Foreign currency	(1,502)	(238)	(457)	(146)	(180)

Net Realized Gain (Loss)	57,573	46,695	26,258	11,732,	26,231

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(42,701)	(10,629)	(15,709)	(9,296)	(12,209)
Exchange-traded or centrally cleared financial derivative instruments	(8,070)	(48,353)	(13,194)	(9,510)	(20,755)
Over the counter financial derivative instruments	4,308	2,793	1,143	2,038	4,009
Foreign currency assets and liabilities	309	(138)	(142)	(106)	(276)

Net Change in Unrealized Appreciation (Depreciation)	(46,154)	(56,327)	(27,902)	(16,874)	(29,231)

Net Increase (Decrease) in Net Assets Resulting from Operations	$115,526	$37,542	$78,768	$17,029	$44,250

Distributions on Preferred Shares from Net Investment Income	$(6,886)	$(1,205)	$(2,361)	$(1,409)	$(2,540)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$108,640	$36,337	$76,407	$15,620	$41,710

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2018	19

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$104,107	$87,904	$47,174	$43,690
Net realized gain (loss)	57,573	92,938	46,695	15,010
Net change in unrealized appreciation (depreciation)	(46,154)	56,494	(56,327)	51,352

Net Increase (Decrease) in Net Assets Resulting from Operations	115,526	237,336	37,542	110,052
Distributions on preferred shares from net investment income	(6,886)	(3,233)	(1,205)	(567)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	108,640	234,103	36,337	109,485

Distributions to Common Shareholders:
From net investment income	(125,322)	(114,836)	(52,992)	(68,101)
Tax basis return of capital	0	(10,356)	0	(834)

Total Distributions to Common Shareholders(a)	(125,322)	(125,192)	(52,992)	(68,935)

Common Share Transactions**:
Net proceeds from at-the-market offering	83,648	74,138	0	0
Net at-the-market offering costs	16	103	0	0
Issued as reinvestment of distributions	11,765	10,773	3,981	5,147

Total increase (decrease) in net assets applicable to common shareholders	95,429	85,014	3,981	5,147

Total increase (decrease) in Net Assets	78,747	193,925	(12,674)	45,697

Net Assets Applicable to Common Shareholders:
Beginning of year	1,140,768	946,843	599,266	553,569
End of year*	$1,219,515	$1,140,768	$586,592	$599,266

* Including undistributed (overdistributed) net investment income of:	$(7,885)	$(11,726)	$(1,879)	$(5,855)

** Common Share Transactions:
Shares sold	4,971	4,606	0	0
Shares issued as reinvestment of distributions	731	748	245	346

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2018	Year Ended July 31, 2017

$80,412	$85,665	$22,171	$22,314	$47,250	$47,461

26,258	67,117	11,732	24,162	26,231	52,874
(27,902)	21,235	(16,874)	9,143	(29,231)	11,835

78,768	174,017	17,029	55,619	44,250	112,170
(2,361)	(1,109)	(1,409)	(1,018)	(2,540)	(1,835)

76,407	172,908	15,620	54,601	41,710	110,335

(107,631)	(116,768)	(27,170)	(27,356)	(57,119)	(56,792)
(17,226)	(24,148)	(345)	0	0	0

(124,857)	(140,916)	(27,515)	(27,356)	(57,119)	(56,792)

0	0	0	0	0	0
0	0	0	0	0	0

10,590	11,818	2,047	933	3,989	1,927

10,590	11,818	2,047	933	3,989	1,927

(37,860)	43,810	(9,848)	28,178	(11,420)	55,470

884,912	841,102	294,525	266,347	612,310	556,840
$847,052	$884,912	$284,677	$294,525	$600,890	$612,310

$(18,534)	$(13,517)	$(3,189)	$(1,141)	$1,732	$3,791

0	0	0	0	0	0
1,409	1,346	179	83	390	191

ANNUAL REPORT	JULY 31, 2018	21

Statements of Cash Flows

Year Ended July 31, 2018
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$115,526	$37,542	$78,768

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(555,761)	(167,640)	(325,461)
Proceeds from sales of long-term securities	391,949	174,449	341,709
(Purchases) Proceeds from sales of short-term portfolio investments, net	39,497	(183)	12,637
(Increase) decrease in deposits with counterparty	(7,869)	3,626	(6,426)
(Increase) decrease in receivable for investments sold	(5,969)	9,916	(17,870)
(Increase) decrease in interest and/or dividends receivable	(2,137)	(13)	167
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,367	(7,097)	(5,418)
Proceeds from (Payments on) over the counter financial derivative instruments	8,885	(109)	4,508
(Increase) decrease in other assets	(49)	(119)	0
Increase (decrease) in payable for investments purchased	(12,841)	(10,717)	(4,211)
Increase (decrease) in payable for unfunded loan commitments	10,759	1,960	3,652
Increase (decrease) in deposits from counterparty	5,070	1,455	493
Increase (decrease) in accrued management fees	67	6	(4)
Proceeds from (Payments on) foreign currency transactions	(1,269)	(376)	(800)
Increase (decrease) in other liabilities	(320)	(16)	(57)
Net Realized (Gain) Loss
Investments in securities	(25,673)	(5,505)	(14,717)
Exchange-traded or centrally cleared financial derivative instruments	(18,233)	(41,306)	(7,907)
Over the counter financial derivative instruments	(15,169)	(122)	(4,091)
Foreign currency	1,502	238	457
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	42,701	10,629	15,709
Exchange-traded or centrally cleared financial derivative instruments	8,070	48,353	13,194
Over the counter financial derivative instruments	(4,308)	(2,793)	(1,143)
Foreign currency assets and liabilities	(309)	138	142
Non Cash Payment in Kind	(632)	(316)	(1,080)
Net amortization (accretion) on investments	(9,528)	(6,019)	(9,291)

Net Cash Provided by (Used for) Operating Activities	(25,674)	45,981	72,960

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	86,027	0	0
Net at-the-market offering costs	16	0	0
Increase (decrease) in overdraft due to custodian	49	87	3
Cash distributions paid to common shareholders*	(112,781)	(48,983)	(114,153)
Cash distributions paid to preferred shareholders	(6,852)	(1,199)	(2,348)
Proceeds from reverse repurchase agreements	1,595,319	610,080	953,286
Payments on reverse repurchase agreements	(1,534,746)	(604,881)	(909,448)

Net Cash Received from (Used for) Financing Activities	27,032	(44,896)	(72,660)

Net Increase (Decrease) in Cash and Foreign Currency	1,358	1,085	300

Cash and Foreign Currency:
Beginning of year	2,000	824	1,847
End of year	$3,358	$1,909	$2,147

* Reinvestment of distributions	$11,765	$3,981	$10,590

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$5,247	$2,416	$4,947

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

July 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.0%
Alphabet Holding Co., Inc.
5.577% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$94
Altice France S.A.
TBD% due 07/13/2026		500	490
Avantor, Inc.
6.077% (LIBOR03M + 4.000%) due 11/21/2024 ~		109	110
Avolon Holdings Ltd.
3.836% (LIBOR03M + 1.750%) due 09/30/2020 ~		397	397
4.086% (LIBOR03M + 2.000%) due 01/15/2025 ~		5,697	5,665
Axalta Coating Systems U.S. Holdings, Inc.
4.084% (LIBOR03M + 1.750%) due 06/01/2024 ~		379	379
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		10,400	10,361
BMC Software Finance, Inc.
5.327% (LIBOR03M + 3.250%) due 09/10/2022 ~		12,855	12,874
BWAY Holding Co.
5.581% - 7.250% (LIBOR03M + 3.250%) due 04/03/2024 ~		1,059	1,058
Caesars Entertainment Operating Co.
4.077% (LIBOR03M + 2.000%) due 10/06/2024 ~		100	100
California Resources Corp.
6.831% (LIBOR03M + 4.750%) due 12/31/2022 «~		50	51
CenturyLink, Inc.
4.827% (LIBOR03M + 2.750%) due 01/31/2025 ~		995	981
Charter Communications Operating LLC
4.080% (LIBOR03M + 2.000%) due 04/30/2025 ~		365	366
Cheniere Energy Partners LP
4.327% (LIBOR03M + 2.250%) due 02/25/2020 «~		1,030	1,030
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		2,889	2,846
Diamond Resorts Corp.
5.827% (LIBOR03M + 3.750%) due 09/02/2023 ~		5,134	5,144
Drillship Kithira Owners, Inc.
TBD% due 09/20/2024		510	536
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		1,009	949
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		200	200
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		856	866
Frontier Communications Corp.
5.830% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,191	1,177
Genworth Financial, Inc.
6.578% (LIBOR03M + 4.500%) due 03/07/2023 ~		50	51
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		19,645	15,283
Ineos U.S. Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	5,075	5,898
IRB Holding Corp.
5.347% (LIBOR03M + 3.250%) due 02/05/2025 ~		$100	101
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lightstone Generation LLC
5.827% (LIBOR03M + 3.750%) due 01/30/2024 ~		$2,794	$2,810
McDermott Technology Americas, Inc.
7.077% (LIBOR03M + 5.000%) due 05/10/2025 ~		3,691	3,718
MH Sub LLC
5.829% (LIBOR03M + 3.750%) due 09/13/2024 ~		218	219
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		200	200
Multi Color Corp.
4.327% (LIBOR03M + 2.250%) due 10/31/2024 ~		32	32
Parexel International Corp.
4.827% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	99
PetSmart, Inc.
5.100% (LIBOR03M + 3.000%) due 03/11/2022 ~		269	224
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		300	301
Prestige Brands, Inc.
4.077% (LIBOR03M + 2.000%) due 01/26/2024 ~		129	130
SBA Senior Finance LLC
4.080% (LIBOR03M + 2.000%) due 04/11/2025 ~		500	500
Sequa Mezzanine Holdings LLC
7.067% (LIBOR03M + 5.000%) due 11/28/2021 «~		2,325	2,325
11.072% (LIBOR03M + 9.000%) due 04/28/2022 «~		5,070	5,089
Sprint Communications, Inc.
4.625% (LIBOR03M + 2.500%) due 02/02/2024 ~		2,765	2,769
Stars Group Holdings BV
5.831% (LIBOR03M + 3.500%) due 07/10/2025 ~		200	202
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		5,373	5,183
Syniverse Holdings, Inc.
7.078% (LIBOR03M + 5.000%) due 03/09/2023 ~		140	140
TransDigm, Inc.
4.577% (LIBOR03M + 2.500%) due 08/22/2024 ~		594	595
Traverse Midstream Partners LLC
6.340% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
Univision Communications, Inc.
4.827% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,732	1,684
UPC Financing Partnership
2.750% (EUR003M + 2.750%) due 10/15/2026 ~	EUR	900	1,051
Valeant Pharmaceuticals International, Inc.
5.092% (LIBOR03M + 3.000%) due 06/01/2025 ~		$325	326
West Corp.
6.077% (LIBOR03M + 4.000%) due 10/10/2024 ~		53	53
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		5,880	1,542
TBD% - 10.581% (LIBOR03M + 8.250%) due 05/31/2020 ~ ∎		1,311	1,338

Total Loan Participations and Assignments (Cost $104,494)			97,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 64.2%

BANKING & FINANCE 28.0%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		$1,800	$1,089
Ally Financial, Inc.
8.000% due 11/01/2031 (n)		20,103	24,325
Ambac LSNI LLC
7.337% due 02/12/2023 •		510	514
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	14,020	18,688
Athene Holding Ltd.
4.125% due 01/12/2028		$106	99
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		351	350
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		252	247
5.000% due 04/20/2048		146	140
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)(n)	EUR	14,000	17,271
7.000% due 02/19/2019 •(j)(k)(n)		3,200	3,842
8.875% due 04/14/2021 •(j)(k)(n)		400	532
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		5,000	1,783
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)(n)		2,600	3,245
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)		1,200	1,528
Barclays PLC
3.250% due 02/12/2027	GBP	200	260
3.250% due 01/17/2033		400	490
6.500% due 09/15/2019 •(j)(k)(n)	EUR	4,200	5,121
7.000% due 09/15/2019 •(j)(k)	GBP	830	1,119
7.250% due 03/15/2023 •(j)(k)		10,405	14,214
7.875% due 09/15/2022 •(j)(k)		4,625	6,515
8.000% due 12/15/2020 •(j)(k)(n)	EUR	1,860	2,425
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$1,500	1,500
6.500% due 03/20/2021		8,700	8,754
Brighthouse Holdings LLC
6.500% due 07/27/2037 (j)		110	106
Brookfield Finance, Inc.
3.900% due 01/25/2028		196	186
4.700% due 09/20/2047 (n)		664	633
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		10,000	10,588
CBL & Associates LP
5.950% due 12/15/2026 (n)		4,128	3,565
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	630	993
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	2,000	2,662
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)		$1,400	1,494
Credit Suisse AG
6.500% due 08/08/2023 (k)		200	214
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		600	620
7.500% due 12/11/2023 •(j)(k)		2,336	2,497
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,162	1,276
EPR Properties
4.750% due 12/15/2026 (n)		$5,400	5,285
Equinix, Inc.
2.875% due 03/15/2024	EUR	300	352
2.875% due 10/01/2025		100	114
2.875% due 02/01/2026		300	342
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$6,000	6,260
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		1,258	1,313
Freedom Mortgage Corp.
8.250% due 04/15/2025		128	125

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$200	$207
GSPA Monetization Trust
6.422% due 10/09/2029		6,644	7,536
High Street Funding Trust
4.682% due 02/15/2048		100	100
Howard Hughes Corp.
5.375% due 03/15/2025		220	216
HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	4,977	6,597
6.500% due 03/23/2028 •(j)(k)		$1,000	982
Hunt Cos., Inc.
6.250% due 02/15/2026		50	46
Intesa Sanpaolo SpA
7.700% due 09/17/2025 •(j)(k)(n)		10,000	9,575
iStar, Inc.
4.625% due 09/15/2020		26	26
5.250% due 09/15/2022		93	91
Jefferies Finance LLC
6.875% due 04/15/2022		3,900	3,949
7.250% due 08/15/2024		200	197
7.375% due 04/01/2020 (n)		10,625	10,864
7.500% due 04/15/2021		2,391	2,451
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		134	131
Life Storage LP
3.875% due 12/15/2027		56	53
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		3,100	3,786
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(j)(k)	GBP	2,710	3,682
7.625% due 06/27/2023 •(j)(k)		4,410	6,403
7.875% due 06/27/2029 •(j)(k)		6,015	9,222
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$11,610	11,791
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		600	611
MetLife, Inc.
5.875% due 03/15/2028 •(j)		142	146
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,452	1,459
Nationwide Building Society
10.250% ~(j)	GBP	117	23,380
Navient Corp.
4.875% due 06/17/2019		$395	399
5.625% due 08/01/2033		98	84
5.875% due 03/25/2021		710	723
6.500% due 06/15/2022		558	570
6.625% due 07/26/2021 (n)		4,170	4,316
7.250% due 01/25/2022		80	84
8.000% due 03/25/2020		1,540	1,629
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		310	305
4.500% due 04/01/2027 (n)		310	296
4.750% due 01/15/2028		400	387
5.250% due 01/15/2026		550	559
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,844	2,894
Physicians Realty LP
4.300% due 03/15/2027		130	125
Provident Funding Associates LP
6.375% due 06/15/2025		47	46
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		5,840	6,044
8.000% due 08/10/2025 •(j)(k)(n)		13,625	14,505
8.625% due 08/15/2021 •(j)(k)		6,330	6,847
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	9,605	13,109
7.375% due 06/24/2022 •(j)(k)		1,440	1,988
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	526
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		400	383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit Realty LP
4.450% due 09/15/2026 (n)		$2,600	$2,503
Springleaf Finance Corp.
5.625% due 03/15/2023		2,400	2,412
6.000% due 06/01/2020		641	663
6.125% due 05/15/2022		1,214	1,247
6.875% due 03/15/2025		572	582
7.125% due 03/15/2026		408	416
7.750% due 10/01/2021		90	98
Stearns Holdings LLC
9.375% due 08/15/2020		600	603
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	4,773	6,781
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,124	1,659
5.661% due 10/13/2041		610	921
5.744% due 04/13/2040		554	842
5.801% due 10/13/2040		1,673	2,565
6.052% due 10/13/2039		1,299	2,013
TP ICAP PLC
5.250% due 01/26/2024		3,200	4,258
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$1,140	1,191
WeWork Cos., Inc.
7.875% due 05/01/2025		148	145

			340,895

INDUSTRIALS 29.4%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	220	299
Air Canada Pass-Through Trust
3.700% due 07/15/2027		$46	44
Altice Financing S.A.
6.625% due 02/15/2023		1,700	1,723
7.500% due 05/15/2026 (n)		6,100	5,954
Altice France S.A.
5.375% due 05/15/2022	EUR	1,690	2,034
5.875% due 02/01/2027		2,000	2,390
6.250% due 05/15/2024 (n)		$12,500	12,469
7.375% due 05/01/2026		3,600	3,589
Altice Luxembourg S.A.
7.250% due 05/15/2022 (n)	EUR	4,370	5,251
7.750% due 05/15/2022 (n)		$6,800	6,792
Ashtead Capital, Inc.
5.250% due 08/01/2026		200	202
Associated Materials LLC
9.000% due 01/01/2024		1,086	1,148
Bacardi Ltd.
4.450% due 05/15/2025		200	200
4.700% due 05/15/2028		200	199
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		2,700	2,710
BMC Software Finance, Inc.
8.125% due 07/15/2021		3,195	3,275
Caesars Resort Collection LLC
5.250% due 10/15/2025		14	14
Centene Corp.
5.375% due 06/01/2026		167	171
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		52	53
Charter Communications Operating LLC
4.200% due 03/15/2028		260	250
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	423
Cheniere Energy Partners LP
5.250% due 10/01/2025		65	65
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		157	158
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,279	1,311
7.625% due 03/15/2020		6,248	6,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		$68	$67
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		9,375	8,915
6.250% due 03/31/2023 (n)		11,782	11,016
8.625% due 01/15/2024		560	580
CSN Islands Corp.
6.875% due 09/21/2019 (n)		640	642
CSN Resources S.A.
6.500% due 07/21/2020 (n)		8,041	7,782
DAE Funding LLC
4.500% due 08/01/2022		190	188
5.000% due 08/01/2024		120	119
Diamond Resorts International, Inc.
7.750% due 09/01/2023		278	291
10.750% due 09/01/2024		4,300	4,504
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		12,818	13,074
EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,462
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		$217	225
Ferroglobe PLC
9.375% due 03/01/2022 (n)		2,500	2,578
First Quantum Minerals Ltd.
6.500% due 03/01/2024		3,088	3,019
6.875% due 03/01/2026		3,382	3,314
7.000% due 02/15/2021		1,188	1,202
Ford Motor Co.
7.700% due 05/15/2097 (n)		29,796	34,598
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		12,200	8,662
Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,800	11,984
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$696	681
General Electric Co.
5.000% due 01/21/2021 •(j)		1,153	1,134
Greene King Finance PLC
5.702% due 12/15/2034	GBP	350	433
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		$70	67
Hampton Roads PPV LLC
6.171% due 06/15/2053 (n)		1,800	1,891
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		106	102
HCA, Inc.
4.500% due 02/15/2027		1,550	1,511
7.500% due 11/15/2095 (n)		4,800	4,740
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		270	271
iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(e)		3,070	2,364
9.000% due 09/15/2022 ^(e)		5,810	4,488
10.625% due 03/15/2023 ^(e)		5,600	4,354
11.250% due 03/01/2021 ^(e)		2,920	2,270
IHS Markit Ltd.
4.000% due 03/01/2026		9	9
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,220	2,051
7.250% due 10/15/2020		8,558	8,633
9.750% due 07/15/2025		217	233
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		18,643	17,804
8.125% due 06/01/2023		1,939	1,672
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		22,531	22,570
8.500% due 08/15/2021		18,330	18,513
Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		3,100	3,844
7.800% due 08/01/2031 (n)		6,000	7,410
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		1,858	1,505

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		$18	$17
Metinvest BV
7.750% due 04/23/2023		300	291
8.500% due 04/23/2026		2,000	1,938
Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2018 (h)(j)		536	10
0.000% due 08/31/2018 (h)(j)		744	14
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		908	883
4.500% due 03/15/2023		1,000	958
5.250% due 08/15/2022		322	323
5.500% due 02/15/2024		790	782
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	200
Petroleos Mexicanos
6.500% due 03/13/2027		310	315
6.750% due 09/21/2047		90	83
PetSmart, Inc.
5.875% due 06/01/2025		199	159
Pisces Midco, Inc.
8.000% due 04/15/2026		342	354
Pitney Bowes, Inc.
4.700% due 04/01/2023		66	60
Platin 1426 GmbH
6.875% due 06/15/2023 «(c)	EUR	900	1,020
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$2,610	2,799
QVC, Inc.
5.450% due 08/15/2034		1,650	1,482
5.950% due 03/15/2043 (n)		6,770	6,317
Radiate Holdco LLC
6.875% due 02/15/2023		130	126
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		16	16
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,458
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (n)		$4,300	4,685
Safeway, Inc.
7.250% due 02/01/2031		9,392	9,228
Scientific Games International, Inc.
5.000% due 10/15/2025		23	22
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		73	74
Sigma Holdco BV
5.750% due 05/15/2026	EUR	100	111
SoftBank Group Corp.
4.000% due 04/20/2023		9,300	11,379
Spirit Issuer PLC
3.368% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,855	2,392
6.582% due 12/28/2027 (n)		1,750	2,354
Sunoco LP
4.875% due 01/15/2023		$130	128
Syngenta Finance NV
4.441% due 04/24/2023		200	200
4.892% due 04/24/2025		200	199
5.182% due 04/24/2028		200	194
T-Mobile USA, Inc.
4.750% due 02/01/2028		40	37
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	184
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	200	203
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	300	346
3.250% due 04/15/2022		700	855
Time Warner Cable LLC
8.250% due 04/01/2019		$140	145
Transocean Pontus Ltd.
6.125% due 08/01/2025		300	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Pass-Through Trust
7.336% due 01/02/2021		$1,505	$1,550
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	6,375	9,250
United Group BV
4.375% due 07/01/2022	EUR	8,200	9,872
4.875% due 07/01/2024		200	240
UPCB Finance Ltd.
3.625% due 06/15/2029		350	406
ViaSat, Inc.
5.625% due 09/15/2025		$178	169
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,780	2,296
VOC Escrow Ltd.
5.000% due 02/15/2028		$148	142
Wind Tre SpA
2.625% due 01/20/2023	EUR	400	445
2.750% due 01/20/2024 •		400	440
3.125% due 01/20/2025		200	219
5.000% due 01/20/2026		$200	181
Wynn Macau Ltd.
4.875% due 10/01/2024		200	191
5.500% due 10/01/2027		200	192

			359,021

UTILITIES 6.8%
AT&T, Inc.
4.900% due 08/15/2037 (n)		678	656
5.150% due 02/15/2050		814	783
5.300% due 08/15/2058 (n)		1,717	1,626
5.450% due 03/01/2047		100	101
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		8,889	9,194
Enable Midstream Partners LP
4.950% due 05/15/2028		123	124
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,200	11,655
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730	16,325
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		170	168
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		298	163
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		6,183	5,905
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		7,198	2,142
Petrobras Global Finance BV
5.999% due 01/27/2028		302	286
6.125% due 01/17/2022		239	248
6.250% due 12/14/2026 (n)	GBP	6,100	8,329
6.625% due 01/16/2034		800	1,058
7.375% due 01/17/2027		$1,362	1,418
Plains All American Pipeline LP
6.650% due 01/15/2037		150	167
Rio Oil Finance Trust
8.200% due 04/06/2028		4,060	4,176
9.250% due 07/06/2024 (n)		4,392	4,745
9.250% due 07/06/2024		4,175	4,510
9.750% due 01/06/2027		566	617
Sprint Corp.
7.625% due 03/01/2026		557	578
Transcanada Trust
5.300% due 03/15/2077 •		5,000	4,819
Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024		2,474	2,637
Transocean Proteus Ltd.
6.250% due 12/01/2024		340	348

			82,778

Total Corporate Bonds & Notes (Cost $762,854)			782,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
Caesars Entertainment Corp.
5.000% due 10/01/2024	$1,050	$1,888
DISH Network Corp.
3.375% due 08/15/2026	5,900	5,375

Total Convertible Bonds & Notes (Cost $7,859)		7,263

MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 1.0%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,748
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	8,500	8,953

		12,701

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	26,816
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	120	124
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	113
7.750% due 01/01/2042	300	327
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	215
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	64
7.350% due 07/01/2035	40	45
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,035	1,006

		28,710

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	465	474

TEXAS 0.2%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,045	2,082

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,380	1,367

WEST VIRGINIA 1.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	4,872
7.467% due 06/01/2047	10,310	10,273

		15,145

Total Municipal Bonds & Notes (Cost $54,624)		60,479

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
3.000% due 01/25/2042 (a)	1,055	101
3.500% due 02/25/2033 (a)	2,642	334

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.036% (- 1.0*LIBOR01M + 6.100%) due 07/25/2040 ~(a)	$1,145	$118
5.614% (US0001M + 3.550%) due 07/25/2029 ~	1,490	1,629
7.814% (US0001M + 5.750%) due 07/25/2029 ~	2,010	2,408
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	32,331	26,252
0.100% due 02/25/2046 - 08/25/2046 (a)	250,692	584
0.200% due 04/25/2045 (a)	10,054	11
2.557% due 11/25/2055 «~	14,479	8,706
4.452% (- 2.333*LIBOR01M + 9.333%) due 07/15/2039 ~	2,207	1,916
5.028% (- 1.0*LIBOR01M + 7.100%) due 02/15/2034 ~(a)	2,122	336
5.395% (- 2.5*LIBOR01M + 10.625%) due 03/15/2044 ~	1,485	1,383
6.421% (- 2.667*LIBOR01M + 12.000%) due 02/15/2036 ~	5,228	5,092
9.614% (US0001M + 7.550%) due 12/25/2027 ~	4,432	5,514
12.814% (US0001M + 10.750%) due 03/25/2025 ~	2,332	3,165
Ginnie Mae
3.000% due 12/20/2042 (a)	74	11
3.500% due 09/16/2041 - 06/20/2042 (a)	1,510	229
4.664% (- 1.0*LIBOR01M + 6.750%) due 01/20/2042 ~(a)	2,381	335

Total U.S. Government Agencies (Cost $57,477)		58,124

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.8%
Adjustable Rate Mortgage Trust
2.404% due 05/25/2036 •	1,986	1,184
3.214% due 01/25/2035 •	4,848	4,258
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	192	188
6.000% due 04/25/2036 ^	3,432	3,468
Banc of America Funding Trust
5.500% due 01/25/2036	228	198
6.000% due 07/25/2037 ^	588	559
BCAP LLC Trust
3.616% due 03/27/2036 ~	3,906	2,634
3.832% due 07/26/2037 ~	168	3
4.945% due 03/26/2037	1,636	1,708
7.000% due 12/26/2036 ~	4,607	4,195
Bear Stearns ALT-A Trust
3.626% due 11/25/2036 ^~	799	677
3.642% due 08/25/2046 ~	5,099	4,842
3.830% due 08/25/2036 ^~	3,264	2,252
4.199% due 11/25/2034 ~	332	328
4.206% due 09/25/2035 ^~	1,133	872
Bear Stearns Asset-Backed Securities Trust
2.464% due 04/25/2037 •	16,373	13,684
Bear Stearns Commercial Mortgage Securities Trust
5.726% due 04/12/2038 ~	370	370
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	1,790	1,619
CD Mortgage Trust
5.398% due 12/11/2049 ~	49	29
5.688% due 10/15/2048	13,922	7,239
Chase Mortgage Finance Trust
3.537% due 12/25/2035 ^~	20	19
6.000% due 02/25/2037 ^	1,858	1,469
6.000% due 03/25/2037 ^	469	397
6.000% due 07/25/2037 ^	1,681	1,442
Citigroup Commercial Mortgage Trust
5.612% due 12/10/2049 ~	648	445
Citigroup Mortgage Loan Trust
3.612% due 04/25/2037 ^~	3,388	2,951
3.831% due 03/25/2037 ^~	886	869
4.350% due 11/25/2035 ~	18,011	12,659
6.000% due 11/25/2036 ~	14,664	11,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		$2,813	$2,664
Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~		4,632	2,868
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		2,262	1,767
Countrywide Alternative Loan Trust
2.296% due 03/20/2046 •		5,379	4,942
2.334% due 08/25/2035 •		342	239
3.186% due 04/25/2037 ^•(a)		23,108	3,190
3.796% due 06/25/2047 ~		3,258	3,046
5.250% due 05/25/2021 ^		13	13
5.500% due 03/25/2035		586	442
5.500% due 09/25/2035 ^		5,132	4,685
5.750% due 01/25/2035		649	651
5.750% due 02/25/2035		751	732
6.000% due 02/25/2035		787	764
6.000% due 04/25/2036		1,999	1,546
6.000% due 05/25/2036 ^		2,181	1,735
6.000% due 02/25/2037 ^		718	484
6.000% due 02/25/2037		2,602	2,227
6.000% due 04/25/2037 ^		6,947	5,213
6.000% due 08/25/2037 ^•		10,237	8,294
6.250% due 10/25/2036 ^		2,761	2,376
6.250% due 12/25/2036 ^•		3,634	2,743
6.500% due 08/25/2036 ^		923	615
6.500% due 09/25/2036 ^		464	378
14.067% due 02/25/2036 •		1,981	2,195
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		748	614
6.000% due 04/25/2036 ^		521	479
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,549	1,195
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	231	268
Eurosail PLC
1.977% due 06/13/2045 •	GBP	4,487	4,516
4.627% due 06/13/2045 •		1,394	1,618
GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		$10,500	9,479
GS Mortgage Securities Trust
5.622% due 11/10/2039		1,640	1,416
GSR Mortgage Loan Trust
3.756% due 11/25/2035 ^~		1,658	1,551
3.882% due 03/25/2037 ^~		3,063	2,769
5.500% due 05/25/2036 ^		222	311
HomeBanc Mortgage Trust
2.864% due 03/25/2035 •		245	226
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,602	4,262
JPMorgan Alternative Loan Trust
3.547% due 03/25/2037 ~		9,736	9,292
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		3,600	2,581
5.623% due 05/12/2045		2,126	1,863
JPMorgan Mortgage Trust
3.686% due 10/25/2035 ~		56	55
3.689% due 02/25/2036 ^~		2,045	1,739
3.851% due 06/25/2036 ^~		1,032	965
3.878% due 01/25/2037 ^~		1,252	1,199
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		6,670	5,152
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		248	240
18.075% due 11/25/2035 ^•		263	326
Lehman XS Trust
2.284% due 06/25/2047 •		3,567	3,232
MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,448	2,373
Merrill Lynch Mortgage Investors Trust
3.564% due 03/25/2036 ^~		3,774	2,911
Morgan Stanley Capital Trust
6.120% due 06/11/2049 ~		844	853
Motel 6 Trust
8.998% due 08/15/2019 •		15,209	15,476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
2.311% due 10/27/2036 •		$3,609	$830
2.331% due 08/27/2037 •		8,000	3,379
Residential Accredit Loans, Inc. Trust
2.254% due 08/25/2036 •		1,179	1,100
2.294% due 05/25/2037 ^•		352	268
6.000% due 08/25/2036 ^		753	687
6.000% due 05/25/2037 ^		2,329	2,126
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		433	324
6.000% due 02/25/2037 ^		1,984	1,510
6.250% due 09/25/2037 ^		5,239	3,658
Residential Funding Mortgage Securities, Inc. Trust
4.247% due 02/25/2037 ~		3,092	2,439
Structured Adjustable Rate Mortgage Loan Trust
3.668% due 11/25/2036 ^~		5,036	4,900
3.735% due 03/25/2037 ^~		1,014	845
3.834% due 07/25/2036 ^~		992	861
3.855% due 01/25/2036 ^~		7,231	5,647
4.210% due 07/25/2035 ^~		2,330	2,173
Structured Asset Mortgage Investments Trust
2.184% due 08/25/2036 •		204	188
Suntrust Adjustable Rate Mortgage Loan Trust
3.626% due 02/25/2037 ^~		7,841	6,807
3.675% due 02/25/2037 ^~		677	612
3.791% due 04/25/2037 ^~		728	621
WaMu Mortgage Pass-Through Certificates Trust
3.403% due 02/25/2037 ^~		1,182	1,149
3.405% due 10/25/2036 ^~		1,715	1,577
3.558% due 07/25/2037 ^~		867	719
3.898% due 07/25/2037 ^~		1,962	1,828
Washington Mutual Mortgage Pass-Through Certificates Trust
2.494% due 05/25/2047 ^•		297	74
6.000% due 10/25/2035 ^		1,725	1,358
6.000% due 03/25/2036 ^		2,435	2,482
6.000% due 02/25/2037		5,696	5,121

Total Non-Agency Mortgage-Backed Securities (Cost $246,684)			266,299

ASSET-BACKED SECURITIES 19.8%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,761
Airspeed Ltd.
2.342% due 06/15/2032 •		$5,503	5,127
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.414% due 03/25/2033 •		78	77
Apidos CLO
0.000% due 01/20/2031 ~		8,800	7,946
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		324,260	2,270
BlueMountain CLO Ltd.
7.787% due 04/13/2027 •		1,000	1,007
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		4,100	2,911
0.000% due 07/22/2026 ~		3,000	1,696
Citigroup Mortgage Loan Trust
2.224% due 12/25/2036 •		6,830	4,511
2.464% due 11/25/2046 •		7,142	6,995
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,178
3.600% due 11/27/2028		1,197	1,403
4.500% due 11/27/2028		1,047	1,229
6.200% due 11/27/2028		1,296	1,521
Countrywide Asset-Backed Certificates
2.234% due 03/25/2037 •		$3,076	2,997
2.264% due 06/25/2047 •		17,176	15,324
2.374% due 09/25/2037 ^•		19,068	13,544
4.539% due 08/25/2033 •		307	289
Credit-Based Asset Servicing & Securitization LLC
3.719% due 12/25/2035 ^		46	47
Emerald Aviation Finance Ltd.
6.350% due 10/15/2038		758	768

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
2.224% due 10/25/2036 •		$5,013	$3,770
Fremont Home Loan Trust
2.214% due 01/25/2037 •		6,943	4,111
2.384% due 02/25/2036 •		13,689	5,411
Glacier Funding CDO Ltd.
2.633% due 08/04/2035 •		7,990	2,030
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	705
Hart, Inc.
0.010% due 12/15/2022 «		$7,010	6,256
Home Equity Mortgage Loan Asset-Backed Trust
2.224% due 07/25/2037 •		3,410	2,253
JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^		136	69
Lehman XS Trust
6.290% due 06/24/2046		3,264	3,307
LNR CDO Ltd.
2.352% due 02/28/2043 •		11,832	7,629
Long Beach Mortgage Loan Trust
2.364% due 01/25/2036 •		7,559	6,476
Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037		7,351	2,247
Morgan Stanley ABS Capital, Inc. Trust
2.214% due 10/25/2036 •		7,821	5,106
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		1,314	933
N-Star REL CDO Ltd.
2.502% due 02/01/2041 •		1,100	1,070
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.039% due 07/25/2035 •		6,000	5,557
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		11,559	5,666
7.238% due 09/25/2037 ^		9,365	5,683
Residential Asset Securities Corp. Trust
2.644% due 08/25/2034 •		9,226	7,648
Securitized Asset-Backed Receivables LLC Trust
2.344% due 03/25/2036 •		10,892	6,100
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	8,521
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	5,216
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		7,500	4,342
0.000% due 07/25/2040 «(h)		38	2,263
0.000% due 09/25/2040 «(h)		3,226	1,933
Sound Point CLO Ltd.
7.197% due 01/23/2027 •		1,000	1,001
South Coast Funding Ltd.
2.953% due 08/10/2038 •		20,059	3,913
Symphony CLO Ltd.
6.939% due 07/14/2026 •		3,600	3,577
7.239% due 10/15/2025 •		1,400	1,401
Taberna Preferred Funding Ltd.
2.723% due 12/05/2036 •		11,639	10,242
2.749% due 08/05/2036 •		720	612
2.749% due 08/05/2036 ^•		13,943	11,852
2.763% due 02/05/2036 •		7,449	6,927
Tropic CDO Ltd.
3.239% due 04/15/2034 •		25,000	23,375

Total Asset-Backed Securities (Cost $230,056)			241,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.8%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	7,755	$5,589
3.375% due 01/15/2023		300	321
3.875% due 01/15/2022		300	338
5.250% due 01/15/2028		200	205
6.250% due 11/09/2047		200	191
7.820% due 12/31/2033		19,140	22,591
30.131% (BADLARPP) due 10/04/2022 ~	ARS	116	6
35.842% (BADLARPP + 2.500%) due 03/11/2019 ~		400	14
36.087% (BADLARPP + 3.250%) due 03/01/2020 ~		2,400	83
36.495% (BADLARPP + 2.000%) due 04/03/2022 ~		120,904	3,953
40.000% (ARPP7DRR) due 06/21/2020 ~		183,339	6,732
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,650	3,376
4.950% due 02/11/2020		50	62
Egypt Government International Bond
4.750% due 04/16/2026		500	575
5.625% due 04/16/2030		600	676
Ghana Government International Bond
10.750% due 10/14/2030		$600	779
Peru Government International Bond
6.350% due 08/12/2028	PEN	5,500	1,796
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	600	721
Ukraine Government International Bond
7.750% due 09/01/2022		$9,800	9,985
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		490	131
9.250% due 09/15/2027 ^(e)		598	174

Total Sovereign Issues (Cost $67,381)			58,298

		SHARES
COMMON STOCKS 1.7%

CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)		754,964	8,531

ENERGY 0.6%
Forbes Energy Services Ltd. (f)(l)		64,837	551
Ocean Rig UDW, Inc. (f)		237,175	6,651

			7,202

FINANCIALS 0.4%
TIG FinCo PLC «(l)		3,315,033	5,221

Total Common Stocks (Cost $20,373)			20,954

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		1,355,000	340

Total Warrants (Cost $0)			340

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.6%

BANKING & FINANCE 0.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (j)(l)		5,745	$6,549

INDUSTRIALS 2.1%
Sequa Corp.
9.000% «		27,876	25,299

Total Preferred Securities (Cost $31,460)			31,848

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%
VICI Properties, Inc.		858,541	17,471

Total Real Estate Investment Trusts (Cost $10,754)			17,471

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (m) 1.9%
			23,093

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
21.114% due 08/15/2018 - 11/21/2018 (g)(h)	ARS	44,128	1,615
1.855% due 09/14/2018 (g)(i)		$116	115

			1,730

U.S. TREASURY BILLS 2.2%
1.928% due 09/06/2018 - 10/18/2018 (g)(h)(n)(p)(r)		26,833	26,776

Total Short-Term Instruments (Cost $52,000)			51,599

Total Investments in Securities (Cost $1,646,016)			1,694,909

Total Investments 139.0% (Cost $1,646,016)			$1,694,909

Preferred Shares (19.5)%			(237,950)

Financial Derivative Instruments (o)(q) (1.7)% (Cost or Premiums, net $(18,057))			(20,443)

Other Assets and Liabilities, net (17.8)%			(217,001)

Net Assets Applicable to Common Shareholders 100.0%			$1,219,515

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	12/03/2010 - 10/08/2013	$6,339	$6,549	0.54%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	2,472	551	0.04
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,441	5,221	0.43

		$13,252	$12,321	1.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	07/31/2018	08/01/2018	$6,593	U.S. Treasury Notes 2.625% due 11/15/2020	$(6,726)	$6,593	$6,593
NOM	1.820	07/31/2018	08/01/2018	8,900	U.S. Treasury Bonds 3.750% due 11/15/2043	(9,077)	8,900	8,900
SAL	1.990	07/31/2018	08/01/2018	7,600	U.S. Treasury Notes 2.625% due 06/15/2021	(7,756)	7,600	7,600

Total Repurchase Agreements						$(23,559)	$23,093	$23,093

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	06/28/2018	TBD	(3)		$(2,214)	$(2,213)
	(0.250)	03/14/2018	TBD	(3)		(289)	(289)
	0.950	06/18/2018	TBD	(3)		(2,435)	(2,438)
BPS	1.350	07/16/2018	TBD	(3)		(298)	(298)
	1.600	07/16/2018	TBD	(3)		(1,951)	(1,952)
	1.650	07/16/2018	TBD	(3)		(4,965)	(4,969)
BRC	0.000	11/29/2017	TBD	(3)		(187)	(187)
	0.000	07/26/2018	TBD	(3)		(405)	(405)
CFR	(1.750)	03/13/2018	TBD	(3)	EUR	(2,536)	(2,945)
CIW	2.450	07/13/2018	08/10/2018			$(21,760)	(21,788)
FOB	2.350	07/17/2018	08/07/2018			(3,806)	(3,810)
JML	0.900	08/02/2018	09/03/2018		GBP	(8,525)	(11,189)
JPS	2.480	07/18/2018	08/20/2018			$(4,631)	(4,635)
NOM	2.750	07/23/2018	08/23/2018			(5,449)	(5,453)
RDR	2.540	06/08/2018	09/07/2018			(5,273)	(5,293)
	2.670	05/10/2018	08/10/2018			(4,499)	(4,527)
SOG	2.790	05/21/2018	08/21/2018			(6,074)	(6,108)
	2.790	05/22/2018	08/21/2018			(5,575)	(5,606)
	2.810	06/12/2018	09/12/2018			(4,878)	(4,897)
	2.820	06/14/2018	09/14/2018			(15,595)	(15,654)
	2.850	07/16/2018	10/16/2018			(6,742)	(6,751)
	2.850	07/17/2018	10/17/2018			(10,996)	(11,009)
UBS	0.150	07/06/2018	08/06/2018		EUR	(22,933)	(26,819)

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.000%	07/05/2018	08/02/2018	GBP	(8,416)	$(11,055)
	1.050	07/05/2018	08/06/2018		(5,412)	(7,109)
	1.300	07/05/2018	08/06/2018		(2,088)	(2,744)
	2.540	05/31/2018	08/31/2018		$(14,714)	(14,778)
	2.560	06/11/2018	09/10/2018		(4,061)	(4,076)
	2.560	06/13/2018	09/13/2018		(11,292)	(11,331)
	2.560	07/11/2018	09/13/2018		(1,601)	(1,603)
	2.790	07/05/2018	10/05/2018		(3,924)	(3,932)
	2.860	05/31/2018	08/31/2018		(11,983)	(12,042)
	2.910	05/07/2018	08/07/2018		(10,906)	(10,982)
	2.910	05/14/2018	08/14/2018		(9,465)	(9,525)

Total Reverse Repurchase Agreements						$(238,412)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(4,940)	$0	$(4,940)	$5,549	$609
BPS	0	(7,219)	0	(7,219)	7,010	(209)
BRC	0	(592)	0	(592)	602	10
CFR	0	(2,945)	0	(2,945)	2,853	(92)
CIW	0	(21,788)	0	(21,788)	22,524	736
FICC	6,593	0	0	6,593	(6,726)	(133)
FOB	0	(3,810)	0	(3,810)	3,932	122
JML	0	(11,189)	0	(11,189)	13,109	1,920
JPS	0	(4,635)	0	(4,635)	4,645	10
NOM	8,900	(5,453)	0	3,447	(3,123)	324
RDR	0	(9,820)	0	(9,820)	10,229	409
SAL	7,600	0	0	7,600	(7,756)	(156)
SOG	0	(50,025)	0	(50,025)	54,555	4,530
UBS	0	(115,996)	0	(115,996)	130,681	14,685

Total Borrowings and Other Financing Transactions	$23,093	$(238,412)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(120,161)	$(91,366)	$(15,696)	$(227,223)

Total Borrowings	$0	$(120,161)	$(91,366)	$(15,696)	$(227,223)

Payable for reverse repurchase agreements(5)					$(227,223)

(n)	Securities with an aggregate market value of $262,012 have been pledged as collateral under the terms of the above master agreements as of July 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2018 was $(226,117) at a weighted average interest rate of 1.902%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(11,189) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.939%	$	4,040	$523	$98	$621	$8	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.732	EUR	2,700	(8)	19	11	1	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	9.536	$	17,570	(724)	(471)	(1,195)	28	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	12.503		1,000	(135)	(61)	(196)	2	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.986		15,900	(30)	1,634	1,604	0	(5)
Navient Corp.	5.000	Quarterly	06/20/2022	2.278		300	27	4	31	0	0
Novo Banco S.A.	5.000	Quarterly	09/20/2020	11.451	EUR	8,000	(2,531)	2,103	(428)	96	0

							$(2,878)	$3,326	$448	$135	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	18,600	$1,117	$296	$1,413	$18	$0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022		6,000	101	22	123	2	0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023		14,700	252	41	293	5	0

						$1,470	$359	$1,829	$25	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.250%	Maturity	01/04/2021	BRL	105,000	$(1,280)	$2,312	$1,032	$0	$(5)
Pay	1-Year BRL-CDI	11.500	Maturity	01/04/2021		22,400	(224)	515	291	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	$	110,000	4,029	985	5,014	2	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		450,000	4,000	1,678	5,678	0	(32)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		145,380	9,193	(11,531)	(2,338)	47	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	(4,545)	(2,446)	21	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	(3,874)	(3,344)	46	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	33,197	23,244	775	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		486,200	18,618	39,071	57,689	0	(1,305)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	228	560	0	(6)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	38,000	(532)	(657)	(1,189)	125	0
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		4,100	(70)	(32)	(102)	14	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	46,600	1,067	(427)	640	281	0

							$27,809	$56,920	$84,729	$1,311	$(1,349)

Total Swap Agreements							$26,401	$60,605	$87,006	$1,471	$(1,354)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,471	$1,471	$0	$0	$(1,354)	$(1,354)

(p)

Securities with an aggregate market value of $2,308 and cash of $38,379 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	08/2018	ARS	2,130		$99	$22	$0
	08/2018	BRL	7,559		1,994	0	(21)
	08/2018		$2,013	BRL	7,559	1	0
	08/2018		109,078	EUR	93,846	662	0
	09/2018	ARS	1,048		$48	11	0
	09/2018	EUR	93,846		109,339	0	(661)
BPS	08/2018	ARS	58,544		1,959	9	(136)
	08/2018	CHF	342		345	0	0
	08/2018	EUR	90,206		105,189	0	(294)
	09/2018	PEN	6,366		1,932	0	(10)
CBK	08/2018	BRL	7,559		2,013	0	(1)
	08/2018	EUR	4,540		5,305	0	(4)
	08/2018	GBP	2,957		3,898	16	0
	08/2018		$1,962	BRL	7,559	52	0
	08/2018		147,675	GBP	112,740	313	(12)
	09/2018	BRL	7,559		$1,955	0	(51)
	09/2018	GBP	111,894		146,750	0	(313)
	10/2018		$98	ARS	2,940	2	0
GLM	08/2018		1,050	EUR	900	2	0
HUS	08/2018	ARS	540		$25	6	0
	08/2018		$1,375	GBP	1,037	0	(14)
	08/2018		10,957	RUB	689,379	62	(11)
	10/2018		14	ARS	420	0	0
JPM	08/2018	AUD	377		$278	0	(2)
	08/2018	EUR	1,654		1,933	0	(1)
UAG	08/2018	GBP	110,820		146,739	1,283	0

Total Forward Foreign Currency Contracts						$2,441	$(1,531)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.275%	$1,800	$(352)	$137	$0	$(215)
BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	1.528	2,700	(40)	354	314	0
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	4.057	16,900	1,036	(336)	700	0
DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.730	100	(9)	7	0	(2)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619	20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275	2,400	(476)	189	0	(287)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.814	1,550	138	48	186	0
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324	500	(41)	39	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619	60	(9)	8	0	(1)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275	3,000	(623)	264	0	(359)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	JBS Investments GmbH	1.000%	Quarterly	12/20/2018	3.796%	$ 15,000	$(440)	$295	$0	$(145)
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.702	28,600	(1,957)	2,066	109	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.891	1,300	(149)	154	5	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.814	6,570	620	169	789	0
MYC	Novo Banco S.A.	5.000	Quarterly	09/20/2020	11.451	EUR 3,000	(28)	(133)	0	(161)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324	$ 14,500	(1,342)	1,295	0	(47)
UAG	Park Aerospace Holdings Ltd. «	5.000	Quarterly	07/01/2020	2.923	1,900	111	(31)	80	0

							$(3,564)	$4,528	$2,183	$(1,219)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$63,370	$(12,915)	$7,958	$0	$(4,957)
DUB	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	3,200	(195)	(156)	0	(351)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	4,400	(507)	81	0	(426)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	2,800	(351)	121	0	(230)
FBF	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	100	(11)	5	0	(6)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	300	(36)	3	0	(33)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	400	(36)	10	0	(26)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,300	(203)	77	0	(126)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	23,798	(1,131)	(289)	0	(1,420)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,452	(941)	593	0	(348)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	4,300	(219)	172	0	(47)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	2,900	(392)	(174)	0	(566)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	6,500	(358)	(354)	0	(712)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	1,100	(56)	(16)	0	(72)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	6,400	(797)	271	0	(526)
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	61,335	(12,261)	7,463	0	(4,798)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	100	(10)	4	0	(6)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	66,772	(8,737)	3,514	0	(5,223)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	6,850	(731)	292	0	(439)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	3,250	(176)	(180)	0	(356)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	2,200	(97)	(46)	0	(143)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,100	(127)	21	0	(106)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	3,100	(381)	126	0	(255)

						$(40,668)	$19,496	$0	$(21,172)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$68	$(1,189)	$0	$(1,121)
MYC	Pay	3-Month USD-LIBOR	3.025	Semi-Annual	09/04/2023	360,000	(275)	102	0	(173)

							$(207)	$(1,087)	$0	$(1,294)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	$1,300	$(7)	$17	$10	$0
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	400	(2)	6	4	0
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	300	(1)	4	3	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	900	(5)	12	7	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	800	(4)	12	8	0

								$(19)	$51	$32	$0

Total Swap Agreements								$(44,458)	$22,988	$2,215	$(23,685)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$696	$0	$10	$706	$(682)	$0	$0	$(682)	$24	$0	$24
BPS	9	0	4	13	(440)	0	(215)	(655)	(642)	823	181
BRC	0	0	1,014	1,014	0	0	(4,957)	(4,957)	(3,943)	3,962	19
CBK	383	0	0	383	(381)	0	0	(381)	2	0	2
DUB	0	0	0	0	0	0	(2,130)	(2,130)	(2,130)	(1,198)	(3,328)
FBF	0	0	3	3	0	0	(191)	(191)	(188)	140	(48)
GLM	2	0	0	2	0	0	0	0	2	0	2
GST	0	0	193	193	0	0	(3,978)	(3,978)	(3,785)	4,109	324
HUS	68	0	0	68	(25)	0	(362)	(387)	(319)	347	28
JPM	0	0	911	911	(3)	0	(145)	(148)	763	(572)	191
MEI	0	0	0	0	0	0	(4,804)	(4,804)	(4,804)	5,007	203
MYC	0	0	0	0	0	0	(6,903)	(6,903)	(6,903)	5,763	(1,140)
UAG	1,283	0	80	1,363	0	0	0	0	1,363	(1,540)	(177)

Total Over the Counter	$2,441	$0	$2,215	$4,656	$(1,531)	$0	$(23,685)	$(25,216)

(r)

Securities with an aggregate market value of $23,603 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$160	$0	$0	$1,311	$1,471

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,441	$0	$2,441
Swap Agreements	0	2,183	0	0	32	2,215

	$0	$2,183	$0	$2,441	$32	$4,656

	$0	$2,343	$0	$2,441	$1,343	$6,127

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	33

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$1,349	$1,354

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,531	$0	$1,531
Swap Agreements	0	22,391	0	0	1,294	23,685

	$0	$22,391	$0	$1,531	$1,294	$25,216

	$0	$22,396	$0	$1,531	$2,643	$26,570

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,805	$0	$0	$14,428	$18,233

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,432)	$0	$(1,432)
Swap Agreements	0	15,070	0	0	1,531	16,601

	$0	$15,070	$0	$(1,432)	$1,531	$15,169

	$0	$18,875	$0	$(1,432)	$15,959	$33,402

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,095	$0	$0	$(9,165)	$(8,070)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,640	$0	$6,640
Swap Agreements	0	(774)	0	0	(1,558)	(2,332)

	$0	$(774)	$0	$6,640	$(1,558)	$4,308

	$0	$321	$0	$6,640	$(10,723)	$(3,762)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$83,859	$13,878	$97,737
Corporate Bonds & Notes
Banking & Finance	0	340,895	0	340,895
Industrials	0	357,320	1,701	359,021
Utilities	0	82,778	0	82,778
Convertible Bonds & Notes
Industrials	0	7,263	0	7,263
Municipal Bonds & Notes
California	0	12,701	0	12,701
Illinois	0	28,710	0	28,710
Iowa	0	474	0	474
Texas	0	2,082	0	2,082
Virginia	0	1,367	0	1,367
West Virginia	0	15,145	0	15,145
U.S. Government Agencies	0	49,418	8,706	58,124
Non-Agency Mortgage-Backed Securities	0	266,299	0	266,299
Asset-Backed Securities	0	213,272	28,531	241,803
Sovereign Issues	0	58,298	0	58,298
Common Stocks
Consumer Discretionary	8,531	0	0	8,531
Energy	6,651	551	0	7,202
Financials	0	0	5,221	5,221
Warrants
Industrials	0	0	340	340
Preferred Securities
Banking & Finance	0	6,549	0	6,549
Industrials	0	0	25,299	25,299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Real Estate Investment Trusts
Real Estate	$17,471	$0	$0	$17,471
Short-Term Instruments
Repurchase Agreements	0	23,093	0	23,093
Argentina Treasury Bills	0	1,730	0	1,730
U.S. Treasury Bills	0	26,776	0	26,776

Total Investments	$32,653	$1,578,580	$83,676	$1,694,909

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,471	0	1,471
Over the counter	0	4,576	80	4,656

	$0	$6,047	$80	$6,127

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,354)	0	(1,354)
Over the counter	0	(25,216)	0	(25,216)

	$0	$(26,570)	$0	$(26,570)

Total Financial Derivative Instruments	$0	$(20,523)	$80	$(20,443)

Totals	$32,653	$1,558,057	$83,756	$1,674,266

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,842	$6,860	$(1,181)	$23	$14	$(228)	$7,414	$(866)	$13,878	$(188)
Corporate Bonds & Notes
Banking & Finance	8,209	0	(479)	4	23	(115)	0	(7,642)	0	0
Industrials	11,009	1,704	(11,013)	1	112	(112)	0	0	1,701	0
U.S. Government Agencies	8,360	0	(155)	135	60	306	0	0	8,706	300
Asset-Backed Securities	22,346	7,010	0	158	0	(983)	0	0	28,531	(983)
Common Stocks
Financials	4,374	0	0	0	0	847	0	0	5,221	847
Warrants
Industrials	635	0	0	0	0	(295)	0	0	340	(295)
Preferred Securities
Industrials	24,504	2,690	0	0	0	(1,895)	0	0	25,299	(1,895)

	$81,279	$18,264	$(12,828)	$321	$209	$(2,475)	$7,414	$(8,508)	$83,676	$(2,214)

Financial Derivative Instruments - Assets
Over the counter	$0	$111	$0	$0	$0	$(31)	$0	$0	$80	$(31)

Totals	$81,279	$18,375	$(12,828)	$321	$209	$(2,506)	$7,414	$(8,508)	$83,756	$(2,245)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$5,383	Proxy Pricing	Base Price	96.470-100.074
	8,495	Third Party Vendor	Broker Quote	100.000-101.625
Corporate Bonds & Notes
Industrials	681	Other Valuation Techniques(3)	—	—
	1,020	Proxy Pricing	Base Price	97.010
U.S. Government Agencies	8,706	Proxy Pricing	Base Price	60.341
Asset-Backed Securities	28,531	Proxy Pricing	Base Price	58.000-102,005.100
Common Stocks
Financials	5,221	Other Valuation Techniques(3)	—	—
Warrants
Industrials	340	Other Valuation Techniques(3)	—	—
Preferred Securities
Industrials	25,299	Indicative Market Quotation	Broker Quote	$900.000

Financial Derivative Instruments - Assets
Over the counter	80	Indicative Market Quotation	Broker Quote	$3.607

Total	$83,756

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	35

Schedule of Investments PIMCO Corporate & Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.8%
Alphabet Holding Co., Inc.
5.577% (LIBOR03M + 3.500%) due 09/26/2024 ~	$99	$94
Altice France S.A.
TBD% due 07/13/2026	300	294
Avantor, Inc.
6.077% (LIBOR03M + 4.000%) due 11/21/2024 ~	50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎	1,600	1,594
California Resources Corp.
6.831% (LIBOR03M + 4.750%) due 12/31/2022 «~	100	102
CenturyLink, Inc.
4.827% (LIBOR03M + 2.750%) due 01/31/2025 ~	995	981
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~	1,267	1,248
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~	504	475
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎	100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021	150	152
Frontier Communications Corp.
5.830% (LIBOR03M + 3.750%) due 06/15/2024 ~	595	588
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)	14,300	11,124
IRB Holding Corp.
5.347% (LIBOR03M + 3.250%) due 02/05/2025 ~	100	101
McDermott Technology Americas, Inc.
7.077% (LIBOR03M + 5.000%) due 05/10/2025 ~	998	1,005
MH Sub LLC
5.829% (LIBOR03M + 3.750%) due 09/13/2024 ~	119	120
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~	200	200
Multi Color Corp.
4.327% (LIBOR03M + 2.250%) due 10/31/2024 ~	16	16
Parexel International Corp.
4.827% (LIBOR03M + 2.750%) due 09/27/2024 ~	99	99
PetSmart, Inc.
5.100% (LIBOR03M + 3.000%) due 03/11/2022 ~	80	67
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~	200	201
Sequa Mezzanine Holdings LLC
7.067% (LIBOR03M + 5.000%) due 11/28/2021 «~	218	218
11.072% (LIBOR03M + 9.000%) due 04/28/2022 «~	90	90
Sprint Communications, Inc.
4.625% (LIBOR03M + 2.500%) due 02/02/2024 ~	1,580	1,582
Stars Group Holdings BV
5.831% (LIBOR03M + 3.500%) due 07/10/2025 ~	100	101
Syniverse Holdings, Inc.
7.078% (LIBOR03M + 5.000%) due 03/09/2023 ~	20	20
West Corp.
6.077% (LIBOR03M + 4.000%) due 10/10/2024 ~	32	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		$955	$250
TBD% - 10.581% (LIBOR03M + 8.250%) due 05/31/2020 ~∎		1,499	1,529

Total Loan Participations and Assignments (Cost $25,080)			22,433

CORPORATE BONDS & NOTES 49.0%

BANKING & FINANCE 21.6%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,392
Ally Financial, Inc.
8.000% due 11/01/2031 (m)		6,492	7,856
Ambac LSNI LLC
7.337% due 02/12/2023 •		250	252
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,737	7,647
Athene Holding Ltd.
4.125% due 01/12/2028		$52	49
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		175	175
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		124	121
5.000% due 04/20/2048		72	69
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	600	740
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		4,300	1,534
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		500	624
Barclays PLC
3.250% due 01/17/2033	GBP	200	245
6.500% due 09/15/2019 •(i)(j)	EUR	2,200	2,682
7.250% due 03/15/2023 •(i)(j)	GBP	6,300	8,606
8.000% due 12/15/2020 •(i)(j)	EUR	2,100	2,738
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	900
6.500% due 03/20/2021		4,900	4,931
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		70	68
Brookfield Finance, Inc.
3.900% due 01/25/2028		88	83
4.700% due 09/20/2047		196	187
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		8,000	8,470
Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		830	885
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	207
7.500% due 12/11/2023 •(i)(j)(m)		7,105	7,593
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,819
EPR Properties
4.750% due 12/15/2026 (m)		$3,100	3,034
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	117
2.875% due 02/01/2026		100	114
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (m)		$3,500	3,652
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (m)		322	336
Freedom Mortgage Corp.
8.250% due 04/15/2025		61	60
GSPA Monetization Trust
6.422% due 10/09/2029		3,571	4,050
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	3,193	4,232
6.500% due 03/23/2028 •(i)(j)		$480	472
Hunt Cos., Inc.
6.250% due 02/15/2026		24	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
iStar, Inc.
4.625% due 09/15/2020		$13	$13
5.250% due 09/15/2022		48	47
Jefferies Finance LLC
6.875% due 04/15/2022		1,000	1,013
7.375% due 04/01/2020 (m)		2,100	2,147
7.500% due 04/15/2021		1,444	1,480
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	65
Life Storage LP
3.875% due 12/15/2027		28	27
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	2,166	3,145
7.875% due 06/27/2029 •(i)(j)		1,500	2,300
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$6,100	6,195
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	204
MetLife, Inc.
5.875% due 03/15/2028 •(i)		66	68
Nationstar Mortgage LLC
6.500% due 07/01/2021		712	716
Nationwide Building Society
10.250% ~(i)	GBP	12	2,458
Navient Corp.
5.625% due 08/01/2033 (m)		$914	786
6.500% due 06/15/2022		78	80
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,522
Provident Funding Associates LP
6.375% due 06/15/2025		27	26
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		3,070	3,177
8.000% due 08/10/2025 •(i)(j)		6,390	6,803
8.625% due 08/15/2021 •(i)(j)		2,700	2,920
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	3,795	5,179
7.375% due 06/24/2022 •(i)(j)		3,520	4,859
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	192
Spirit Realty LP
4.450% due 09/15/2026 (m)		1,600	1,541
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,206
6.125% due 05/15/2022		656	674
6.875% due 03/15/2025		198	201
7.125% due 03/15/2026		203	207
8.250% due 10/01/2023		170	188
Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	411	720
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$560	585
WeWork Cos., Inc.
7.875% due 05/01/2025		72	70

			126,776

INDUSTRIALS 22.8%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23
Altice Financing S.A.
6.625% due 02/15/2023		2,300	2,332
7.500% due 05/15/2026 (m)		1,600	1,562
Altice France S.A.
7.375% due 05/01/2026		5,340	5,323
Associated Materials LLC
9.000% due 01/01/2024		534	565
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,400	1,405
BMC Software Finance, Inc.
8.125% due 07/15/2021 (m)		2,748	2,817

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Caesars Resort Collection LLC
5.250% due 10/15/2025		$8	$8
Centene Corp.
5.375% due 06/01/2026		82	84
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		26	26
Charter Communications Operating LLC
4.200% due 03/15/2028		134	129
Cheniere Energy Partners LP
5.250% due 10/01/2025		31	31
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		115	115
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		640	656
7.625% due 03/15/2020		3,060	3,078
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		32	31
Community Health Systems, Inc.
5.125% due 08/01/2021		4,732	4,500
6.250% due 03/31/2023 (m)		5,695	5,325
8.625% due 01/15/2024		254	263
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		581	617
CSN Islands Corp.
6.875% due 09/21/2019 (m)		200	201
CSN Resources S.A.
6.500% due 07/21/2020		1,202	1,163
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		4,100	4,182
Exela Intermediate LLC
10.000% due 07/15/2023 (m)		117	121
Ferroglobe PLC
9.375% due 03/01/2022		1,550	1,598
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,414	1,382
6.875% due 03/01/2026		1,558	1,527
7.000% due 02/15/2021		582	589
Ford Motor Co.
7.700% due 05/15/2097 (m)		7,315	8,494
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		5,650	4,011
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,264
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$298	292
General Electric Co.
5.000% due 01/21/2021 •(i)		155	152
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		40	38
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		52	50
HCA, Inc.
7.500% due 11/15/2095		1,200	1,185
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		131	132
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		3,815	2,947
11.250% due 03/01/2021 ^(e)		375	292
IHS Markit Ltd.
4.000% due 03/01/2026		4	4
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (m)		3,740	3,773
9.750% due 07/15/2025		115	123
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (m)		10,492	10,020
8.125% due 06/01/2023		1,121	967
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,895	7,909
8.500% due 08/15/2021		6,420	6,484
Kinder Morgan, Inc.
7.800% due 08/01/2031 (m)		3,580	4,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		$474	$384
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		8	8
Metinvest BV
8.500% due 04/23/2026		1,000	969
New Albertson’s LP
6.570% due 02/23/2028 (m)		5,600	3,815
Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2018 (h)(i)		345	6
0.000% due 08/31/2018 (h)(i)		407	7
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		80	78
4.500% due 03/15/2023		159	152
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	36
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	200
Petroleos Mexicanos
6.500% due 03/13/2027		190	193
6.750% due 09/21/2047		50	46
PetSmart, Inc.
5.875% due 06/01/2025		108	86
Pisces Midco, Inc.
8.000% due 04/15/2026		170	176
Pitney Bowes, Inc.
4.700% due 04/01/2023		34	31
Platin 1426 GmbH
6.875% due 06/15/2023 «(c)	EUR	400	453
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,280	1,373
QVC, Inc.
5.450% due 08/15/2034		900	808
5.950% due 03/15/2043 (m)		3,682	3,436
Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,639
Safeway, Inc.
7.250% due 02/01/2031		$1,345	1,321
Scientific Games International, Inc.
5.000% due 10/15/2025		11	11
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		35	36
Sigma Holdco BV
5.750% due 05/15/2026	EUR	100	111
SoftBank Group Corp.
4.000% due 04/20/2023		4,600	5,628
Spirit Issuer PLC
3.368% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,290
6.582% due 12/28/2027		980	1,318
Sunoco LP
4.875% due 01/15/2023		$64	63
T-Mobile USA, Inc.
4.750% due 02/01/2028		19	18
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	184
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	367
Times Square Hotel Trust
8.528% due 08/01/2026		$1,550	1,804
Transocean Pontus Ltd.
6.125% due 08/01/2025		146	149
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,415	4,955
6.542% due 03/30/2021		1,143	1,583
United Group BV
4.375% due 07/01/2022	EUR	100	120
4.875% due 07/01/2024		100	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Univision Communications, Inc.
5.125% due 02/15/2025		$400	$372
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	221
ViaSat, Inc.
5.625% due 09/15/2025		$92	87
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	300	387
VOC Escrow Ltd.
5.000% due 02/15/2028		$72	69
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		5,765	1,629
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	223
2.750% due 01/20/2024 •		200	220

			133,681

UTILITIES 4.6%
AT&T, Inc.
4.900% due 08/15/2037 (m)		$358	346
5.150% due 02/15/2050		434	417
5.300% due 08/15/2058 (m)		904	856
5.450% due 03/01/2047		50	50
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,713	2,806
Enable Midstream Partners LP
4.950% due 05/15/2028		60	60
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,510
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		97	96
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		170	93
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,318	1,259
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		4,252	1,265
Petrobras Global Finance BV
5.999% due 01/27/2028		154	146
6.250% due 12/14/2026	GBP	4,800	6,554
6.625% due 01/16/2034		100	132
7.375% due 01/17/2027		$36	38
Rio Oil Finance Trust
8.200% due 04/06/2028		250	257
9.250% due 07/06/2024		366	396
9.250% due 07/06/2024 (m)		2,663	2,877
9.750% due 01/06/2027 (m)		189	206
9.750% due 01/06/2027		226	247
Sprint Corp.
7.625% due 03/01/2026		183	190

			26,801

Total Corporate Bonds & Notes (Cost $281,974)			287,258

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		994	1,788
DISH Network Corp.
3.375% due 08/15/2026		3,400	3,097

Total Convertible Bonds & Notes (Cost $5,254)			4,885

MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 0.8%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,342

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	37

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$3,400	$3,581

		4,923

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	14,370
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	60	62
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	110	118
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	38
7.350% due 07/01/2035	20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	270	262

		14,872

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	770	763

WEST VIRGINIA 1.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	2,748
7.467% due 06/01/2047	5,775	5,755

		8,503

Total Municipal Bonds & Notes (Cost $25,970)		29,061

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
3.000% due 02/25/2043 (a)	53,748	10,791
5.614% (US0001M + 3.550%) due 07/25/2029 ~	850	929
7.814% (US0001M + 5.750%) due 07/25/2029 ~	1,150	1,377
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	17,300	14,069
0.100% due 02/25/2046 - 08/25/2046 (a)	130,261	308
0.200% due 04/25/2045 (a)	5,683	6
2.557% due 11/25/2055 «~	8,162	4,908
9.614% (US0001M + 7.550%) due 12/25/2027 ~	3,287	4,089
12.814% (US0001M + 10.750%) due 03/25/2025 ~	729	989

Total U.S. Government Agencies (Cost $35,100)		37,466

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.8%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	4,039	3,744
6.000% due 01/25/2036 ^	103	101
Banc of America Funding Trust
6.000% due 07/25/2037 ^	304	289
Banc of America Mortgage Trust
3.905% due 03/25/2035 ~	83	81
6.000% due 03/25/2037 ^	325	309
BCAP LLC Trust
3.616% due 03/27/2036 ~	2,257	1,522
3.864% due 08/28/2037 ~	7,019	6,825
4.945% due 03/26/2037	856	893
6.566% due 07/26/2036 ~	1,626	1,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.564% due 01/25/2036 ^•		$1,357	$1,419
3.626% due 11/25/2036 ^~		4,080	3,459
3.683% due 09/25/2047 ^~		6,436	5,323
3.687% due 11/25/2035 ^~		5,548	5,224
3.830% due 08/25/2036 ^~		910	628
4.206% due 09/25/2035 ^~		586	451
Bear Stearns Commercial Mortgage Securities Trust
5.726% due 04/12/2038 ~		210	210
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		964	872
CD Mortgage Trust
5.398% due 12/11/2049 ~		28	17
5.688% due 10/15/2048		7,768	4,039
Chase Mortgage Finance Trust
3.537% due 12/25/2035 ^~		10	10
6.000% due 07/25/2037 ^		865	742
Citigroup Mortgage Loan Trust
3.612% due 04/25/2037 ^~		250	218
3.756% due 09/25/2037 ^~		1,361	1,182
Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~		2,542	1,574
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,148	897
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		302	228
5.750% due 01/25/2035		353	354
5.750% due 02/25/2035		407	397
5.750% due 03/25/2037 ^		731	640
6.000% due 02/25/2035		1,105	1,073
6.000% due 04/25/2036		1,137	879
6.000% due 02/25/2037 ^		5,705	3,893
6.000% due 04/25/2037 ^		1,210	908
6.000% due 07/25/2037 ^		187	183
6.250% due 12/25/2036 ^•		1,566	1,182
6.500% due 08/25/2036 ^		517	344
Countrywide Home Loan Mortgage Pass-Through Trust
3.801% due 09/20/2036 ^~		262	228
6.000% due 07/25/2037		1,695	1,378
Credit Suisse Mortgage Capital Certificates
4.040% due 10/26/2036 ~		7,478	5,014
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	135	157
GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		$5,300	4,783
GS Mortgage Securities Trust
5.622% due 11/10/2039		911	786
GSR Mortgage Loan Trust
4.211% due 08/25/2034 ~		317	306
5.500% due 05/25/2036 ^		333	467
6.000% due 02/25/2036 ^		2,761	2,203
HarborView Mortgage Loan Trust
2.562% due 01/19/2036 ^•		3,855	3,193
3.794% due 06/19/2036 ^~		7,048	4,957
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,395	2,192
Jefferies Resecuritization Trust
6.000% due 05/26/2036		13,430	10,639
JPMorgan Alternative Loan Trust
3.415% due 03/25/2037 ^~		1,643	1,554
6.000% due 12/25/2035 ^		1,789	1,744
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,224	1,073
JPMorgan Mortgage Trust
3.689% due 02/25/2036 ^~		2,469	2,099
3.835% due 04/25/2037 ~		9	8
3.878% due 01/25/2037 ^~		651	623
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		849	656
5.562% due 02/15/2040 ~		866	547
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		170	165
Lehman XS Trust
2.284% due 06/25/2047 •		2,100	1,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Alternative Loan Trust
6.750% due 07/25/2036		$1,773	$1,220
Merrill Lynch Mortgage Investors Trust
3.564% due 03/25/2036 ^~		779	601
Motel 6 Trust
8.998% due 08/15/2019 •		7,800	7,937
Residential Accredit Loans, Inc. Trust
2.294% due 05/25/2037 ^•		174	132
4.729% due 12/26/2034 ^~		1,870	1,487
6.000% due 08/25/2036 ^		362	330
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		139	137
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,713	1,774
6.250% due 09/25/2037 ^		2,710	1,892
6.250% due 06/25/2046 ~		1,278	1,220
Residential Funding Mortgage Securities, Inc. Trust
4.247% due 02/25/2037 ~		1,637	1,292
6.500% due 03/25/2032		147	152
Sequoia Mortgage Trust
3.548% due 02/20/2047 ~		362	340
5.416% due 07/20/2037 ^~		723	635
Structured Adjustable Rate Mortgage Loan Trust
3.668% due 11/25/2036 ^~		2,633	2,562
3.735% due 03/25/2037 ^~		3,005	2,504
3.834% due 07/25/2036 ^~		523	455
3.855% due 01/25/2036 ^~		2,276	1,777
3.958% due 07/25/2036 ^~		8,072	7,415
4.210% due 07/25/2035 ^~		805	750
Suntrust Adjustable Rate Mortgage Loan Trust
3.675% due 02/25/2037 ^~		353	319
3.791% due 04/25/2037 ^~		554	473
WaMu Mortgage Pass-Through Certificates Trust
3.403% due 02/25/2037 ^~		591	574
3.405% due 10/25/2036 ^~		2,286	2,103
3.558% due 07/25/2037 ^~		454	377
3.898% due 07/25/2037 ^~		1,041	970
Washington Mutual Mortgage Pass-Through Certificates Trust
2.494% due 05/25/2047 ^•		147	36
6.000% due 10/25/2035 ^		1,816	1,429
Wells Fargo Mortgage-Backed Securities Trust
3.908% due 07/25/2036 ^~		336	340
4.324% due 05/25/2036 ^~		60	62

Total Non-Agency Mortgage-Backed Securities (Cost $130,908)			139,786

ASSET-BACKED SECURITIES 20.4%
ACE Securities Corp. Home Equity Loan Trust
2.454% due 02/25/2036 •		26,477	18,455
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,761
Airspeed Ltd.
2.342% due 06/15/2032 •		$3,061	2,852
Apidos CLO
0.000% due 01/20/2031 ~		4,500	4,063
Argent Securities Trust
2.254% due 03/25/2036 •		3,852	2,381
Bear Stearns Asset-Backed Securities Trust
2.204% due 10/25/2036 ^~		4,720	4,943
6.500% due 10/25/2036 ^		362	281
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		175,347	1,227
BlueMountain CLO Ltd.
7.787% due 04/13/2027 •		1,000	1,007
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		2,300	1,633
0.000% due 07/22/2026 ~		1,500	848
Citigroup Mortgage Loan Trust
2.224% due 12/25/2036 •		4,014	2,651
Countrywide Asset-Backed Certificates
2.204% due 06/25/2047 ^•		1,658	1,529
2.234% due 03/25/2037 •		1,817	1,770

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
3.009% due 09/25/2035 •		$3,613	$2,813
3.039% due 05/25/2036 •		7,105	3,764
Fremont Home Loan Trust
2.994% due 06/25/2035 ^•		6,000	5,690
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	470
Home Equity Mortgage Loan Asset-Backed Trust
2.224% due 07/25/2037 •		$10,514	6,947
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (h)		3,251	1,316
JPMorgan Mortgage Acquisition Trust
4.752% due 10/25/2030 ^		5,857	4,173
Lehman XS Trust
5.170% due 08/25/2035 ^		177	176
LNR CDO Ltd.
2.352% due 02/28/2043 •		5,919	3,816
Long Beach Mortgage Loan Trust
2.364% due 01/25/2036 •		4,685	4,217
Magnetite Ltd.
7.489% due 04/15/2027 •		1,000	1,001
Merrill Lynch Mortgage Investors Trust
2.224% due 04/25/2037 •		550	350
Morgan Stanley ABS Capital, Inc. Trust
2.214% due 06/25/2036 •		744	641
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		701	498
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.584% due 08/25/2035 •		5,000	4,502
3.834% due 10/25/2034 •		573	533
Residential Asset Mortgage Products Trust
3.264% due 01/25/2035 ^•		2,788	2,201
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,469
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,981
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		4,300	2,490
0.000% due 07/25/2040 «(h)		21	1,232
0.000% due 09/25/2040 «(h)		1,718	1,030
Soundview Home Loan Trust
2.314% due 08/25/2037 •		2,000	1,778
South Coast Funding Ltd.
2.953% due 08/10/2038 •		10,198	1,990
Symphony CLO Ltd.
6.939% due 07/14/2026 •		2,000	1,988
Taberna Preferred Funding Ltd.
2.749% due 08/05/2036 •		427	363
2.749% due 08/05/2036 ^•		7,891	6,708
2.807% due 07/05/2035 •		7,470	7,022

Total Asset-Backed Securities (Cost $107,916)			119,560

SOVEREIGN ISSUES 4.6%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	3,970	2,861
3.375% due 01/15/2023		200	214
3.875% due 01/15/2022		200	225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 01/15/2028	EUR	200	$205
6.250% due 11/09/2047		100	96
7.820% due 12/31/2033		9,275	10,950
30.131% (BADLARPP) due 10/04/2022 ~	ARS	58	3
36.087% (BADLARPP + 3.250%) due 03/01/2020 ~		800	28
36.495% (BADLARPP + 2.000%) due 04/03/2022 ~		60,426	1,976
40.000% (ARPP7DRR) due 06/21/2020 ~		84,082	3,088
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,911
Egypt Government International Bond
4.750% due 04/16/2026		300	345
5.625% due 04/16/2030		300	338
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,700	882
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	142	167
3.000% due 02/24/2024		142	167
3.000% due 02/24/2025		142	165
3.000% due 02/24/2026		142	164
3.000% due 02/24/2027		142	163
3.000% due 02/24/2028		142	161
3.000% due 02/24/2029		142	160
3.000% due 02/24/2030		142	157
3.000% due 02/24/2031		142	155
3.000% due 02/24/2032		142	153
3.000% due 02/24/2033		142	151
3.000% due 02/24/2034		142	150
3.000% due 02/24/2035		142	149
3.000% due 02/24/2036		142	148
3.000% due 02/24/2037		142	147
3.000% due 02/24/2038		142	146
3.000% due 02/24/2039		142	146
3.000% due 02/24/2040		142	145
3.000% due 02/24/2041		142	145
3.000% due 02/24/2042		142	145
4.750% due 04/17/2019		400	480
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$240	64
9.250% due 09/15/2027 ^(e)		308	90

Total Sovereign Issues (Cost $29,810)			26,840

		SHARES
COMMON STOCKS 1.3%

CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		466,592	5,272

ENERGY 0.2%
Forbes Energy Services Ltd. (f)(k)		11,400	97
Ocean Rig UDW, Inc. (f)		41,602	1,166

			1,263

FINANCIALS 0.2%
TIG FinCo PLC «(k)		761,602	1,200

Total Common Stocks (Cost $7,583)			7,735

		SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		775,000	$194

Total Warrants (Cost $0)			194

PREFERRED SECURITIES 3.7%

BANKING & FINANCE 1.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)		6,250	7,125

INDUSTRIALS 2.5%
Sequa Corp.
9.000% «		15,928	14,456

Total Preferred Securities (Cost $22,042)			21,581

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%
VICI Properties, Inc.		416,263	8,471

Total Real Estate Investment Trusts (Cost $5,426)			8,471

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (l) 1.6%
			9,080

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
25.454% due 08/15/2018 - 11/21/2018 (g)(h)	ARS	23,767	861
1.498% due 08/24/2018 - 09/14/2018 (g)(h)		$156	156

			1,017

U.S. TREASURY BILLS 0.4%
1.980% due 09/27/2018 - 10/18/2018 (g)(h)(o)(q)		2,574	2,564

Total Short-Term Instruments (Cost $12,837)			12,661

Total Investments in Securities (Cost $689,900)			717,931

Total Investments 122.4% (Cost $689,900)			$717,931

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $14,313)			337

Preferred Shares (9.5)%			(55,525)

Other Assets and Liabilities, net (13.0)%			(76,151)

Net Assets Applicable to Common Shareholders 100.0%			$586,592

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	39

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	05/20/2014	$7,688	$7,125	1.22%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	370	97	0.02
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,020	1,200	0.20

		$9,078	$8,422	1.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	07/31/2018	08/01/2018	$3,580	U.S. Treasury Notes 2.625% due 11/15/2020	$(3,652)	$3,580	$3,580
SAL	1.990	07/31/2018	08/01/2018	5,500	U.S. Treasury Notes 2.625% due 06/15/2021	(5,612)	5,500	5,500

Total Repurchase Agreements						$(9,264)	$9,080	$9,080

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.000%	07/26/2018	TBD	(3)	$(202)	$(202)
FOB	2.350	07/17/2018	08/07/2018		(11,056)	(11,067)
NOM	2.750	07/18/2018	08/20/2018		(7,089)	(7,097)
RDR	2.490	06/19/2018	09/19/2018		(4,226)	(4,239)
RTA	2.821	06/07/2018	09/07/2018		(3,322)	(3,336)
	2.837	03/14/2018	09/14/2018		(7,072)	(7,150)
SOG	2.600	07/17/2018	10/17/2018		(8,094)	(8,103)
	2.810	06/07/2018	09/07/2018		(3,496)	(3,511)
	2.810	06/12/2018	09/12/2018		(5,071)	(5,091)
UBS	2.540	05/31/2018	08/31/2018		(1,452)	(1,458)
	2.560	06/13/2018	09/13/2018		(333)	(334)
	2.560	07/11/2018	09/13/2018		(843)	(844)
	2.760	06/05/2018	09/05/2018		(3,505)	(3,520)
	2.780	06/13/2018	09/13/2018		(187)	(188)
	2.860	05/31/2018	08/31/2018		(2,142)	(2,153)
	2.860	06/05/2018	09/05/2018		(1,205)	(1,210)
	2.910	05/07/2018	08/07/2018		(12,482)	(12,569)
	2.910	05/14/2018	08/14/2018		(5,353)	(5,387)
	2.910	06/21/2018	08/07/2018		(3,307)	(3,318)

Total Reverse Repurchase Agreements						$(80,777)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(202)	$0	$(202)	$201	$(1)
FICC	3,580	0	0	3,580	(3,652)	(72)
FOB	0	(11,067)	0	(11,067)	11,258	191
NOM	0	(7,097)	0	(7,097)	7,514	417
RDR	0	(4,239)	0	(4,239)	4,421	182
RTA	0	(10,486)	0	(10,486)	11,641	1,155
SAL	5,500	0	0	5,500	(5,612)	(112)
SOG	0	(16,705)	0	(16,705)	17,841	1,136
UBS	0	(30,981)	0	(30,981)	34,570	3,589

Total Borrowings and Other Financing Transactions	$9,080	$(80,777)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(39,437)	$(41,137)	$(203)	$(80,777)

Total Borrowings	$0	$(39,437)	$(41,137)	$(203)	$(80,777)

Payable for reverse repurchase agreements					$(80,777)

(m)	Securities with an aggregate market value of $89,735 and cash of $163 have been pledged as collateral under the terms of the above master agreements as of July 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2018 was $(94,014) at a weighted average interest rate of 2.162%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.536%	$	5,500	$(177)	$(197)	$(374)	$9	$0
Navient Corp.	5.000	Quarterly	12/20/2021	1.986		600	21	39	60	0	0
Novo Banco S.A.	5.000	Quarterly	12/20/2021	10.074	EUR	100	(23)	18	(5)	1	0

							$(179)	$(140)	$(319)	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$8,200	$460	$163	$623	$8	$0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	41

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2020		$59,300	$1,546	$(2,827)	$(1,281)	$0	$(2)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2021		36,800	1,248	(2,229)	(981)	0	(3)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		62,000	747	(2,635)	(1,888)	0	(5)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		53,500	1,960	479	2,439	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,663	(5,878)	(1,215)	25	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	(2,357)	(2,032)	28	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	18,432	12,906	430	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		226,900	9,562	17,360	26,922	0	(609)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	129	317	0	(3)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	13,000	(182)	(225)	(407)	43	0
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		2,000	(34)	(16)	(50)	7	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	21,100	486	(196)	290	127	0

							$14,983	$20,037	$35,020	$661	$(622)

Total Swap Agreements							$15,264	$20,060	$35,324	$679	$(622)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$679	$679	$0	$0	$(622)	$(622)

(o)

Securities with an aggregate market value of $642 and cash of $9,152 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2018		$47,431	EUR	40,702	$165	$0
	09/2018	EUR	40,703		$47,544	0	(165)
BPS	08/2018	ARS	22,951		775	9	(52)
	08/2018		$659	GBP	497	0	(6)
	09/2018	PEN	2,303		$702	0	0
CBK	08/2018	EUR	2,529		2,955	0	(3)
	08/2018		$61,017	GBP	46,587	131	0
	09/2018	GBP	46,587		$61,099	0	(130)
	10/2018		$48	ARS	1,450	1	0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	08/2018		$422	EUR	362	$1	$0
	08/2018		1,023	GBP	773	0	(9)
HUS	08/2018		5,406	RUB	338,263	5	(10)
	10/2018		7	ARS	200	0	0
SSB	08/2018	EUR	38,536		$44,959	0	(103)
UAG	08/2018	GBP	47,857		63,369	554	0

Total Forward Foreign Currency Contracts						$866	$(478)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.324%	$	2,400	$(247)	$239	$0	$(8)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324		5,300	(543)	526	0	(17)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619		10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.165		100	(16)	12	0	(4)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619		40	(6)	6	0	0

								$(813)	$784	$0	$(29)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.025%	Semi-Annual	09/04/2023	$	175,000	$(134)	$50	$0	$(84)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	$	400	$(2)	$4	$2	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018		400	(2)	5	3	0

									$(4)	$9	$5	$0

Total Swap Agreements									$(951)	$843	$5	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$165	$0	$2	$167	$(165)	$0	$0	$(165)	$2	$0	$2
BPS	9	0	0	9	(58)	0	(8)	(66)	(57)	20	(37)
CBK	132	0	0	132	(133)	0	0	(133)	(1)	0	(1)
GLM	1	0	0	1	(9)	0	0	(9)	(8)	0	(8)
GST	0	0	3	3	0	0	(21)	(21)	(18)	0	(18)
HUS	5	0	0	5	(10)	0	0	(10)	(5)	0	(5)
MYC	0	0	0	0	0	0	(84)	(84)	(84)	(514)	(598)
SSB	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)
UAG	554	0	0	554	0	0	0	0	554	(630)	(76)

Total Over the Counter	$866	$0	$5	$871	$(478)	$0	$(113)	$(591)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	43

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(q)

Securities with an aggregate market value of $106 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$18	$0	$0	$661	$679

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$866	$0	$866
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$866	$5	$871

	$0	$18	$0	$866	$666	$1,550

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$622	$622

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$478	$0	$478
Swap Agreements	0	29	0	0	84	113

	$0	$29	$0	$478	$84	$591

	$0	$29	$0	$478	$706	$1,213

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$525	$0	$0	$40,781	$41,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(359)	$0	$(359)
Swap Agreements	0	468	0	0	13	481

	$0	$468	$0	$(359)	$13	$122

	$0	$993	$0	$(359)	$40,794	$41,428

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(20)	$0	$0	$(48,333)	$(48,353)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,031	$0	$3,031
Swap Agreements	0	(297)	0	0	59	(238)

	$0	$(297)	$0	$3,031	$59	$2,793

	$0	$(317)	$0	$3,031	$(48,274)	$(45,560)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$21,823	$610	$22,433
Corporate Bonds & Notes
Banking & Finance	0	126,776	0	126,776
Industrials	0	132,936	745	133,681
Utilities	0	26,801	0	26,801
Convertible Bonds & Notes
Industrials	0	4,885	0	4,885
Municipal Bonds & Notes
California	0	4,923	0	4,923
Illinois	0	14,872	0	14,872
Virginia	0	763	0	763
West Virginia	0	8,503	0	8,503
U.S. Government Agencies	0	32,558	4,908	37,466
Non-Agency Mortgage-Backed Securities	0	139,786	0	139,786
Asset-Backed Securities	0	108,358	11,202	119,560
Sovereign Issues	0	26,840	0	26,840
Common Stocks
Consumer Discretionary	5,272	0	0	5,272
Energy	1,166	97	0	1,263
Financials	0	0	1,200	1,200
Warrants
Industrials	0	0	194	194
Preferred Securities
Banking & Finance	0	7,125	0	7,125
Industrials	0	0	14,456	14,456

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Real Estate Investment Trusts
Real Estate	$8,471	$0	$0	$8,471
Short-Term Instruments
Repurchase Agreements	0	9,080	0	9,080
Argentina Treasury Bills	0	1,017	0	1,017
U.S. Treasury Bills	0	2,564	0	2,564

Total Investments	$14,909	$669,707	$33,315	$717,931

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	679	0	679
Over the counter	0	871	0	871

	$0	$1,550	$0	$1,550

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(622)	0	(622)
Over the counter	0	(591)	0	(591)

	$0	$(1,213)	$0	$(1,213)

Total Financial Derivative Instruments	$0	$337	$0	$337

Totals	$14,909	$670,044	$33,315	$718,268

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$739	$310	$(600)	$5	$6	$(6)	$308	$(152)	$610	$3
Corporate Bonds & Notes
Banking & Finance	4,451	0	(288)	2	15	(62)	0	(4,118)	0	0
Industrials	6,060	746	(6,062)	1	62	(62)	0	0	745	0
U.S. Government Agencies	4,713	0	(88)	133	34	116	0	0	4,908	113
Asset-Backed Securities	11,281	0	0	89	0	(168)	0	0	11,202	(168)
Common Stocks
Financials	1,005	0	0	0	0	195	0	0	1,200	195
Warrants
Industrials	363	0	0	0	0	(169)	0	0	194	(169)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	45

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

July 31, 2018

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(1)
Preferred Securities
Industrials	$14,002	$1,537	$0	$0	$0	$(1,083)	$0	$0	$14,456	$(1,083)

Totals	$42,614	$2,593	$(7,038)	$230	$117	$(1,239)	$308	$(4,270)	$33,315	$(1,109)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200	Proxy Pricing	Base Price	100.074
	410	Third Party Vendor	Broker Quote	100.000-101.625
Corporate Bonds & Notes
Industrials	292	Other Valuation Techniques(2)	—	—
	453	Proxy Pricing	Base Price	97.010
U.S. Government Agencies	4,908	Proxy Pricing	Base Price	60.341
Asset-Backed Securities	11,202	Proxy Pricing	Base Price	58.000-102,005.100
Common Stocks
Financials	1,200	Other Valuation Techniques(2)	—	—
Warrants
Industrials	194	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	14,456	Indicative Market Quotation	Broker Quote	$900.000

Total	$33,315

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

July 31, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%
Alphabet Holding Co., Inc.
5.577% (LIBOR03M + 3.500%) due 09/26/2024 ~		$99	$94
Altice France S.A.
TBD% due 07/13/2026		400	392
Avantor, Inc.
6.077% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		3,100	3,088
California Resources Corp.
6.831% (LIBOR03M + 4.750%) due 12/31/2022 «~		50	51
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,576	1,553
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		706	664
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		873	883
Frontier Communications Corp.
5.830% (LIBOR03M + 3.750%) due 06/15/2024 ~		893	883
Genworth Financial, Inc.
6.578% (LIBOR03M + 4.500%) due 03/07/2023 ~		50	51
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		17,200	13,380
IRB Holding Corp.
5.347% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	101
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	109
McDermott Technology Americas, Inc.
7.077% (LIBOR03M + 5.000%) due 05/10/2025 ~		$1,397	1,407
MH Sub LLC
5.829% (LIBOR03M + 3.750%) due 09/13/2024 ~		169	169
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		200	200
Multi Color Corp.
4.327% (LIBOR03M + 2.250%) due 10/31/2024 ~		24	24
Parexel International Corp.
4.827% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	99
PetSmart, Inc.
5.100% (LIBOR03M + 3.000%) due 03/11/2022 ~		339	283
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		200	201
Sequa Mezzanine Holdings LLC
7.067% (LIBOR03M + 5.000%) due 11/28/2021 «~		327	327
11.072% (LIBOR03M + 9.000%) due 04/28/2022 «~		140	141
Stars Group Holdings BV
5.831% (LIBOR03M + 3.500%) due 07/10/2025 ~		200	202
Syniverse Holdings, Inc.
7.078% (LIBOR03M + 5.000%) due 03/09/2023 ~		30	30
Traverse Midstream Partners LLC
6.340% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
West Corp.
6.077% (LIBOR03M + 4.000%) due 10/10/2024 ~		$58	$58
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		1,455	382
TBD% - 10.581% (LIBOR03M + 8.250%) due 05/31/2020 ~∎		2,620	2,672

Total Loan Participations and Assignments (Cost $31,303)			27,685

CORPORATE BONDS & NOTES 61.9%

BANKING & FINANCE 22.6%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		27,410	16,583
Ally Financial, Inc.
8.000% due 11/01/2031		6	7
8.000% due 11/01/2031 (n)		2,765	3,346
Ambac LSNI LLC
7.337% due 02/12/2023 •		112	113
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	2,700	3,599
8.375% due 07/15/2023		11,535	15,375
Athene Holding Ltd.
4.125% due 01/12/2028 (n)		$76	71
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (n)		4,521	4,233
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		248	247
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		180	176
5.000% due 04/20/2048		104	100
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	5,800	2,069
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)(n)		500	624
Barclays PLC
6.500% due 09/15/2019 •(j)(k)(n)		2,600	3,170
7.875% due 09/15/2022 •(j)(k)	GBP	7,210	10,156
Brighthouse Holdings LLC
6.500% due 07/27/2037 (j)		$70	68
Brookfield Finance, Inc.
3.900% due 01/25/2028		128	121
4.700% due 09/20/2047		290	276
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		13,100	13,870
CBL & Associates LP
5.950% due 12/15/2026 (n)		3,324	2,870
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	2,800	4,413
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		$250	267
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		400	413
Doctors Co.
6.500% due 10/15/2023 (n)		10,000	10,624
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	2,738	3,006
Equinix, Inc.
2.875% due 03/15/2024		200	234
2.875% due 10/01/2025		100	114
2.875% due 02/01/2026		200	228
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (n)		$3,000	3,130
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (n)		478	499
Freedom Mortgage Corp.
8.250% due 04/15/2025		88	86
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	207
GSPA Monetization Trust
6.422% due 10/09/2029		5,896	6,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	2,600	$3,446
6.500% due 03/23/2028 •(j)(k)		$700	688
Hunt Cos., Inc.
6.250% due 02/15/2026		36	34
International Lease Finance Corp.
6.980% due 10/15/2018 ~		18,000	18,124
iStar, Inc.
4.625% due 09/15/2020		20	20
5.250% due 09/15/2022		70	68
Jefferies Finance LLC
7.250% due 08/15/2024		200	197
7.375% due 04/01/2020 (n)		1,200	1,227
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	94
Life Storage LP
3.875% due 12/15/2027		42	40
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)(n)		8,400	10,260
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(j)(k)	GBP	200	307
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$7,000	7,109
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		400	408
MetLife, Inc.
5.875% due 03/15/2028 •(j)		108	111
Midwest Family Housing LLC
6.631% due 01/01/2051		4,910	4,394
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,030	1,035
Nationwide Building Society
10.250% ~(j)	GBP	36	7,154
Navient Corp.
5.625% due 08/01/2033 (n)		$10,734	9,231
6.500% due 06/15/2022		114	116
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		68	69
Provident Funding Associates LP
6.375% due 06/15/2025		37	36
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		5,840	6,044
8.625% due 08/15/2021 •(j)(k)		3,700	4,002
Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(j)(k)	GBP	6,363	8,784
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	192
Springleaf Finance Corp.
7.125% due 03/15/2026		286	291
Unigel Luxembourg S.A.
10.500% due 01/22/2024 (n)		810	846
WeWork Cos., Inc.
7.875% due 05/01/2025		104	102

			191,412

INDUSTRIALS 30.7%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		34	32
Altice Financing S.A.
6.625% due 02/15/2023 (n)		5,600	5,677
Altice France S.A.
5.375% due 05/15/2022	EUR	2,930	3,526
5.875% due 02/01/2027		3,100	3,704
Altice Luxembourg S.A.
7.250% due 05/15/2022 (n)		3,040	3,653
7.750% due 05/15/2022 (n)		$4,900	4,894
Associated Materials LLC
9.000% due 01/01/2024		772	816
Bacardi Ltd.
4.450% due 05/15/2025		200	200
4.700% due 05/15/2028		200	199

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	47

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (n)		$8,400	$8,431
Bausch Health Cos., Inc.
7.000% due 03/15/2024		235	250
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		13,320	13,653
Caesars Resort Collection LLC
5.250% due 10/15/2025		12	12
Centene Corp.
5.375% due 06/01/2026		131	134
Charter Communications Operating LLC
4.200% due 03/15/2028		198	190
Cheniere Energy Partners LP
5.250% due 10/01/2025		49	49
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		120	120
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		910	933
7.625% due 03/15/2020		4,420	4,446
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		48	47
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		4,832	4,595
6.250% due 03/31/2023 (n)		11,281	10,548
8.625% due 01/15/2024		350	363
CSN Islands Corp.
6.875% due 09/21/2019 (n)		300	301
CSN Resources S.A.
6.500% due 07/21/2020		1,896	1,835
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		11,130	11,353
EI Group PLC
6.000% due 10/06/2023	GBP	500	712
6.875% due 05/09/2025		6,600	9,528
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		$172	178
Ferroglobe PLC
9.375% due 03/01/2022 (n)		2,250	2,320
First Quantum Minerals Ltd.
6.500% due 03/01/2024		2,240	2,190
6.875% due 03/01/2026		2,448	2,399
7.000% due 02/15/2021		838	848
Ford Motor Co.
7.700% due 05/15/2097 (n)		15,515	18,015
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		9,300	6,603
Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	8,988
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$498	487
General Electric Co.
5.000% due 01/21/2021 •(j)		222	218
General Shopping Finance Ltd.
10.000% due 08/31/2018 (j)		5,300	5,009
General Shopping Investments Ltd.
0.000% due 03/20/2022 ^(e)(j)		1,500	1,035
12.000% due 03/20/2022 ^(e)(j)		1,000	690
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		40	38
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,069	20,456
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		76	73
HCA, Inc.
7.500% due 11/15/2095		3,462	3,419
iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(e)		2,162	1,665
9.000% due 09/15/2022 ^(e)		6,800	5,253
IHS Markit Ltd.
4.000% due 03/01/2026		6	6
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,300	2,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 10/15/2020		$997	$1,006
9.750% due 07/15/2025		175	187
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,615	5,362
8.125% due 06/01/2023 (n)		15,504	13,372
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		8,003	8,017
8.500% due 08/15/2021		6,510	6,575
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		108	87
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		12	11
Metinvest BV
7.750% due 04/23/2023		200	194
8.500% due 04/23/2026		1,400	1,357
New Albertson’s LP
6.570% due 02/23/2028		4,021	2,739
Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2018 (h)(j)		3,371	62
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		118	115
4.500% due 03/15/2023		234	224
5.250% due 08/15/2022		19	19
5.500% due 02/15/2024		54	53
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	200
Petroleos Mexicanos
6.500% due 03/13/2027		270	275
6.750% due 09/21/2047		70	65
PetSmart, Inc.
5.875% due 06/01/2025		161	128
Pisces Midco, Inc.
8.000% due 04/15/2026		246	255
Pitney Bowes, Inc.
4.700% due 04/01/2023		49	44
Platin 1426 GmbH
6.875% due 06/15/2023 «(c)	EUR	600	680
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,840	1,973
QVC, Inc.
5.950% due 03/15/2043 (n)		5,000	4,666
Radiate Holdco LLC
6.875% due 02/15/2023		100	97
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		12	12
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	13,100	21,469
Safeway, Inc.
7.250% due 02/01/2031		$5,348	5,254
Scientific Games International, Inc.
5.000% due 10/15/2025		16	15
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		51	52
Sigma Holdco BV
5.750% due 05/15/2026	EUR	100	111
SoftBank Group Corp.
4.000% due 04/20/2023		5,500	6,729
Sunoco LP
4.875% due 01/15/2023		$94	93
Syngenta Finance NV
5.182% due 04/24/2028		200	194
T-Mobile USA, Inc.
4.750% due 02/01/2028		29	27
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	184
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	500	611
Transocean Pontus Ltd.
6.125% due 08/01/2025		$214	219
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	272	395
United Group BV
4.375% due 07/01/2022	EUR	100	120
4.875% due 07/01/2024		100	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ViaSat, Inc.
5.625% due 09/15/2025		$136	$129
VOC Escrow Ltd.
5.000% due 02/15/2028		106	102
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		10,290	2,907
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	223
2.750% due 01/20/2024 •		200	220
3.125% due 01/20/2025		200	219
5.000% due 01/20/2026		$200	181
Wynn Macau Ltd.
5.500% due 10/01/2027		200	192

			259,757

UTILITIES 8.6%
AT&T, Inc.
4.900% due 08/15/2037 (n)		528	511
5.150% due 02/15/2050		632	608
5.300% due 08/15/2058 (n)		1,390	1,316
5.450% due 03/01/2047		80	81
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,080
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		5,927	6,130
Enable Midstream Partners LP
4.950% due 05/15/2028		87	87
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	15,775
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		1,557	1,532
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,723	1,491
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		5,220	4,985
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		12,223	3,636
Petrobras Global Finance BV
5.999% due 01/27/2028		229	217
6.125% due 01/17/2022		110	114
6.250% due 12/14/2026	GBP	8,600	11,743
6.625% due 01/16/2034		200	264
6.850% due 06/05/2115		$160	145
7.375% due 01/17/2027 (n)		2,511	2,614
8.750% due 05/23/2026		173	196
Rio Oil Finance Trust
8.200% due 04/06/2028		260	268
9.250% due 07/06/2024		18,843	20,356

			73,149

Total Corporate Bonds & Notes (Cost $507,891)			524,318

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%
DISH Network Corp.
3.375% due 08/15/2026		5,100	4,646

Total Convertible Bonds & Notes (Cost $5,100)			4,646

MUNICIPAL BONDS & NOTES 7.6%

CALIFORNIA 0.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,290
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,765

			4,055

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.3%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	$9,740	$10,846

ILLINOIS 2.7%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,079
7.517% due 01/01/2040	9,805	11,094
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	48
7.350% due 07/01/2035	30	34
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	365	355

		22,610

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,485	1,485

TEXAS 1.2%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	10,162

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,355	1,342

WEST VIRGINIA 1.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	4,098
7.467% due 06/01/2047	9,705	9,670

		13,768

Total Municipal Bonds & Notes (Cost $56,959)		64,268

U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
3.500% due 09/25/2027 (a)	411	43
5.873% (- 2.0*LIBOR01M + 10.000%) due 10/25/2041 ~	341	328
7.745% (- 4.0*LIBOR01M + 16.000%) due 05/25/2043 ~	422	424
10.000% (- 5.405*LIBOR01M + 42.703%) due 01/25/2034 ~	218	277
Freddie Mac
0.000% due 02/25/2046 - 08/25/2046 (b)(h)	21,772	17,226
0.100% due 02/25/2046 - 08/25/2046 (a)	191,741	451
2.557% due 11/25/2055 «~	14,090	8,473
4.000% due 08/15/2020 (a)	194	6
4.028% (- 1.0*LIBOR01M + 6.100%) due 07/15/2035 ~(a)	1,093	144
4.128% (- 1.0*LIBOR01M + 6.200%) due 02/15/2042 ~(a)	2,038	258
4.500% due 10/15/2037 (a)	660	46
5.000% (LIBOR01M) due 06/15/2033 ~(a)	1,476	295
5.068% (- 1.0*LIBOR01M + 7.140%) due 08/15/2036 ~(a)	659	124
8.857% (- 2.0*LIBOR01M + 13.000%) due 05/15/2033 ~	53	61
11.264% (US0001M + 9.200%) due 10/25/2027 ~	4,330	5,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)		$2,848	$467
4.164% (- 1.0*LIBOR01M + 6.250%) due 02/20/2042 ~(a)		7,872	589
4.500% due 07/20/2042 (a)		238	39
5.000% due 09/20/2042 (a)		415	80

Total U.S. Government Agencies (Cost $35,392)			35,070

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.2%
Adjustable Rate Mortgage Trust
2.404% due 05/25/2036 •		4,224	2,517
Banc of America Alternative Loan Trust
3.536% due 06/25/2046 ^•(a)		6,244	520
Banc of America Funding Trust
6.000% due 07/25/2037 ^		527	501
6.250% due 10/26/2036		8,670	7,017
Banc of America Mortgage Trust
3.686% due 02/25/2036 ^~		20	19
BCAP LLC Trust
4.945% due 03/26/2037		1,609	1,679
6.000% due 05/26/2037 ~		6,781	4,718
6.031% due 10/26/2036 ~		6,893	6,790
6.531% due 09/26/2036 ~		6,453	6,299
12.786% due 06/26/2036 ~		2,373	1,229
Bear Stearns Adjustable Rate Mortgage Trust
3.459% due 11/25/2034 ~		69	62
Bellemeade Re Ltd.
8.364% due 07/25/2025 •		1,250	1,294
CD Mortgage Trust
5.398% due 12/11/2049 ~		1,882	1,124
5.688% due 10/15/2048		3,186	1,657
Chase Mortgage Finance Trust
3.537% due 12/25/2035 ^~		21	20
3.861% due 09/25/2036 ^~		111	105
5.500% due 05/25/2036 ^		3	3
Citigroup Commercial Mortgage Trust
5.612% due 12/10/2049 ~		5,629	3,872
Citigroup Mortgage Loan Trust
3.613% due 08/25/2037 ^~		411	354
4.096% due 07/25/2037 ^~		129	129
4.350% due 11/25/2035 ~		16,481	11,584
6.500% due 09/25/2036		4,284	3,512
Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~		2,572	1,593
Countrywide Alternative Loan Trust
2.314% due 12/25/2046 •		3,098	2,358
2.936% due 04/25/2035 •(a)		4,223	255
2.994% due 07/25/2046 ^~		22	22
3.693% due 02/25/2037 ^~		262	255
4.939% due 07/25/2021 ^~		242	237
6.000% due 02/25/2037 ^		5,936	4,078
6.250% due 12/25/2036 ^•		3,286	2,481
6.500% due 06/25/2036 ^		928	722
Countrywide Home Loan Mortgage Pass-Through Trust
3.286% due 12/25/2036 •(a)		3,160	324
3.481% due 09/25/2047 ^~		48	46
3.801% due 09/20/2036 ^~		463	403
Credit Suisse Commercial Mortgage Trust
5.707% due 02/15/2039 ~		897	906
5.869% due 09/15/2040 ~		3,161	3,070
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		2,094	1,883
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	215	250
Eurosail PLC
1.977% due 06/13/2045 •	GBP	3,347	3,369
4.627% due 06/13/2045 •		988	1,147
Grifonas Finance PLC
0.009% due 08/28/2039 •	EUR	4,776	4,960
HarborView Mortgage Loan Trust
3.978% due 08/19/2036 ^~		$423	344
4.094% due 08/19/2036 ^~		22	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	6,295	$6,575
JPMorgan Alternative Loan Trust
3.415% due 03/25/2037 ^~		$6,451	6,104
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		5,100	3,656
5.623% due 05/12/2045		1,804	1,581
JPMorgan Mortgage Trust
3.490% due 07/27/2037 ~		4,991	2,572
4.556% due 01/25/2037 ^•(a)		19,496	3,874
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,307	1,009
5.562% due 02/15/2040 ~		1,342	848
Lehman XS Trust
2.284% due 06/25/2047 •		3,243	2,938
Morgan Stanley Capital Trust
6.120% due 06/11/2049 ~		703	711
Motel 6 Trust
8.998% due 08/15/2019 •		11,602	11,806
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.028% due 04/25/2036 ^~		5,992	5,499
Nomura Resecuritization Trust
5.733% due 07/26/2035 ~		4,249	3,816
RBSSP Resecuritization Trust
7.420% due 06/26/2037 ~		4,392	3,855
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		501	477
6.250% due 09/25/2037 ^		5,113	3,570
6.500% due 08/25/2036 ^		852	487
Structured Adjustable Rate Mortgage Loan Trust
3.827% due 04/25/2047 ~		606	483
3.855% due 01/25/2036 ^~		181	142
Structured Asset Mortgage Investments Trust
2.254% due 07/25/2046 ^•		12,212	9,555
WaMu Mortgage Pass-Through Certificates Trust
3.321% due 05/25/2037 ^~		151	128
Washington Mutual Mortgage Pass-Through Certificates Trust
4.616% due 04/25/2037 •(a)		12,038	2,714
6.500% due 03/25/2036 ^		7,840	6,601

Total Non-Agency Mortgage-Backed Securities (Cost $148,472)			162,730

ASSET-BACKED SECURITIES 11.8%
ACE Securities Corp. Home Equity Loan Trust
2.204% due 07/25/2036 •		3,215	2,601
Airspeed Ltd.
2.342% due 06/15/2032 •		4,519	4,210
Apidos CLO
0.000% due 07/22/2026 ~		3,000	1,588
Argent Securities Trust
2.254% due 03/25/2036 •		5,943	3,674
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		185,947	1,302
Carlyle Global Market Strategies CLO Ltd.
1.000% due 10/15/2031 (c)		4,200	3,675
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		4,000	2,840
0.000% due 07/22/2026 ~		3,000	1,696
Citigroup Mortgage Loan Trust
2.224% due 12/25/2036 •		6,111	4,036
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,178
3.600% due 11/27/2028		1,197	1,403
4.500% due 11/27/2028		1,047	1,229
6.200% due 11/27/2028		1,296	1,521
Countrywide Asset-Backed Certificates Trust
2.334% due 09/25/2046 •		$15,000	11,286
Duke Funding Ltd.
3.003% due 08/07/2033 •		17,010	6,799
Glacier Funding CDO Ltd.
2.633% due 08/04/2035 •		7,038	1,788

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	49

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	$940
Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	1,099
Long Beach Mortgage Loan Trust
2.254% due 02/25/2036 •		$1,397	1,181
Man GLG Euro CLO
0.000% due 10/15/2030 ~	EUR	4,150	4,860
Merrill Lynch Mortgage Investors Trust
2.224% due 04/25/2037 •		$916	584
5.953% due 03/25/2037		3,902	1,192
Morgan Stanley Mortgage Loan Trust
3.751% due 11/25/2036 ^•		850	451
5.965% due 09/25/2046 ^		7,491	4,184
People’s Financial Realty Mortgage Securities Trust
2.224% due 09/25/2036 •		21,998	6,951
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^		7,852	4,767
7.238% due 09/25/2037 ^		6,622	4,019
Sherwood Funding CDO Ltd.
2.251% due 11/06/2039 •		35,264	10,932
South Coast Funding Ltd.
2.953% due 08/10/2038 •		26,526	5,175
Specialty Underwriting & Residential Finance Trust
3.039% due 06/25/2036 •		409	106
Washington Mutual Asset-Backed Certificates Trust
2.214% due 05/25/2036 •		253	220

Total Asset-Backed Securities (Cost $103,901)			99,487

SOVEREIGN ISSUES 4.6%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	4,410	3,178
3.375% due 01/15/2023		200	214
5.250% due 01/15/2028		200	205
6.250% due 11/09/2047		200	191
7.820% due 12/31/2033		14,733	17,388
30.131% (BADLARPP) due 10/04/2022 ~	ARS	84	5
35.842% (BADLARPP + 2.500%) due 03/11/2019 ~		400	14
36.087% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	55
36.495% (BADLARPP + 2.000%) due 04/03/2022 ~		89,562	2,929
40.000% (ARPP7DRR) due 06/21/2020 ~		132,472	4,865
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,350	2,994
Egypt Government International Bond
4.750% due 04/16/2026		400	460
5.625% due 04/16/2030		400	451
Peru Government International Bond
6.350% due 08/12/2028	PEN	4,000	1,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	25	$29
3.000% due 02/24/2024		25	29
3.000% due 02/24/2025		25	29
3.000% due 02/24/2026		25	29
3.000% due 02/24/2027		25	29
3.000% due 02/24/2028		25	28
3.000% due 02/24/2029		25	28
3.000% due 02/24/2030		25	28
3.000% due 02/24/2031		25	27
3.000% due 02/24/2032		25	27
3.000% due 02/24/2033		25	27
3.000% due 02/24/2034		25	26
3.000% due 02/24/2035		25	26
3.000% due 02/24/2036		25	26
3.000% due 02/24/2037		25	26
3.000% due 02/24/2038		25	26
3.000% due 02/24/2039		25	26
3.000% due 02/24/2040		25	26
3.000% due 02/24/2041		25	25
3.000% due 02/24/2042		25	26
4.750% due 04/17/2019		3,000	3,603
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	98
9.250% due 09/15/2027 ^(e)		452	132

Total Sovereign Issues (Cost $44,007)			38,631

		SHARES
COMMON STOCKS 1.9%

CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)		584,952	6,610

ENERGY 0.5%
Forbes Energy Services Ltd. (f)(l)		66,131	562
Ocean Rig UDW, Inc. (f)		138,675	3,889

			4,451

FINANCIALS 0.6%
TIG FinCo PLC «(l)		3,457,270	5,445

Total Common Stocks (Cost $16,066)			16,506

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		1,795,000	450

Total Warrants (Cost $0)			450

PREFERRED SECURITIES 5.0%

BANKING & FINANCE 1.1%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (j)(l)		1,840	2,098

	SHARES	MARKET VALUE (000S)
OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	$7,341

		9,439

INDUSTRIALS 3.9%
Sequa Corp.
9.000% «	36,935	33,520

Total Preferred Securities (Cost $42,867)		42,959

REAL ESTATE INVESTMENT TRUSTS 2.2%

REAL ESTATE 2.2%
VICI Properties, Inc.	934,782	19,023

Total Real Estate Investment Trusts (Cost $12,650)		19,023

SHORT-TERM INSTRUMENTS 6.8%

REPURCHASE AGREEMENTS (m) 6.3%
			52,730

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
27.466% due 08/15/2018 - 11/21/2018 (g)(h)	ARS	43,262	1,560
1.855% due 09/14/2018 (h)(i)		$82	82

			1,642

U.S. TREASURY BILLS 0.3%
1.972% due 10/04/2018 - 10/18/2018 (g)(h)(q)		2,746	2,736

Total Short-Term Instruments (Cost $57,398)			57,108

Total Investments in Securities (Cost $1,062,006)			1,092,881

Total Investments 129.0% (Cost $1,062,006)			$1,092,881

Financial Derivative Instruments (o)(p) (0.2)% (Cost or Premiums, net $144,662)			(1,519)

Preferred Shares (12.0)%			(101,975)

Other Assets and Liabilities, net (16.8)%			(142,335)

Net Assets Applicable to Common Shareholders 100.0%			$847,052

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Interest only security.
(b)	Principal only security.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$2,166	$2,098	0.25%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	562	0.07
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,632	5,445	0.64

		$8,826	$8,105	0.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	07/31/2018	08/01/2018	$5,930	U.S. Treasury Notes 2.625% due 11/15/2020	$(6,049)	$5,930	$5,930
NOM	1.990	07/31/2018	08/01/2018	46,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(47,733)	46,800	46,803

Total Repurchase Agreements						$(53,782)	$52,730	$52,733

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	06/28/2018	TBD	(3)		$(1,476)	$(1,475)
	0.950	06/18/2018	TBD	(3)		(1,826)	(1,828)
BPS	2.890	06/18/2018	08/29/2018			(9,758)	(9,793)
BRC	0.000	07/26/2018	TBD	(3)		(304)	(304)
	1.700	06/18/2018	TBD	(3)		(8,181)	(8,198)
CFR	(1.750)	03/13/2018	TBD	(3)	EUR	(1,756)	(2,039)
CIW	2.450	07/06/2018	08/03/2018			$(13,258)	(13,282)
	2.450	08/03/2018	08/31/2018			(13,269)	(13,269)
JML	0.000	04/03/2018	TBD	(3)	EUR	(1,041)	(1,367)
JPS	2.480	07/18/2018	08/20/2018			$(3,473)	(3,476)
NOM	2.750	07/18/2018	08/20/2018			(4,766)	(4,771)
RTA	2.819	03/12/2018	09/12/2018			(4,176)	(4,222)
	2.848	07/23/2018	10/23/2018			(2,772)	(2,774)
SOG	2.740	05/01/2018	08/01/2018			(12,763)	(12,852)
	2.790	05/16/2018	08/16/2018			(2,386)	(2,400)
	2.790	05/21/2018	08/21/2018			(4,377)	(4,401)
	2.790	06/19/2018	08/16/2018			(473)	(475)
	2.810	06/12/2018	09/12/2018			(1,476)	(1,482)
	2.820	06/22/2018	09/24/2018			(5,718)	(5,736)
	2.850	07/10/2018	10/10/2018			(4,718)	(4,726)
	2.860	08/01/2018	11/01/2018			(12,903)	(12,903)
	2.887	07/12/2018	01/11/2019			(7,959)	(7,972)
UBS	0.150	07/06/2018	08/06/2018		EUR	(2,714)	(3,174)
	2.540	06/05/2018	09/05/2018			$(7,592)	(7,623)
	2.560	06/13/2018	09/13/2018			(491)	(493)
	2.560	07/11/2018	09/13/2018			(1,296)	(1,298)
	2.580	08/02/2018	11/02/2018			(6,598)	(6,598)
	2.660	05/02/2018	08/02/2018			(6,872)	(6,918)
	2.710	06/05/2018	09/05/2018			(9,743)	(9,785)
	2.720	06/07/2018	09/07/2018			(4,320)	(4,338)
	2.780	06/12/2018	09/12/2018			(16,973)	(17,039)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	51

Schedule of Investments PIMCO High Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.780%	06/13/2018	09/13/2018	$(280)	$(281)
	2.790	07/11/2018	10/12/2018	(7,586)	(7,598)
	2.860	05/31/2018	08/31/2018	(8,185)	(8,225)
	2.860	06/05/2018	09/05/2018	(224)	(225)

Total Reverse Repurchase Agreements					$(193,340)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(3,303)	$0	$(3,303)	$3,724	$421
BPS	0	(9,793)	0	(9,793)	10,877	1,084
BRC	0	(8,502)	0	(8,502)	9,481	979
CFR	0	(2,039)	0	(2,039)	2,163	124
CIW	0	(26,551)	0	(26,551)	13,870	(12,681)
FICC	5,930	0	0	5,930	(6,049)	(119)
JML	0	(1,367)	0	(1,367)	1,333	(34)
JPS	0	(3,476)	0	(3,476)	3,483	7
NOM	46,803	(4,771)	0	42,032	(42,553)	(521)
RTA	0	(6,996)	0	(6,996)	7,796	800
SOG	0	(52,947)	0	(52,947)	44,567	(8,380)
UBS	0	(73,595)	0	(73,595)	73,381	(214)

Total Borrowings and Other Financing Transactions	$52,733	$(193,340)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(12,852)	$(48,690)	$(75,845)	$(23,183)	$(160,570)

Total Borrowings	$(12,852)	$(48,690)	$(75,845)	$(23,183)	$(160,570)

Payable for reverse repurchase agreements(5)					$(160,570)

(n)	Securities with an aggregate market value of $175,854 have been pledged as collateral under the terms of the above master agreements as of July 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2018 was $(162,005) at a weighted average interest rate of 2.067%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(32,770) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.536%	$ 9,600	$(317)	$(336)	$(653)	$15	$0
Novo Banco S.A.	5.000	Quarterly	09/20/2020	11.451	EUR 5,000	(978)	710	(268)	60	0
Novo Banco S.A.	5.000	Quarterly	12/20/2021	10.074	300	(71)	55	(16)	4	0

						$(1,366)	$429	$(937)	$79	$0

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.190%	Semi-Annual	12/28/2022		$445,300	$(929)	$(13,828)	$(14,757)	$0	$(40)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		500,000	(1,369)	2,123	754	0	(47)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		155,200	5,684	1,390	7,074	3	0
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		450,000	4,000	1,678	5,678	0	(31)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,100	55	(188)	(133)	2	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,477	(63,409)	47,068	1,569	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		753,500	28,854	60,551	89,405	0	(2,023)
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	21,400	(300)	(370)	(670)	71	0
Receive(4)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		2,200	(38)	(17)	(55)	7	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	55,200	1,264	(505)	759	333	0

							$147,698	$(12,575)	$135,123	$1,985	$(2,141)

Total Swap Agreements							$146,332	$(12,146)	$134,186	$2,064	$(2,141)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,064	$2,064	$0	$0	$(2,141)	$(2,141)

Cash of $32,046 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2018		$82,126	EUR	70,659	$498	$0
	08/2018		892	GBP	674	0	(8)
	09/2018	EUR	70,659		$82,323	0	(498)
BPS	08/2018	ARS	57,655		1,935	14	(133)
	09/2018	PEN	4,622		1,409	0	(1)
CBK	08/2018	EUR	3,213		3,755	0	(2)
	08/2018		$2,103	EUR	1,802	5	0
	08/2018		114,445	GBP	87,369	242	(11)
	09/2018	GBP	86,559		$113,523	0	(242)
	10/2018		$108	ARS	3,250	2	0
GLM	08/2018		982	EUR	842	2	0
HUS	08/2018		7,925	RUB	495,889	8	(15)
	10/2018		15	ARS	460	0	0
JPM	08/2018	EUR	3,100		$3,624	0	(1)
	08/2018		$501	EUR	428	0	0
	08/2018		7,111	GBP	5,396	0	(28)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	53

Schedule of Investments PIMCO High Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	08/2018	EUR	70,518	$82,272	$0	$(188)
UAG	08/2018	GBP	93,440	123,725	1,081	0

Total Forward Foreign Currency Contracts					$1,852	$(1,127)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.275%	$1,700	$(332)	$128	$0	$(204)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275	2,200	(437)	174	0	(263)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275	2,800	(581)	246	0	(335)

							$(1,350)	$548	$0	$(802)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$600,000	$68	$(1,189)	$0	$(1,121)
MYC	Pay	3-Month USD-LIBOR	3.025	Semi-Annual	09/04/2023	508,000	(388)	144	0	(244)

							$(320)	$(1,045)	$0	$(1,365)

Total Swap Agreements							$(1,670)	$(497)	$0	$(2,167)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$498	$0	$0	$498	$(506)	$0	$0	$(506)	$(8)	$0	$(8)
BPS	14	0	0	14	(134)	0	(204)	(338)	(324)	266	(58)
CBK	249	0	0	249	(255)	0	0	(255)	(6)	0	(6)
DUB	0	0	0	0	0	0	(1,121)	(1,121)	(1,121)	(2,226)	(3,347)
GLM	2	0	0	2	0	0	0	0	2	0	2
GST	0	0	0	0	0	0	(263)	(263)	(263)	240	(23)
HUS	8	0	0	8	(15)	0	(335)	(350)	(342)	317	(25)
JPM	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
MYC	0	0	0	0	0	0	(244)	(244)	(244)	(1,662)	(1,906)
SSB	0	0	0	0	(188)	0	0	(188)	(188)	276	88
UAG	1,081	0	0	1,081	0	0	0	0	1,081	(1,230)	(149)

Total Over the Counter	$1,852	$0	$0	$1,852	$(1,127)	$0	$(2,167)	$(3,294)

(q)

Securities with an aggregate market value of $2,482 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$79	$0	$0	$1,985	$2,064

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,852	$0	$1,852

	$0	$79	$0	$1,852	$1,985	$3,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,141	$2,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,127	$0	$1,127
Swap Agreements	0	802	0	0	1,365	2,167

	$0	$802	$0	$1,127	$1,365	$3,294

	$0	$802	$0	$1,127	$3,506	$5,435

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$807	$0	$0	$7,100	$7,907

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(290)	$0	$(290)
Swap Agreements	0	101	0	0	4,280	4,381

	$0	$101	$0	$(290)	$4,280	$4,091

	$0	$908	$0	$(290)	$11,380	$11,998

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$912	$0	$0	$(14,106)	$(13,194)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,436	$0	$5,436
Swap Agreements	0	236	0	0	(4,529)	(4,293)

	$0	$236	$0	$5,436	$(4,529)	$1,143

	$0	$1,148	$0	$5,436	$(18,635)	$(12,051)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	55

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$26,966	$719	$27,685
Corporate Bonds & Notes
Banking & Finance	0	191,412	0	191,412
Industrials	0	258,590	1,167	259,757
Utilities	0	73,149	0	73,149
Convertible Bonds & Notes
Industrials	0	4,646	0	4,646
Municipal Bonds & Notes
California	0	4,055	0	4,055
District of Columbia	0	10,846	0	10,846
Illinois	0	22,610	0	22,610
New York	0	1,485	0	1,485
Texas	0	10,162	0	10,162
Virginia	0	1,342	0	1,342
West Virginia	0	13,768	0	13,768
U.S. Government Agencies	0	26,597	8,473	35,070
Non-Agency Mortgage-Backed Securities	0	162,730	0	162,730
Asset-Backed Securities	0	99,487	0	99,487
Sovereign Issues	0	38,631	0	38,631
Common Stocks
Consumer Discretionary	6,610	0	0	6,610
Energy	3,889	562	0	4,451
Financials	0	0	5,445	5,445
Warrants
Industrials	0	0	450	450
Preferred Securities
Banking & Finance	0	9,439	0	9,439
Industrials	0	0	33,520	33,520

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Real Estate Investment Trusts
Real Estate	$19,023	$0	$0	$19,023
Short-Term Instruments
Repurchase Agreements	0	52,730	0	52,730
Argentina Treasury Bills	0	1,642	0	1,642
U.S. Treasury Bills	0	2,736	0	2,736

Total Investments	$29,522	$1,013,585	$49,774	$1,092,881

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,064	0	2,064
Over the counter	0	1,852	0	1,852

	$0	$3,916	$0	$3,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,141)	0	(2,141)
Over the counter	0	(3,294)	0	(3,294)

	$0	$(5,435)	$0	$(5,435)

Total Financial Derivative Instruments	$0	$(1,519)	$0	$(1,519)

Totals	$29,522	$1,012,066	$49,774	$1,091,362

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,607	$457	$(926)	$24	$11	$(38)	$467	$(883)	$719	$2
Corporate Bonds & Notes
Banking & Finance	7,218	0	(382)	3	16	(100)	0	(6,755)	0	0
Industrials	10,403	1,169	(10,405)	1	106	(107)	0	0	1,167	0
U.S. Government Agencies	8,136	0	(151)	214	58	216	0	0	8,473	209
Common Stocks
Energy	31	0	0	0	(1,610)	1,579	0	0	0	0
Financials	4,561	0	0	0	0	884	0	0	5,445	884
Warrants
Industrials	842	0	0	0	0	(392)	0	0	450	(392)
Preferred Securities
Industrials	32,467	3,565	0	0	0	(2,512)	0	0	33,520	(2,512)

Totals	$65,265	$5,191	$(11,864)	$242	$(1,419)	$(470)	$467	$(7,638)	$49,774	$(1,809)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200	Proxy Pricing	Base Price	100.074
	519	Third Party Vendor	Broker Quote	100.000 - 101.625
Corporate Bonds & Notes
Industrials	487	Other Valuation Techniques(2)	—	—
	680	Proxy Pricing	Base Price	97.010
U.S. Government Agencies	8,473	Proxy Pricing	Base Price	60.341
Common Stocks
Financials	5,445	Other Valuation Techniques(2)	—	—
Warrants
Industrials	450	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	33,520	Indicative Market Quotation	Broker Quote	$900.000

Total	$49,774

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	57

Schedule of Investments PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.8%
Altice France S.A.
TBD% due 07/13/2026		$100	$98
Avantor, Inc.
6.077% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		5,300	5,280
California Resources Corp.
6.831% (LIBOR03M + 4.750%) due 12/31/2022 «~		50	51
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~		965	951
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		202	190
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		176	178
Frontier Communications Corp.
5.830% (LIBOR03M + 3.750%) due 06/15/2024 ~		298	294
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		8,800	6,846
McDermott Technology Americas, Inc.
7.077% (LIBOR03M + 5.000%) due 05/10/2025 ~		499	503
MH Sub LLC
5.829% (LIBOR03M + 3.750%) due 09/13/2024 ~		60	60
Multi Color Corp.
4.327% (LIBOR03M + 2.250%) due 10/31/2024 ~		8	8
PetSmart, Inc.
5.100% (LIBOR03M + 3.000%) due 03/11/2022 ~		40	33
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		100	100
Sequa Mezzanine Holdings LLC
7.067% (LIBOR03M + 5.000%) due 11/28/2021 «~		109	109
11.072% (LIBOR03M + 9.000%) due 04/28/2022 «~		40	40
Sprint Communications, Inc.
4.625% (LIBOR03M + 2.500%) due 02/02/2024 ~		790	791
Stars Group Holdings BV
5.831% (LIBOR03M + 3.500%) due 07/10/2025 ~		100	101
Syniverse Holdings, Inc.
7.078% (LIBOR03M + 5.000%) due 03/09/2023 ~		10	10
West Corp.
6.077% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	26
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		455	119
TBD% - 10.581% (LIBOR03M + 8.250%) due 05/31/2020 ~∎		755	770

Total Loan Participations and Assignments (Cost $18,087)			16,608

CORPORATE BONDS & NOTES 55.4%

BANKING & FINANCE 23.2%
Ally Financial, Inc.
8.000% due 11/01/2031		2,430	2,940
Ambac LSNI LLC
7.337% due 02/12/2023 •		123	124
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,815	3,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Athene Holding Ltd.
4.125% due 01/12/2028		$24	$22
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		83	83
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		60	59
5.000% due 04/20/2048		36	35
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	1,000	1,234
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		3,800	1,355
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		200	250
Barclays Bank PLC
14.000% due 06/15/2019 •(j)	GBP	3,700	5,318
Barclays PLC
3.250% due 01/17/2033		100	122
6.500% due 09/15/2019 •(j)(k)	EUR	800	975
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$400	400
6.500% due 03/20/2021		2,400	2,415
Brighthouse Holdings LLC
6.500% due 07/27/2037 (j)		35	34
Brookfield Finance, Inc.
3.900% due 01/25/2028		42	40
4.700% due 09/20/2047		96	92
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		3,000	3,176
CBL & Associates LP
5.950% due 12/15/2026		1,046	903
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	2,800	4,412
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	400	532
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		$200	207
7.500% due 12/11/2023 •(j)(k)		3,540	3,783
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	846	929
EPR Properties
4.750% due 12/15/2026 (n)		$1,500	1,468
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	117
2.875% due 02/01/2026		100	114
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$1,700	1,774
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		160	167
Freedom Mortgage Corp.
8.250% due 04/15/2025		31	30
GSPA Monetization Trust
6.422% due 10/09/2029		1,661	1,884
HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	1,800	2,386
6.500% due 03/23/2028 •(j)(k)		$200	196
Hunt Cos., Inc.
6.250% due 02/15/2026		12	11
iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		23	23
Jefferies Finance LLC
6.875% due 04/15/2022		3,800	3,848
7.375% due 04/01/2020		915	936
7.500% due 04/15/2021		200	205
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	31
Life Storage LP
3.875% due 12/15/2027		14	13
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		300	366
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(j)(k)	GBP	2,200	3,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	$204
MetLife, Inc.
5.875% due 03/15/2028 •(j)		34	35
Nationstar Mortgage LLC
6.500% due 07/01/2021		346	348
Nationwide Building Society
10.250% ~(j)	GBP	6	1,115
Navient Corp.
5.625% due 08/01/2033		$41	35
6.500% due 06/15/2022		38	39
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		792	806
Provident Funding Associates LP
6.375% due 06/15/2025		13	13
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		1,400	1,449
8.000% due 08/10/2025 •(j)(k)(n)		3,000	3,194
8.625% due 08/15/2021 •(j)(k)		1,000	1,082
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	1,950	2,661
7.375% due 06/24/2022 •(j)(k)		1,800	2,485
Spirit Realty LP
4.450% due 09/15/2026 (n)		$700	674
Springleaf Finance Corp.
5.625% due 03/15/2023		600	603
6.125% due 05/15/2022		323	332
6.875% due 03/15/2025		118	120
7.125% due 03/15/2026		82	84
8.250% due 10/01/2023		180	199
Unigel Luxembourg S.A.
10.500% due 01/22/2024		270	282
WeWork Cos., Inc.
7.875% due 05/01/2025		36	35

			65,936

INDUSTRIALS 25.1%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		12	11
Altice Financing S.A.
6.625% due 02/15/2023		300	304
7.500% due 05/15/2026		1,500	1,464
Altice France S.A.
6.000% due 05/15/2022		850	877
8.125% due 02/01/2027		500	511
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	440	529
7.750% due 05/15/2022		$2,200	2,197
Associated Materials LLC
9.000% due 01/01/2024		260	275
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		600	602
BMC Software Finance, Inc.
8.125% due 07/15/2021 (n)		520	533
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4
Centene Corp.
5.375% due 06/01/2026		47	48
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		12	12
Charter Communications Operating LLC
4.200% due 03/15/2028		66	63
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	106
Cheniere Energy Partners LP
5.250% due 10/01/2025		15	15
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		62	62

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		$310	$318
7.625% due 03/15/2020		1,480	1,489
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		16	16
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		1,513	1,439
6.250% due 03/31/2023		3,321	3,105
8.625% due 01/15/2024		152	158
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		465	494
CSN Islands Corp.
6.875% due 09/21/2019		100	100
CSN Resources S.A.
6.500% due 07/21/2020		598	579
Diamond Resorts International, Inc.
10.750% due 09/01/2024		1,200	1,257
EI Group PLC
6.875% due 02/15/2021	GBP	2,360	3,371
Exela Intermediate LLC
10.000% due 07/15/2023		$57	59
Ferroglobe PLC
9.375% due 03/01/2022		700	722
First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	673
6.875% due 03/01/2026		758	743
7.000% due 02/15/2021		284	287
Ford Motor Co.
7.700% due 05/15/2097 (n)		7,435	8,633
Fresh Market, Inc.
9.750% due 05/01/2023		3,313	2,352
Full House Resorts, Inc.
8.575% due 01/31/2024 «		199	195
General Electric Co.
5.000% due 01/21/2021 •(j)		78	77
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		20	19
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		26	25
HCA, Inc.
4.500% due 02/15/2027		400	390
7.500% due 11/15/2095		1,050	1,037
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		66	66
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		1,000	772
IHS Markit Ltd.
4.000% due 03/01/2026		3	3
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (n)		1,685	1,700
9.750% due 07/15/2025		56	60
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,279	5,041
8.125% due 06/01/2023		524	452
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		4,263	4,270
8.500% due 08/15/2021		3,470	3,505
Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		800	992
7.800% due 08/01/2031 (n)		1,600	1,976
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		302	245
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		4	4
Metinvest BV
8.500% due 04/23/2026		400	388
New Albertson’s LP
6.570% due 02/23/2028		2,800	1,907
Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2018 (h)(j)		191	3
0.000% due 08/31/2018 (h)(j)		259	5
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		39	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 03/15/2023		$78	$75
5.250% due 08/15/2022		6	6
5.500% due 02/15/2024		18	18
Petroleos Mexicanos
6.500% due 03/13/2027		70	71
6.750% due 09/21/2047		20	18
PetSmart, Inc.
5.875% due 06/01/2025		53	42
Pisces Midco, Inc.
8.000% due 04/15/2026		82	85
Pitney Bowes, Inc.
4.700% due 04/01/2023		18	16
Platin 1426 GmbH
6.875% due 06/15/2023 «(c)	EUR	200	227
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$620	665
QVC, Inc.
5.950% due 03/15/2043		2,305	2,151
Radiate Holdco LLC
6.875% due 02/15/2023		30	29
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,147
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (n)		$1,200	1,308
Safeway, Inc.
7.250% due 02/01/2031		470	462
Scientific Games International, Inc.
5.000% due 10/15/2025		5	5
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		18	18
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	2,200	2,692
Spirit Issuer PLC
3.368% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	645
Sunoco LP
4.875% due 01/15/2023		$32	32
T-Mobile USA, Inc.
4.750% due 02/01/2028		9	8
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	244
Transocean Pontus Ltd.
6.125% due 08/01/2025		$70	71
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,752	2,542
6.542% due 03/30/2021		381	528
Univision Communications, Inc.
5.125% due 02/15/2025		$200	186
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	116
ViaSat, Inc.
5.625% due 09/15/2025		$44	42
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	258
VOC Escrow Ltd.
5.000% due 02/15/2028		$36	35
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		2,930	828

			71,351

UTILITIES 7.1%
AT&T, Inc.
4.900% due 08/15/2037		176	170
5.150% due 02/15/2050		208	200
5.300% due 08/15/2058		488	462
5.450% due 03/01/2047		30	30
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		1,347	1,394
Enable Midstream Partners LP
4.950% due 05/15/2028		29	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		$4,600	$4,810
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,486
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		73	72
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		128	70
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		760	726
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		2,450	729
Petrobras Global Finance BV
5.999% due 01/27/2028		75	71
6.125% due 01/17/2022		66	69
6.625% due 01/16/2034	GBP	100	132
7.375% due 01/17/2027		$367	382
Rio Oil Finance Trust
9.250% due 07/06/2024		3,063	3,309
Sprint Corp.
7.625% due 03/01/2026		134	139

			20,280

Total Corporate Bonds & Notes (Cost $158,032)			157,567

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		486	874
DISH Network Corp.
3.375% due 08/15/2026		1,600	1,457

Total Convertible Bonds & Notes (Cost $2,506)			2,331

MUNICIPAL BONDS & NOTES 5.9%

CALIFORNIA 0.8%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	657
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		1,600	1,685

			2,342

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		6,000	6,789
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		30	31
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		60	64
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		120	117

			7,023

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		390	386

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	59

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$21,900	$1,356
7.467% due 06/01/2047	5,805	5,784

		7,140

Total Municipal Bonds & Notes (Cost $15,057)		16,891

U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
3.500% due 12/25/2032 (a)	604	78
4.000% due 11/25/2042 (a)	2,152	357
5.614% (US0001M + 3.550%) due 07/25/2029 ~	420	459
7.814% (US0001M + 5.750%) due 07/25/2029 ~	570	683
8.724% (- 3.0*LIBOR01M + 15.000%) due 12/25/2040 ~	132	152
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	5,938	4,702
0.100% due 02/25/2046 - 08/25/2046 (a)	58,664	143
0.200% due 04/25/2045 (a)	2,802	3
2.557% due 11/25/2055 «~	4,081	2,454
5.816% (- 2.0*LIBOR01M + 10.000%) due 11/15/2040 ~	229	235
9.614% (US0001M + 7.550%) due 12/25/2027 ~	1,494	1,859
12.814% (US0001M + 10.750%) due 03/25/2025 ~	292	396

Total U.S. Government Agencies (Cost $10,968)		11,521

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.7%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	44	43
Banc of America Funding Trust
6.000% due 08/25/2036 ^	1,065	1,039
BCAP LLC Trust
3.616% due 03/27/2036 ~	1,058	714
4.945% due 03/26/2037	411	429
12.786% due 06/26/2036 ~	209	108
Bear Stearns ALT-A Trust
2.224% due 06/25/2046 ^•	2,034	2,102
3.626% due 11/25/2036 ^~	228	194
3.683% due 09/25/2047 ^~	3,075	2,543
4.206% due 09/25/2035 ^~	286	220
Bear Stearns Commercial Mortgage Securities Trust
5.726% due 04/12/2038 ~	100	100
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	462	418
CD Mortgage Trust
5.398% due 12/11/2049 ~	13	8
5.688% due 10/15/2048	3,781	1,966
Chase Mortgage Finance Trust
3.537% due 12/25/2035 ^~	4	4
6.000% due 02/25/2037 ^	465	367
6.000% due 07/25/2037 ^	336	288
6.250% due 10/25/2036 ^	946	747
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	58	58
Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~	924	572
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,288	1,068
6.000% due 08/25/2037 ^~	574	448
Countrywide Alternative Loan Trust
2.414% due 05/25/2037 ^•	195	111
3.723% due 04/25/2036 ^~	633	582
5.500% due 03/25/2035	151	114
5.500% due 12/25/2035 ^	1,745	1,509
5.750% due 01/25/2035	170	171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2035		$199	$194
6.000% due 08/25/2036 ^•		233	209
6.000% due 04/25/2037 ^		605	454
6.250% due 11/25/2036 ^		413	366
6.250% due 12/25/2036 ^•		952	719
6.500% due 08/25/2036 ^		258	172
Countrywide Home Loan Mortgage Pass-Through Trust
3.595% due 02/20/2035 ~		17	18
5.500% due 10/25/2035 ^		347	316
6.250% due 09/25/2036 ^		302	242
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.041% due 06/25/2034 •		2,030	1,946
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	66	77
Eurosail PLC
4.627% due 06/13/2045 •	GBP	239	277
GS Mortgage Securities Trust
5.622% due 11/10/2039		$425	367
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		47	66
6.000% due 02/25/2036 ^		2,202	1,757
HarborView Mortgage Loan Trust
2.802% due 01/19/2035 •		80	78
4.078% due 07/19/2035 ~		28	24
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,660	1,072
JPMorgan Alternative Loan Trust
3.415% due 03/25/2037 ^~		821	777
3.630% due 03/25/2036 ^~		998	934
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		580	508
JPMorgan Mortgage Trust
3.689% due 02/25/2036 ^~		219	186
3.878% due 01/25/2037 ^~		250	240
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		406	314
5.562% due 02/15/2040 ~		390	246
Lehman XS Trust
2.284% due 06/25/2047 •		1,004	910
Merrill Lynch Mortgage Investors Trust
3.564% due 03/25/2036 ^~		1,022	788
Morgan Stanley Capital Trust
6.120% due 06/11/2049 ~		241	244
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		2,670	1,213
Motel 6 Trust
8.998% due 08/15/2019 •		487	496
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		550	411
6.000% due 07/25/2037 ^		721	494
6.250% due 09/25/2037 ^		1,311	915
Residential Funding Mortgage Securities, Inc. Trust
4.916% due 08/25/2036 ^~		681	638
6.000% due 09/25/2036 ^		125	119
6.000% due 06/25/2037 ^		1,400	1,332
Structured Adjustable Rate Mortgage Loan Trust
3.668% due 11/25/2036 ^~		897	873
3.735% due 03/25/2037 ^~		301	250
3.834% due 07/25/2036 ^~		257	223
3.855% due 01/25/2036 ^~		779	609
Suntrust Adjustable Rate Mortgage Loan Trust
3.675% due 02/25/2037 ^~		147	133
3.791% due 04/25/2037 ^~		785	670
WaMu Mortgage Pass-Through Certificates Trust
2.395% due 12/25/2046 •		314	310
3.403% due 02/25/2037 ^~		296	287
3.405% due 10/25/2036 ^~		437	402
Wells Fargo Mortgage-Backed Securities Trust
3.908% due 07/25/2036 ^~		132	134
5.750% due 03/25/2037 ^		124	122
6.000% due 06/25/2037 ^		64	64

Total Non-Agency Mortgage-Backed Securities (Cost $35,438)			39,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 25.6%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	$1,712
Airspeed Ltd.
2.342% due 06/15/2032 •		$1,494	1,392
Apidos CLO
0.000% due 01/20/2031 ~		2,200	1,987
Argent Securities Trust
2.254% due 03/25/2036 •		7,539	4,661
Asset-Backed Funding Certificates Trust
2.214% due 10/25/2036 •		5,558	5,322
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		226	176
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		85,896	601
BlueMountain CLO Ltd.
7.787% due 04/13/2027 •		1,000	1,007
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		1,200	852
0.000% due 07/22/2026 ~		1,000	565
Citigroup Mortgage Loan Trust
2.214% due 12/25/2036 •		3,706	1,958
2.224% due 12/25/2036 •		1,917	1,266
Countrywide Asset-Backed Certificates
2.204% due 06/25/2047 ^•		777	717
2.264% due 06/25/2047 •		4,942	4,409
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	235
GSAMP Trust
2.324% due 02/25/2046 •		$3,777	3,623
3.039% due 03/25/2035 ^•		6,420	5,618
JPMorgan Mortgage Acquisition Trust
2.384% due 04/25/2036 •		6,000	5,550
Lehman XS Trust
6.290% due 06/24/2046		1,828	1,852
Merrill Lynch Mortgage Investors Trust
2.224% due 04/25/2037 •		275	175
Morgan Stanley Mortgage Loan Trust
2.184% due 04/25/2037 •		3,524	1,714
6.250% due 07/25/2047 ^~		350	249
Residential Asset Mortgage Products Trust
2.344% due 09/25/2036 •		285	271
Residential Asset Securities Corp. Trust
2.769% due 09/25/2035 •		13,627	13,129
Securitized Asset-Backed Receivables LLC Trust
2.204% due 05/25/2036 •		5,510	3,590
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,388
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,490
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		2,100	1,216
0.000% due 09/25/2040 «(h)		846	507
South Coast Funding Ltd.
2.953% due 08/10/2038 •		5,792	1,130
Symphony CLO Ltd.
6.939% due 07/14/2026 •		1,000	994
Taberna Preferred Funding Ltd.
2.749% due 08/05/2036 •		213	181
2.749% due 08/05/2036 ^•		3,999	3,399

Total Asset-Backed Securities (Cost $67,336)			72,936

SOVEREIGN ISSUES 4.2%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	1,734	1,250
3.375% due 01/15/2023		100	107
5.250% due 01/15/2028		100	103
6.250% due 11/09/2047		100	96
7.820% due 12/31/2033		5,220	6,160
30.131% (BADLARPP) due 10/04/2022 ~	ARS	28	1

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
35.842% (BADLARPP + 2.500%) due 03/11/2019 ~	ARS	100	$3
36.087% (BADLARPP + 3.250%) due 03/01/2020 ~		700	24
36.495% (BADLARPP + 2.000%) due 04/03/2022 ~		30,152	986
40.000% (ARPP7DRR) due 06/21/2020 ~		30,215	1,110
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	892
Egypt Government International Bond
4.750% due 04/16/2026		100	115
5.625% due 04/16/2030		100	113
Peru Government International Bond
6.350% due 08/12/2028	PEN	1,300	424
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	360
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	32
9.250% due 09/15/2027 ^(e)		151	44

Total Sovereign Issues (Cost $13,584)			11,820

		SHARES
COMMON STOCKS 1.3%

CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		227,344	2,569

ENERGY 0.2%
Forbes Energy Services Ltd. (f)(l)		13,350	114
Ocean Rig UDW, Inc. (f)		19,414	544

			658

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%
TIG FinCo PLC «(l)	383,023	$603

Total Common Stocks (Cost $4,065)		3,830

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	394,000	99

Total Warrants (Cost $0)		99

PREFERRED SECURITIES 3.4%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (j)(l)	2,015	2,297

INDUSTRIALS 2.6%
Sequa Corp.
9.000% «	8,100	7,351

Total Preferred Securities (Cost $9,672)		9,648

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%
VICI Properties, Inc.	202,347	4,118

Total Real Estate Investment Trusts (Cost $2,691)		4,118

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS (m) 6.0%
		17,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
18.475% due 09/14/2018 - 09/19/2018 (g)(h)	ARS	4,630	$171
1.855% due 09/14/2018 (g)(i)		$28	28

			199

U.S. TREASURY BILLS 0.5%
1.968% due 09/27/2018 - 10/18/2018 (g)(h)(q)		1,360	1,355

Total Short-Term Instruments (Cost $18,608)			18,558

Total Investments in Securities (Cost $356,044)			365,046

Total Investments 128.2% (Cost $356,044)			$365,046

Financial Derivative Instruments (o)(p) 0.0% (Cost or Premiums, net $8,517)			(23)

Preferred Shares (18.0)%			(51,275)

Other Assets and Liabilities, net (10.2)%			(29,071)

Net Assets Applicable to Common Shareholders 100.0%			$284,677

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$2,373	$2,297	0.81%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	531	114	0.04
TIG FinCo PLC	04/02/2015 - 07/20/2017	513	603	0.21

		$3,417	$3,014	1.06%

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	61

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	07/31/2018	08/01/2018	$2,004	U.S. Treasury Notes 2.625% due 11/15/2020	$(2,047)	$2,004	$2,004
SAL	1.990	07/31/2018	08/01/2018	15,000	U.S. Treasury Notes 2.625% due 06/15/2021	(15,301)	15,000	15,001

Total Repurchase Agreements						$(17,348)	$17,004	$17,005

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	0.950%	06/18/2018	TBD	(3)	$(609)	$(610)
BPS	2.450	06/01/2018	09/04/2018		(1,425)	(1,431)
CIW	2.450	07/06/2018	08/03/2018		(1,225)	(1,227)
	2.450	07/13/2018	08/10/2018		(3,141)	(3,145)
	2.450	08/03/2018	08/31/2018		(1,250)	(1,250)
JML	2.550	07/18/2018	08/20/2018		(3,892)	(3,896)
RDR	2.520	06/12/2018	09/12/2018		(3,156)	(3,167)
UBS	2.540	06/05/2018	09/05/2018		(4,594)	(4,612)
	2.560	06/11/2018	09/10/2018		(4,329)	(4,345)
	2.860	05/31/2018	08/31/2018		(1,260)	(1,266)
	2.910	05/14/2018	08/14/2018		(2,802)	(2,820)
	2.910	06/21/2018	08/07/2018		(1,490)	(1,495)

Total Reverse Repurchase Agreements						$(29,264)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(610)	$0	$(610)	$666	$56
BPS	0	(1,431)	0	(1,431)	1,468	37
CIW	0	(5,622)	0	(5,622)	4,477	(1,145)
FICC	2,004	0	0	2,004	(2,047)	(43)
JML	0	(3,896)	0	(3,896)	4,810	914
RDR	0	(3,167)	0	(3,167)	3,176	9
SAL	15,001	0	0	15,001	(15,302)	(301)
UBS	0	(14,538)	0	(14,538)	15,728	(119)

Total Borrowings and Other Financing Transactions	$17,005	$(29,264)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(12,583)	$(14,821)	$(610)	$(28,014)

Total Borrowings	$0	$(12,583)	$(14,821)	$(610)	$(28,014)

Payable for reverse repurchase agreements(5)					$(28,014)

(n)	Securities with an aggregate market value of $30,325 have been pledged as collateral under the terms of the above master agreements as of July 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2018 was $(31,564) at a weighted average interest rate of 2.022%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(1,250) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.536%	$	2,900	$(95)	$(102)	$(197)	$5	$0
Navient Corp.	5.000	Quarterly	12/20/2021	1.986		300	11	19	30	0	0

							$(84)	$(83)	$(167)	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$1,800	$106	$31	$137	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	26,300	$963	$236	$1,199	$1	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		70,420	4,237	(5,369)	(1,132)	23	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,566)	(843)	7	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(1,472)	(1,272)	17	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	9,042	6,331	211	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		130,100	5,516	9,921	15,437	0	(349)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(35)	54	0	(2)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	66	163	0	(2)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	5,800	(81)	(101)	(182)	19	0
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		1,200	(21)	(9)	(30)	4	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	15,300	352	(142)	210	92	0

							$9,364	$10,571	$19,935	$374	$(353)

Total Swap Agreements							$9,386	$10,519	$19,905	$381	$(353)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$381	$381	$0	$0	$(353)	$(353)

Cash of $5,916 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	63

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2018		$23,855	EUR	20,471	$83	$0
	08/2018		293	GBP	221	0	(3)
	09/2018	EUR	20,471		$23,912	0	(83)
BPS	08/2018		$73	ARS	2,205	5	0
	09/2018	PEN	1,505		$457	0	(2)
CBK	08/2018	EUR	1,140		1,332	0	(1)
	08/2018		$33,303	GBP	25,427	71	0
	09/2018	GBP	25,427		$33,348	0	(71)
GLM	08/2018		$253	EUR	217	1	0
	08/2018		289	GBP	218	0	(2)
HUS	08/2018		2,512	RUB	157,179	2	(5)
SSB	08/2018	EUR	19,548		$22,806	0	(52)
UAG	08/2018	GBP	25,866		34,250	299	0
	09/2018		$59	RUB	3,682	0	0

Total Forward Foreign Currency Contracts						$461	$(219)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.275%	$	500	$(98)	$38	$0	$(60)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275		700	(139)	55	0	(84)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324		200	(16)	15	0	(1)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275		800	(166)	70	0	(96)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324		4,100	(379)	366	0	(13)

								$(801)	$547	$0	$(254)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.025%	Semi-Annual	09/04/2023	$86,000	$(66)	$25	$0	$(41)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	$100	$(1)	$2	$1	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	100	(1)	2	1	0

								$(2)	$4	$2	$0

Total Swap Agreements								$(869)	$576	$2	$(295)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$83	$0	$1	$84	$(86)	$0	$0	$(86)	$(2)	$0	$(2)
BPS	5	0	0	5	(2)	0	(60)	(62)	(57)	276	219
CBK	71	0	0	71	(72)	0	0	(72)	(1)	0	(1)
GLM	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
GST	0	0	1	1	0	0	(84)	(84)	(83)	292	209
HUS	2	0	0	2	(5)	0	(97)	(102)	(100)	0	(100)
MYC	0	0	0	0	0	0	(54)	(54)	(54)	(264)	(318)
SSB	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
UAG	299	0	0	299	0	0	0	0	299	(270)	29

Total Over the Counter	$461	$0	$2	$463	$(219)	$0	$(295)	$(514)

(q)

Securities with an aggregate market value of $594 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$374	$381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$461	$0	$461
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$461	$2	$463

	$0	$7	$0	$461	$376	$844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$353	$353

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$219	$0	$219
Swap Agreements	0	254	0	0	41	295

	$0	$254	$0	$219	$41	$514

	$0	$254	$0	$219	$394	$867

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	65

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$405	$0	$0	$7,765	$8,170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(993)	$0	$(993)
Swap Agreements	0	66	0	0	106	172

	$0	$66	$0	$(993)	$106	$(821)

	$0	$471	$0	$(993)	$7,871	$7,349

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(247)	$0	$0	$(9,263)	$(9,510)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,918	$0	$1,918
Swap Agreements	0	93	0	0	27	120

	$0	$93	$0	$1,918	$27	$2,038

	$0	$(154)	$0	$1,918	$(9,236)	$(7,472)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,408	$200	$16,608
Corporate Bonds & Notes
Banking & Finance	0	65,936	0	65,936
Industrials	0	70,929	422	71,351
Utilities	0	20,280	0	20,280
Convertible Bonds & Notes
Industrials	0	2,331	0	2,331
Municipal Bonds & Notes
California	0	2,342	0	2,342
Illinois	0	7,023	0	7,023
Virginia	0	386	0	386
West Virginia	0	7,140	0	7,140
U.S. Government Agencies	0	9,067	2,454	11,521
Non-Agency Mortgage-Backed Securities	0	39,119	0	39,119
Asset-Backed Securities	0	68,335	4,601	72,936
Sovereign Issues	0	11,820	0	11,820
Common Stocks
Consumer Discretionary	2,569	0	0	2,569
Energy	544	114	0	658
Financials	0	0	603	603
Warrants
Industrials	0	0	99	99
Preferred Securities
Banking & Finance	0	2,297	0	2,297
Industrials	0	0	7,351	7,351

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Real Estate Investment Trusts
Real Estate	$4,118	$0	$0	$4,118
Short-Term Instruments
Repurchase Agreements	0	17,004	0	17,004
Argentina Treasury Bills	0	199	0	199
U.S. Treasury Bills	0	1,355	0	1,355

Total Investments	$7,231	$342,085	$15,730	$365,046

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	381	0	381
Over the counter	0	463	0	463

	$0	$844	$0	$844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(353)	0	(353)
Over the counter	0	(514)	0	(514)

	$0	$(867)	$0	$(867)

Total Financial Derivative Instruments	$0	$(23)	$0	$(23)

Totals	$7,231	$342,062	$15,730	$365,023

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2018.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,439	$111	$(1,129)	$7	$(184)	$(15)	$149	$(178)	$200	$2
Corporate Bonds & Notes
Banking & Finance	2,078	0	(139)	1	8	(30)	0	(1,918)	0	0
Industrials	0	422	(1)	0	0	1	0	0	422	1
U.S. Government Agencies	2,357	0	(44)	62	17	62	0	0	2,454	61
Asset-Backed Securities	4,682	0	0	43	0	(124)	0	0	4,601	(124)
Common Stocks
Financials	505	0	0	0	0	98	0	0	603	98
Warrants
Industrials	185	0	0	0	0	(86)	0	0	99	(86)
Preferred Securities
Industrials	7,120	782	0	0	0	(551)	0	0	7,351	(551)

Totals	$18,366	$1,315	$(1,313)	$113	$(159)	$(645)	$149	$(2,096)	$15,730	$(599)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200	Third Party Vendor	Broker Quote	100.000-101.625
Corporate Bonds & Notes
Industrials	195	Other Valuation Techniques(2)	—	—
	227	Proxy Pricing	Base Price	97.010
U.S. Government Agencies	2,454	Proxy Pricing	Base Price	60.341
Asset-Backed Securities	4,601	Proxy Pricing	Base Price	58.000-102,005.100
Common Stocks
Financials	603	Other Valuation Techniques(2)	—	—
Warrants
Industrials	99	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	7,351	Indicative Market Quotation	Broker Quote	$900.000

Total	$15,730

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	67

Schedule of Investments PIMCO Income Strategy Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.9%
Alphabet Holding Co., Inc.
5.577% (LIBOR03M + 3.500%) due 09/26/2024 ~	$99	$94
Altice France S.A.
TBD% due 07/13/2026	300	294
Avantor, Inc.
6.077% (LIBOR03M + 4.000%) due 11/21/2024 ~	50	50
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎	10,100	10,062
California Resources Corp.
6.831% (LIBOR03M + 4.750%) due 12/31/2022 «~	50	51
CenturyLink, Inc.
4.827% (LIBOR03M + 2.750%) due 01/31/2025 ~	995	981
Community Health Systems, Inc.
5.557% (LIBOR03M + 3.250%) due 01/27/2021 ~	2,077	2,046
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~	504	475
Energizer Holdings. Inc.
TBD% due 05/18/2019 ∎	100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021	288	292
Frontier Communications Corp.
5.830% (LIBOR03M + 3.750%) due 06/15/2024 ~	595	588
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)	10,700	8,324
IRB Holding Corp.
5.347% (LIBOR03M + 3.250%) due 02/05/2025 ~	100	101
Lightstone Generation LLC
5.827% (LIBOR03M + 3.750%) due 01/30/2024 ~	1,927	1,938
McDermott Technology Americas, Inc.
7.077% (LIBOR03M + 5.000%) due 05/10/2025 ~	998	1,005
MH Sub LLC
5.829% (LIBOR03M + 3.750%) due 09/13/2024 ~	119	119
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~	200	200
Multi Color Corp.
4.327% (LIBOR03M + 2.250%) due 10/31/2024 ~	17	17
Parexel International Corp.
4.827% (LIBOR03M + 2.750%) due 09/27/2024 ~	99	99
PetSmart, Inc.
5.100% (LIBOR03M + 3.000%) due 03/11/2022 ~	180	150
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~	200	201
Sequa Mezzanine Holdings LLC
7.067% (LIBOR03M + 5.000%) due 11/28/2021 «~	228	228
11.072% (LIBOR03M + 9.000%) due 04/28/2022 «~	90	90
Stars Group Holdings BV
5.831% (LIBOR03M + 3.500%) due 07/10/2025 ~	100	101
Syniverse Holdings, Inc.
7.078% (LIBOR03M + 5.000%) due 03/09/2023 ~	120	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Traverse Midstream Partners LLC
6.340% (LIBOR03M + 4.000%) due 09/27/2024 ~		$91	$91
West Corp.
6.077% (LIBOR03M + 4.000%) due 10/10/2024 ~		41	41
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		955	250
TBD% - 10.581% (LIBOR03M + 8.250%) due 05/31/2020 ~∎		1,580	1,612

Total Loan Participations and Assignments (Cost $31,963)			29,720

CORPORATE BONDS & NOTES 54.8%

BANKING & FINANCE 23.4%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		1,800	1,089
Ally Financial, Inc.
8.000% due 11/01/2031		4,616	5,586
Ambac LSNI LLC
7.337% due 02/12/2023 •		256	258
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	4,148	5,529
Athene Holding Ltd.
4.125% due 01/12/2028		$54	51
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		176	176
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		126	123
5.000% due 04/20/2048		74	71
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	1,600	1,974
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		8,100	2,889
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		500	624
Barclays Bank PLC
7.625% due 11/21/2022 (j)		$4,400	4,771
Barclays PLC
3.250% due 01/17/2033	GBP	200	245
6.500% due 09/15/2019 •(i)(j)	EUR	3,200	3,901
7.875% due 09/15/2022 •(i)(j)	GBP	415	585
8.000% due 12/15/2020 •(i)(j)	EUR	4,100	5,346
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	900
6.500% due 03/20/2021		5,000	5,031
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		70	68
Brookfield Finance, Inc.
3.900% due 01/25/2028		90	85
4.700% due 09/20/2047		200	191
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		8,500	8,999
CBL & Associates LP
5.950% due 12/15/2026 (m)		2,288	1,976
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	5,800	9,140
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	1,200	1,597
Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)		$500	533
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	207
7.500% due 12/11/2023 •(i)(j)		7,243	7,740
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,056
Equinix, Inc.
2.875% due 03/15/2024		100	117
2.875% due 02/01/2026		100	114
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$3,500	3,652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		$324	$338
Freedom Mortgage Corp.
8.250% due 04/15/2025		63	61
GSPA Monetization Trust
6.422% due 10/09/2029		3,571	4,050
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	3,530	4,679
6.500% due 03/23/2028 •(i)(j)		$500	491
Hunt Cos., Inc.
6.250% due 02/15/2026		26	24
iStar, Inc.
4.625% due 09/15/2020		14	14
5.250% due 09/15/2022		49	48
Jefferies Finance LLC
6.875% due 04/15/2022 (m)		6,850	6,937
7.375% due 04/01/2020		2,890	2,955
7.500% due 04/15/2021		347	356
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	67
Life Storage LP
3.875% due 12/15/2027		28	26
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,340
7.875% due 06/27/2029 •(i)(j)		250	383
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$200	203
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	204
MetLife, Inc.
5.875% due 03/15/2028 •(i)		74	76
Nationstar Mortgage LLC
6.500% due 07/01/2021		730	734
Nationwide Building Society
10.250% ~(i)	GBP	13	2,498
Navient Corp.
4.875% due 06/17/2019		$500	505
5.625% due 08/01/2033		63	54
6.500% due 06/15/2022		80	82
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,616	1,644
Provident Funding Associates LP
6.375% due 06/15/2025		26	25
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		3,080	3,188
8.000% due 08/10/2025 •(i)(j)(m)		5,190	5,525
8.625% due 08/15/2021 •(i)(j)		2,700	2,920
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,025	2,764
7.375% due 06/24/2022 •(i)(j)		4,100	5,660
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	192
Spirit Realty LP
4.450% due 09/15/2026 (m)		1,500	1,444
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,206
6.125% due 05/15/2022		674	693
6.875% due 03/15/2025		224	228
7.125% due 03/15/2026		203	207
8.250% due 10/01/2023		180	199
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,360	6,436
6.052% due 10/13/2039		2,537	3,932
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$570	596
WeWork Cos., Inc.
7.875% due 05/01/2025		74	72

			140,680

INDUSTRIALS 24.9%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altice Financing S.A.
6.625% due 02/15/2023 (m)		$700	$710
7.500% due 05/15/2026		3,200	3,124
Altice France S.A.
7.375% due 05/01/2026 (m)		5,564	5,547
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,070	2,487
7.750% due 05/15/2022		$3,455	3,451
Associated Materials LLC
9.000% due 01/01/2024		548	580
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	99
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		1,300	1,305
BMC Software Finance, Inc.
8.125% due 07/15/2021		2,890	2,962
Caesars Resort Collection LLC
5.250% due 10/15/2025		8	8
Centene Corp.
5.375% due 06/01/2026		82	84
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		26	26
Charter Communications Operating LLC
4.200% due 03/15/2028		137	132
Cheniere Energy Partners LP
5.250% due 10/01/2025		33	33
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		134	135
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		650	666
7.625% due 03/15/2020		3,140	3,159
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		34	33
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		3,070	2,919
6.250% due 03/31/2023		7,071	6,611
8.625% due 01/15/2024		254	263
CSN Islands Corp.
6.875% due 09/21/2019 (m)		200	200
CSN Resources S.A.
6.500% due 07/21/2020		1,214	1,175
Diamond Resorts International, Inc.
10.750% due 09/01/2024		2,500	2,619
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		800	816
Exela Intermediate LLC
10.000% due 07/15/2023		120	124
Ferroglobe PLC
9.375% due 03/01/2022		1,500	1,547
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,419
6.875% due 03/01/2026		1,600	1,568
7.000% due 02/15/2021		598	605
Ford Motor Co.
7.700% due 05/15/2097 (m)		9,770	11,344
Fresh Market, Inc.
9.750% due 05/01/2023		7,590	5,389
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,264
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$298	292
General Electric Co.
5.000% due 01/21/2021 •(i)		164	161
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		40	38
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		54	52
HCA, Inc.
4.500% due 02/15/2027		940	916
7.500% due 11/15/2095		1,200	1,185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		$135	$136
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,243	976
9.000% due 03/01/2021 ^(e)		3,144	2,421
9.000% due 09/15/2022 ^(e)		3,450	2,665
IHS Markit Ltd.
4.000% due 03/01/2026		4	4
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		2,276	2,296
9.750% due 07/15/2025		120	129
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,888	6,578
8.125% due 06/01/2023		7,535	6,499
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		9,155	9,171
8.500% due 08/15/2021		7,450	7,524
Kinder Morgan, Inc.
7.800% due 08/01/2031 (m)		3,500	4,322
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		50	40
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		8	8
Metinvest BV
8.500% due 04/23/2026		1,000	969
New Albertson’s LP
6.570% due 02/23/2028		6,800	4,632
Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/30/2018 (h)(i)		401	7
0.000% due 08/31/2018 (h)(i)		700	13
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		82	80
4.500% due 03/15/2023		163	156
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	36
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		200	200
Petroleos Mexicanos
6.500% due 03/13/2027		190	193
6.750% due 09/21/2047		50	46
PetSmart, Inc.
5.875% due 06/01/2025		112	89
Pisces Midco, Inc.
8.000% due 04/15/2026		173	179
Pitney Bowes, Inc.
4.700% due 04/01/2023		34	31
Platin 1426 GmbH
6.875% due 06/15/2023 «(c)	EUR	400	453
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$1,310	1,405
QVC, Inc.
5.950% due 03/15/2043		4,515	4,213
Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,130
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (m)		$2,500	2,724
Safeway, Inc.
7.250% due 02/01/2031		245	241
Scientific Games International, Inc.
5.000% due 10/15/2025		12	12
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		37	38
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	4,800	5,873
Spirit Issuer PLC
3.368% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,290
6.582% due 12/28/2027		700	942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sunoco LP
4.875% due 01/15/2023		$66	$65
T-Mobile USA, Inc.
4.750% due 02/01/2028		20	19
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	183
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	367
Transocean Pontus Ltd.
6.125% due 08/01/2025		$152	155
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,595	5,217
6.542% due 03/30/2021		889	1,231
United Group BV
4.375% due 07/01/2022	EUR	100	120
4.875% due 07/01/2024		100	120
Univision Communications, Inc.
5.125% due 02/15/2025		$400	372
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	221
ViaSat, Inc.
5.625% due 09/15/2025		$94	89
VOC Escrow Ltd.
5.000% due 02/15/2028		74	71
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		6,130	1,732
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	223
2.750% due 01/20/2024 •		200	220
3.125% due 01/20/2025		200	219

			149,605

UTILITIES 6.5%
AT&T, Inc.
4.900% due 08/15/2037		$366	354
5.150% due 02/15/2050 (m)		434	417
5.300% due 08/15/2058		978	926
5.450% due 03/01/2047		60	60
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,841	2,938
Enable Midstream Partners LP
4.950% due 05/15/2028		62	62
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (m)		9,600	10,039
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,502
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		122	120
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		213	116
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,968	1,879
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		6,348	1,889
Petrobras Global Finance BV
5.999% due 01/27/2028		2,764	2,620
6.125% due 01/17/2022		159	165
6.625% due 01/16/2034	GBP	100	132
7.375% due 01/17/2027		$772	804
Rio Oil Finance Trust
8.200% due 04/06/2028		250	257
9.250% due 07/06/2024		2,031	2,194
Sprint Corp.
7.625% due 03/01/2026		282	293

			38,767

Total Corporate Bonds & Notes (Cost $329,611)			329,052

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	69

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024	$1,066	$1,918
DISH Network Corp.
3.375% due 08/15/2026	3,400	3,097

Total Convertible Bonds & Notes (Cost $5,390)		5,015

MUNICIPAL BONDS & NOTES 7.7%

CALIFORNIA 1.2%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,313
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,432
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,500	3,687

		7,432

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	180	203
7.750% due 01/01/2042	330	360
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	38
7.350% due 07/01/2035	20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	280	272

		895

OHIO 3.7%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	21,000	22,476

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	820	812

WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,829
7.467% due 06/01/2047	12,070	12,027

		14,856

Total Municipal Bonds & Notes (Cost $38,928)		46,471

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
3.500% due 02/25/2042 (a)	940	118
4.186% (- 1.0*LIBOR01M + 6.250%) due 01/25/2040 ~(a)	344	44
4.500% due 11/25/2042 (a)	2,465	392
Freddie Mac
0.000% due 02/25/2046 - 08/25/2046 (b)(h)	9,633	7,242
0.100% due 02/25/2046 - 08/25/2046 (a)	121,142	295
2.557% due 11/25/2055 «~	8,648	5,201
3.000% due 02/15/2033 (a)	2,045	222
3.500% due 12/15/2032 (a)	3,395	507
6.421% (- 2.667*LIBOR01M + 12.000%) due 09/15/2035 ~	776	788
9.614% (US0001M + 7.550%) due 12/25/2027 ~	2,888	3,593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.814% (US0001M + 10.750%) due 03/25/2025 ~		$729	$989
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)		730	105
4.000% due 10/16/2042 - 10/20/2042 (a)		448	62

Total U.S. Government Agencies (Cost $18,861)			19,558

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.5%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		103	101
Banc of America Funding Corp.
6.000% due 01/25/2037		6,296	6,003
Banc of America Funding Trust
4.050% due 01/20/2047 ^~		1,181	1,142
BCAP LLC Trust
3.736% due 05/26/2036 ~		76	4
3.832% due 07/26/2037 ~		9,785	8,853
3.864% due 08/28/2037 ~		7,146	6,949
3.870% due 08/26/2037 ~		13,773	10,304
4.111% due 05/26/2037 ~		1,708	748
4.417% due 09/26/2036 ~		5,153	5,062
4.945% due 03/26/2037		856	893
5.750% due 12/26/2035 ~		4,169	3,912
6.250% due 11/26/2036		4,588	4,011
12.786% due 06/26/2036 ~		418	216
Bear Stearns ALT-A Trust
2.564% due 01/25/2036 ^•		1,373	1,436
3.626% due 11/25/2036 ^~		457	387
3.683% due 09/25/2047 ^~		6,499	5,375
3.835% due 11/25/2035 ~		6,885	6,078
4.206% due 09/25/2035 ^~		599	461
CD Mortgage Trust
5.688% due 10/15/2048		2,155	1,121
Chase Mortgage Finance Trust
3.537% due 12/25/2035 ^~		9	9
5.500% due 05/25/2036 ^		21	18
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		116	116
6.000% due 09/25/2037		1,152	1,191
Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~		2,126	1,317
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		2,645	2,193
6.000% due 08/25/2037 ^~		1,196	934
Countrywide Alternative Loan Trust
3.723% due 04/25/2036 ^~		1,306	1,201
5.500% due 03/25/2035		311	234
5.500% due 01/25/2036		657	584
5.750% due 01/25/2035		353	354
5.750% due 02/25/2035		407	397
5.750% due 12/25/2036 ^		844	603
6.000% due 02/25/2035		415	403
6.000% due 04/25/2036		588	455
6.000% due 04/25/2037 ^		1,898	1,387
6.250% due 11/25/2036 ^		849	753
6.250% due 12/25/2036 ^•		614	464
6.500% due 08/25/2036 ^		517	344
Countrywide Home Loan Mortgage Pass-Through Trust
2.644% due 03/25/2035 ^•		5,103	4,577
6.000% due 07/25/2037		1,782	1,450
6.250% due 09/25/2036 ^		620	498
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
6.000% due 11/25/2035 ^		474	403
Credit Suisse Mortgage Capital Certificates
4.040% due 10/26/2036 ~		7,525	5,046
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		167	129
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	137	159
First Horizon Mortgage Pass-Through Trust
3.750% due 11/25/2035 ^~		$199	176
4.039% due 05/25/2037 ^~		351	295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
5.622% due 11/10/2039		$972	$839
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,508	2,265
JPMorgan Alternative Loan Trust
3.415% due 03/25/2037 ^~		1,129	1,069
3.630% due 03/25/2036 ^~		2,108	1,971
3.767% due 05/25/2036 ^~		1,922	1,561
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,288	1,129
JPMorgan Mortgage Trust
3.686% due 10/25/2035 ~		291	283
3.689% due 02/25/2036 ^~		380	323
6.500% due 09/25/2035		114	110
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		858	663
5.562% due 02/15/2040 ~		909	574
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		965	933
6.500% due 09/25/2037 ^		2,639	1,954
Lehman XS Trust
2.284% due 06/25/2047 •		2,121	1,922
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		513	333
Merrill Lynch Mortgage Investors Trust
3.564% due 03/25/2036 ^~		1,991	1,536
Morgan Stanley Capital Trust
6.120% due 06/11/2049 ~		482	487
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		13	10
Residential Accredit Loans, Inc. Trust
4.729% due 12/26/2034 ^~		1,124	894
6.000% due 08/25/2036 ^		362	330
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,138	850
6.000% due 07/25/2037 ^		1,533	1,049
6.250% due 09/25/2037 ^		2,797	1,953
Residential Funding Mortgage Securities, Inc. Trust
4.355% due 09/25/2035 ~		819	670
4.916% due 08/25/2036 ^~		1,184	1,109
Structured Adjustable Rate Mortgage Loan Trust
3.668% due 11/25/2036 ^~		2,633	2,562
3.834% due 07/25/2036 ^~		523	455
3.855% due 01/25/2036 ^~		2,338	1,826
Suntrust Adjustable Rate Mortgage Loan Trust
3.675% due 02/25/2037 ^~		294	266
WaMu Mortgage Pass-Through Certificates Trust
3.403% due 02/25/2037 ^~		591	574
3.405% due 10/25/2036 ^~		874	804
3.582% due 05/25/2037 ^~		1,437	1,371
3.898% due 07/25/2037 ^~		1,024	954
Wells Fargo Mortgage-Backed Securities Trust
3.908% due 07/25/2036 ^~		276	279
5.750% due 03/25/2037 ^		248	245

Total Non-Agency Mortgage-Backed Securities (Cost $110,789)			122,899

ASSET-BACKED SECURITIES 19.6%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,761
Airspeed Ltd.
2.342% due 06/15/2032 •		$3,097	2,886
Apidos CLO
0.000% due 07/22/2026 ~		1,500	794
0.000% due 01/20/2031 ~		4,500	4,063
Argent Securities Trust
2.254% due 03/25/2036 •		3,879	2,398
Bear Stearns Asset-Backed Securities Trust
2.204% due 10/25/2036 ^~		5,033	5,270
6.500% due 10/25/2036 ^		362	281
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		180,259	1,262

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		$2,400	$1,704
0.000% due 07/22/2026 ~		1,500	848
Citigroup Mortgage Loan Trust
2.214% due 12/25/2036 •		15,646	8,269
2.224% due 12/25/2036 •		4,044	2,671
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,820
3.600% due 11/27/2028		1,062	1,245
4.500% due 11/27/2028		929	1,090
6.200% due 11/27/2028		1,150	1,350
Countrywide Asset-Backed Certificates
2.204% due 12/25/2046 •		$14,454	13,043
2.204% due 06/25/2047 ^•		1,658	1,529
2.234% due 03/25/2037 •		1,817	1,770
2.264% due 06/25/2047 •		10,360	9,243
Countrywide Asset-Backed Certificates Trust
2.814% due 11/25/2035 •		4,008	4,135
Fremont Home Loan Trust
2.214% due 01/25/2037 •		14,665	8,683
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	470
Home Equity Mortgage Loan Asset-Backed Trust
2.224% due 07/25/2037 •		$3,197	2,112
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (h)		3,251	1,316
Lehman XS Trust
6.290% due 06/24/2046		3,083	3,122
Long Beach Mortgage Loan Trust
2.364% due 01/25/2036 •		4,685	4,217
Merrill Lynch Mortgage Investors Trust
2.224% due 04/25/2037 •		550	350
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		701	498
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,474
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,981
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		4,400	2,547
0.000% due 07/25/2040 «(h)		21	1,268
0.000% due 09/25/2040 «(h)		1,758	1,054
South Coast Funding Ltd.
2.953% due 08/10/2038 •		12,278	2,395
Taberna Preferred Funding Ltd.
2.723% due 12/05/2036 •		5,154	4,536
2.749% due 08/05/2036 •		427	363
2.749% due 08/05/2036 ^•		8,425	7,161
2.807% due 07/05/2035 •		4,935	4,639

Total Asset-Backed Securities (Cost $112,240)			117,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.1%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	3,270	$2,357
3.375% due 01/15/2023		200	214
5.250% due 01/15/2028		200	205
6.250% due 11/09/2047		100	96
7.820% due 12/31/2033		9,789	11,554
30.131% (BADLARPP) due 10/04/2022 ~	ARS	58	3
35.842% (BADLARPP + 2.500%) due 03/11/2019 ~		200	7
36.087% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	42
36.495% (BADLARPP + 2.000%) due 04/03/2022 ~		63,442	2,075
40.000% (ARPP7DRR) due 06/21/2020 ~		105,103	3,859
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,911
Egypt Government International Bond
4.750% due 04/16/2026		300	345
5.625% due 04/16/2030		300	338
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,800	914
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	360
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$248	66
9.250% due 09/15/2027 ^(e)		315	92

Total Sovereign Issues (Cost $28,981)			24,438

		SHARES
COMMON STOCKS 1.6%

CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		486,164	5,494

ENERGY 0.1%
Forbes Energy Services Ltd. (f)(k)		21,825	185
Ocean Rig UDW, Inc. (f)		16,639	467

			652

FINANCIALS 0.6%
TIG FinCo PLC «(k)		2,072,442	3,264

Total Common Stocks (Cost $9,579)			9,410

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		819,000	205

Total Warrants (Cost $0)			205

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.9%

BANKING & FINANCE 1.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)		7,150	$8,151

INDUSTRIALS 2.6%
Sequa Corp.
9.000% «		16,859	15,300

Total Preferred Securities (Cost $23,612)			23,451

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%
VICI Properties, Inc.		423,584	8,620

Total Real Estate Investment Trusts (Cost $5,525)			8,620

SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (l) 1.9%
			11,433

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
22.210% due 09/14/2018 - 09/19/2018 (g)(h)	ARS	18,970	693
1.502% due 08/24/2018 - 09/14/2018 (g)(h)		$158	158

			851

U.S. TREASURY BILLS 0.6%
1.974% due 09/27/2018 - 10/18/2018 (g)(h)(o)(q)		3,423	3,411

Total Short-Term Instruments (Cost $15,882)			15,695

Total Investments in Securities (Cost $731,361)			752,152

Total Investments 125.2% (Cost $731,361)			$752,152

Financial Derivative Instruments (n)(p) 0.0% (Cost or Premiums, net $18,416)			(269)

Preferred Shares (15.4)%			(92,450)

Other Assets and Liabilities, net (9.8)%			(58,543)

Net Assets Applicable to Common Shareholders 100.0%			$600,890

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	71

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$8,419	$8,151	1.36%
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	944	185	0.03
TIG FinCo PLC	04/02/2015 - 07/20/2017	2,776	3,264	0.54

		$12,139	$11,600	1.93%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.010%	07/31/2018	08/01/2018	$7,000	U.S. Treasury Inflation Protected Securities 1.375% due 02/15/2044	$(7,140)	$7,000	$7,000
FICC	1.500	07/31/2018	08/01/2018	4,433	U.S. Treasury Notes 2.625% due 11/15/2020	(4,524)	4,433	4,433

Total Repurchase Agreements						$(11,664)	$11,433	$11,433

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(0.500)%	06/28/2018	TBD	(3)	$(738)	$(738)
	0.950	06/18/2018	TBD	(3)	(1,217)	(1,218)
BPS	2.450	06/01/2018	09/04/2018		(5,161)	(5,182)
BRC	0.000	07/26/2018	TBD	(3)	(202)	(202)
CIW	2.450	07/13/2018	08/10/2018		(3,981)	(3,986)
JML	2.550	07/18/2018	08/20/2018		(8,122)	(8,130)
RBC	2.490	02/07/2018	08/07/2018		(2,464)	(2,494)
	2.590	02/07/2018	08/07/2018		(6,085)	(6,162)
RDR	2.520	06/12/2018	09/12/2018		(3,788)	(3,801)
SOG	2.850	07/10/2018	10/10/2018		(5,089)	(5,098)
UBS	2.560	06/11/2018	09/10/2018		(7,321)	(7,348)
	2.570	07/09/2018	10/09/2018		(5,528)	(5,537)
	2.860	05/31/2018	08/31/2018		(2,772)	(2,786)
	2.910	05/14/2018	08/14/2018		(4,847)	(4,878)

Total Reverse Repurchase Agreements						$(57,560)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(1,956)	$0	$(1,956)	$2,195	$239
BPS	7,000	(5,182)	0	1,818	(1,951)	(133)
BRC	0	(202)	0	(202)	201	(1)
CIW	0	(3,986)	0	(3,986)	4,018	32
FICC	4,433	0	0	4,433	(4,524)	(91)
JML	0	(8,130)	0	(8,130)	10,039	1,909

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
RBC	$0	$(8,656)	$0	$(8,656)	$9,988	$1,332
RDR	0	(3,801)	0	(3,801)	3,812	11
SOG	0	(5,098)	0	(5,098)	5,504	406
UBS	0	(20,549)	0	(20,549)	22,148	1,599

Total Borrowings and Other Financing Transactions	$11,433	$(57,560)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(25,650)	$(29,752)	$(2,158)	$(57,560)

Total Borrowings	$0	$(25,650)	$(29,752)	$(2,158)	$(57,560)

Payable for reverse repurchase agreements					$(57,560)

(m)	Securities with an aggregate market value of $62,814 and cash of $320 have been pledged as collateral under the terms of the above master agreements as of July 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2018 was $(63,736) at a weighted average interest rate of 2.018%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.536%	$6,500	$(215)	$(227)	$(442)	$11	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$ 5,300	$318	$84	$402	$5	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023		$55,000	$2,014	$493	$2,507	$1	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(11,488)	(2,396)	48	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,743)	(1,476)	13	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(2,563)	(2,220)	30	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	21,924	15,351	512	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		311,400	13,270	23,678	36,948	0	(836)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(72)	113	0	(3)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	137	338	0	(4)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028	EUR	13,100	(183)	(227)	(410)	43	0
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		2,100	(36)	(16)	(52)	7	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	24,000	552	(222)	330	145	0

							$20,132	$28,901	$49,033	$799	$(843)

Total Swap Agreements							$20,235	$28,758	$48,993	$815	$(843)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	73

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$815	$815	$0	$0	$(843)	$(843)

(o)

Securities with an aggregate market value of $522 and cash of $12,375 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2018		$61,552	EUR	52,957	$373	$0
	08/2018		1,137	GBP	859	0	(10)
	09/2018	EUR	52,957		$61,699	0	(373)
BPS	08/2018	ARS	23,692		788	0	(56)
	09/2018	PEN	3,236		987	0	(1)
BRC	09/2018	ARS	14,643		527	21	0
CBK	08/2018	EUR	2,599		3,037	0	(3)
	08/2018		$61,607	GBP	47,037	132	0
	09/2018	GBP	47,037		$61,689	0	(131)
GLM	08/2018		$489	EUR	419	1	0
HUS	08/2018		5,560	RUB	347,928	6	(10)
JPM	08/2018	AUD	581		$428	0	(4)
SSB	08/2018	EUR	50,777		59,240	0	(135)
	08/2018		$644	GBP	487	0	(5)
UAG	08/2018	GBP	48,383		$64,065	560	0

Total Forward Foreign Currency Contracts						$1,093	$(728)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.275%	$	1,000	$(195)	$75	$0	$(120)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619		10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.165		100	(16)	12	0	(4)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275		1,400	(278)	110	0	(168)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.324%	$	300	$(25)	$24	$0	$(1)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.619		40	(6)	6	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.275		1,700	(353)	150	0	(203)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.324		8,700	(805)	777	0	(28)

								$(1,679)	$1,155	$0	$(524)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.025%	Semi-Annual	09/04/2023	$	180,000	$(137)	$51	$0	$(86)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018	$	300	$(2)	$4	$2	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2018		300	(1)	3	2	0

									$(3)	$7	$4	$0

Total Swap Agreements									$(1,819)	$1,213	$4	$(610)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$373	$0	$2	$375	$(383)	$0	$0	$(383)	$(8)	$0	$(8)
BPS	0	0	0	0	(57)	0	(120)	(177)	(177)	0	(177)
BRC	21	0	0	21	0	0	0	0	21	0	21
CBK	132	0	0	132	(134)	0	0	(134)	(2)	0	(2)
GLM	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	2	2	0	0	(172)	(172)	(170)	325	155
HUS	6	0	0	6	(10)	0	(204)	(214)	(208)	402	194
JPM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
MYC	0	0	0	0	0	0	(114)	(114)	(114)	(477)	(591)
SSB	0	0	0	0	(140)	0	0	(140)	(140)	0	(140)
UAG	560	0	0	560	0	0	0	0	560	(640)	(80)

Total Over the Counter	$1,093	$0	$4	$1,097	$(728)	$0	$(610)	$(1,338)

(q)

Securities with an aggregate market value of $867 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	75

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$799	$815

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,093	$0	$1,093
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$1,093	$4	$1,097

	$0	$16	$0	$1,093	$803	$1,912

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$843	$843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$728	$0	$728
Swap Agreements	0	524	0	0	86	610

	$0	$524	$0	$728	$86	$1,338

	$0	$524	$0	$728	$929	$2,181

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,240	$0	$0	$18,296	$19,536

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,086)	$0	$(1,086)
Swap Agreements	0	141	0	0	315	456

	$0	$141	$0	$(1,086)	$315	$(630)

	$0	$1,381	$0	$(1,086)	$18,611	$18,906

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(884)	$0	$0	$(19,871)	$(20,755)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,756	$0	$3,756
Swap Agreements	0	194	0	0	59	253

	$0	$194	$0	$3,756	$59	$4,009

	$0	$(690)	$0	$3,756	$(19,812)	$(16,746)

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$29,151	$569	$29,720
Corporate Bonds & Notes
Banking & Finance	0	140,680	0	140,680
Industrials	0	148,860	745	149,605
Utilities	0	38,767	0	38,767
Convertible Bonds & Notes
Industrials	0	5,015	0	5,015
Municipal Bonds & Notes
California	0	7,432	0	7,432
Illinois	0	895	0	895
Ohio	0	22,476	0	22,476
Virginia	0	812	0	812
West Virginia	0	14,856	0	14,856
U.S. Government Agencies	0	14,357	5,201	19,558
Non-Agency Mortgage-Backed Securities	0	122,899	0	122,899
Asset-Backed Securities	0	108,294	9,324	117,618
Sovereign Issues	0	24,438	0	24,438
Common Stocks
Consumer Discretionary	5,494	0	0	5,494
Energy	467	185	0	652
Financials	0	0	3,264	3,264
Warrants
Industrials	0	0	205	205
Preferred Securities
Banking & Finance	0	8,151	0	8,151
Industrials	0	0	15,300	15,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2018
Real Estate Investment Trusts
Real Estate	$8,620	$0	$0	$8,620
Short-Term Instruments
Repurchase Agreements	0	11,433	0	11,433
Argentina Treasury Bills	0	851	0	851
U.S. Treasury Bills	0	3,411	0	3,411

Total Investments	$14,581	$702,963	$34,608	$752,152

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	815	0	815
Over the counter	0	1,097	0	1,097

	$0	$1,912	$0	$1,912

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(843)	0	(843)
Over the counter	0	(1,338)	0	(1,338)

	$0	$(2,181)	$0	$(2,181)

Total Financial Derivative Instruments	$0	$(269)	$0	$(269)

Totals	$14,581	$702,694	$34,608	$751,883

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$871	$320	$(651)	$9	$8	$(14)	$318	$(292)	$569	$2
Corporate Bonds & Notes
Banking & Finance	4,451	0	(288)	2	15	(63)	0	(4,117)	0	0
Industrials	2,020	746	(2,022)	1	21	(21)	0	0	745	0
U.S. Government Agencies	4,994	0	(93)	140	36	124	0	0	5,201	119
Asset-Backed Securities	9,442	0	0	91	0	(209)	0	0	9,324	(209)
Common Stocks
Financials	2,734	0	0	0	0	530	0	0	3,264	530
Warrants
Industrials	384	0	0	0	0	(179)	0	0	205	(179)
Preferred Securities
Industrials	14,820	1,626	0	0	0	(1,146)	0	0	15,300	(1,146)

Totals	$39,716	$2,692	$(3,054)	$243	$80	$(978)	$318	$(4,409)	$34,608	$(883)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2018	77

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

July 31, 2018

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200	Proxy Pricing	Base Price	100.074
	369	Third Party Vendor	Broker Quote	100.000-101.625
Corporate Bonds & Notes
Industrials	292	Other Valuation Techniques(2)	—	—
	453	Proxy Pricing	Base Price	97.010
U.S. Government Agencies	5,201	Proxy Pricing	Base Price	60.341
Asset-Backed Securities	9,324	Proxy Pricing	Base Price	58.000-102,005.100
Common Stocks
Financials	3,264	Other Valuation Techniques(2)	—	—
Warrants
Industrials	205	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	15,300	Indicative Market Quotation	Broker Quote	$900.000

Total	$34,608

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

July 31, 2018

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Corporate & Income Opportunity Fund	September 13, 2002
PIMCO Corporate & Income Strategy Fund	October 17, 2001
PIMCO High Income Fund	February 18, 2003
PIMCO Income Strategy Fund	June 19, 2003
PIMCO Income Strategy Fund II	June 30, 2004

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The net asset value ("NAV") presented may differ from the NAV reported for the same period in other Fund materials.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in

ANNUAL REPORT	JULY 31, 2018	79

Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly
PIMCO Corporate & Income Strategy Fund	Monthly	Monthly
PIMCO High Income Fund	Monthly	Monthly
PIMCO Income Strategy Fund	Monthly	Monthly
PIMCO Income Strategy Fund II	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized

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gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

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Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s loan interests may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may acquire interests in multiple series or tranches of a loan, which may have varying terms and carry different

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associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Acquisitions of loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by acquiring mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related instruments in which the Funds may acquire interests include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Acquisitions of loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When acquiring a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because acquiring unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income

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Notes to Financial Statements (Cont.)

flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs

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tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at July 31, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.

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Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the

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security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Corporate & Income Opportunity Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of

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Notes to Financial Statements (Cont.)

an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Fund will count derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 - Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

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amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default

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Notes to Financial Statements (Cont.)

swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund

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and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but will segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. For PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. The Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of

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financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements,

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such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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Notes to Financial Statements (Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PIMCO Corporate & Income Opportunity Fund	0.65%	(1)
PIMCO Corporate & Income Strategy Fund	0.81%	(1)
PIMCO High Income Fund	0.76%	(1)
PIMCO Income Strategy Fund	0.86%	(2)
PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO-Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment

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adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the

“Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages among PMAT, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2018, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$31,221	$77,598
PIMCO Corporate & Income Strategy Fund	6,246	50,639
PIMCO High Income Fund	15,879	94,024
PIMCO Income Strategy Fund	3,062	27,959
PIMCO Income Strategy Fund II	6,365	37,071

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$10,608	$2,959	$544,516	$306,789
PIMCO Corporate & Income Strategy Fund	5,108	1,358	159,990	140,375
PIMCO High Income Fund	7,856	1,675	315,339	290,273
PIMCO Income Strategy Fund	2,505	663	72,350	72,862
PIMCO Income Strategy Fund II	5,254	1,369	158,336	132,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Corporate & Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Corporate & Income Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to 14,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Corporate & Income Opportunity Fund Common Shares are subject to an aggregate cap of $229,680,000. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended

July 31, 2018, the Fund sold 4,970,843 Common Shares. Proceeds from the offerings during the period ended July 31, 2018 (net of commissions and fees) were $83,648,145. During the fiscal year ended July 31, 2017, the Fund sold 4,605,942 Common Shares. Proceeds from the offerings during the fiscal year ended July 31, 2017 (net of commissions and fees) were $74,137,916.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended July 31, 2018, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2018
PIMCO Corporate & Income Opportunity Fund
Series M	1,884	3.822%	2.022%	3.802%
Series T	1,770	3.842%	2.062%	3.802%
Series W	1,847	3.822%	2.282%	3.822%
Series TH	2,033	3.822%	2.262%	3.822%
Series F	1,984	3.842%	2.022%	3.802%
PIMCO Corporate & Income Strategy Fund
Series M	406	2.867%	1.517%	2.852%
Series T	449	2.882%	1.547%	2.852%
Series W	473	2.867%	1.712%	2.867%
Series TH	434	2.867%	1.697%	2.867%
Series F	459	2.882%	1.517%	2.852%
PIMCO High Income Fund
Series M	688	3.058%	1.618%	3.042%
Series T	958	3.074%	1.650%	3.042%
Series W	738	3.058%	1.826%	3.058%
Series TH	757	3.058%	1.810%	3.058%
Series F	938	3.074%	1.618%	3.042%
PIMCO Income Strategy Fund
Series T	766	3.238%	2.444%	3.205%
Series W	699	3.237%	2.444%	3.200%
Series TH	586	3.231%	2.444%	3.193%
PIMCO Income Strategy Fund II
Series M	721	3.235%	2.444%	3.203%
Series T	881	3.238%	2.444%	3.205%
Series W	671	3.237%	2.444%	3.200%
Series TH	753	3.231%	2.444%	3.193%
Series F	672	3.232%	2.444%	3.203%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

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Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL
PIMCO Income Strategy Fund II	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	JULY 31, 2018	99

Notes to Financial Statements (Cont.)

As of July 31, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Corporate & Income Opportunity Fund	$6,036	$0	$123,806	$(10,719)	$(104,000)	$0	$0
PIMCO Corporate & Income Strategy Fund	5,675	0	41,827	(4,447)	(35,909)	0	0
PIMCO High Income Fund	0	0	6,678	(10,494)	(135,592)	0	0
PIMCO Income Strategy Fund	0	0	17,679	(2,328)	(24,606)	0	0
PIMCO Income Strategy Fund II	7,898	0	46,865	(4,810)	(60,617)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, passive foreign investment companies (PFIC), straddle loss deferrals, partnership adjustments, convertible preferred securities, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2017 through July 31, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through July 31, 2018 and Ordinary losses realized during the period January 1, 2018 through July 31, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Corporate & Income Opportunity Fund	$104,000	$0
PIMCO Corporate & Income Strategy Fund	35,909	0
PIMCO High Income Fund	83,116	52,476
PIMCO Income Strategy Fund	24,606	0
PIMCO Income Strategy Fund II	60,617	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of July 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Corporate & Income Opportunity Fund	$1,637,772	$207,450	$(83,866)	$123,584
PIMCO Corporate & Income Strategy Fund	711,613	89,634	(47,713)	41,921
PIMCO High Income Fund	1,218,836	141,124	(134,334)	6,790
PIMCO Income Strategy Fund	367,146	43,110	(25,357)	17,753
PIMCO Income Strategy Fund II	753,823	100,253	(53,171)	47,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, unrealized gain or loss on certain forward contracts, market discount and premium amortization, convertible preferred securities, passive foreign investment companies (PFIC), partnership adjustments and Lehman securities for federal income tax purposes.

100	PIMCO CLOSED-END FUNDS

July 31, 2018

For the fiscal years ended July 31, 2018 and July 31, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

		July 31, 2018		July 31, 2017
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Corporate & Income Opportunity Fund	$132,208	$0	$0	$118,069	$0	$10,356
PIMCO Corporate & Income Strategy Fund	54,197	0	0	68,668	0	834
PIMCO High Income Fund	109,992	0	17,226	117,877	0	24,148
PIMCO Income Strategy Fund	28,579	0	345	28,374	0	0
PIMCO Income Strategy Fund II	59,659	0	0	58,627	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On September 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Pursuant to its shelf registration, PIMCO Income Strategy Fund may offer and sell, from time to time, in one or more offerings, up to 5,500,000 of its common shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Strategy Fund common shares are subject to an aggregate cap of $100,000,000.

Pursuant to its shelf registration, PIMCO Income Strategy Fund II may offer and sell, from time to time, in one or more offerings, up to 11,500,000 of its common shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Strategy Fund II common shares are subject to an aggregate cap of $175,000,000.

Each Fund may not sell any common shares at a price below the NAV of such common shares, exclusive of any distributing commission or discount. Sales of the common shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

On August 1, 2018, the following distributions were declared to common shareholders payable September 4, 2018 to shareholders of record on August 13, 2018:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.080699 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On September 4, 2018, the following distributions were declared to common shareholders payable October 1, 2018 to shareholders of record on September 14, 2018:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.080699 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JULY 31, 2018	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, and for PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, and PIMCO High Income Fund, the statements of cash flows for the year ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018, and for PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, and PIMCO High Income Fund, the results of each of their cash flows for the year then ended, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

September 26, 2018

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

102	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RTA	Bank of New York Mellon Corp.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIW	CIBC World Markets Corp.	JPS	JP Morgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BBR	Bank Bill Rate	DAC	Designated Activity Company	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

ANNUAL REPORT	JULY 31, 2018	103

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividend distribution from the fiscal year ended July 31, 2018 that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends during the calendar year was designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Corporate & Income Opportunity Fund	0.00%	1.50%	$30,025	$0
PIMCO Corporate & Income Strategy Fund	0.00%	1.50%	61,794	0
PIMCO High Income Fund	0.00%	0.00%	45,504	0
PIMCO Income Strategy Fund	0.00%	1.01%	13,378	0
PIMCO Income Strategy Fund II	0.00%	1.73%	28,463	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

104	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PIMCO Corporate & Income Strategy Fund and PIMCO Corporate & Income Opportunity Fund held their annual meetings of shareholders on April 27, 2018. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Craig A. Dawson† — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	70,498,849	1,944,024
Re-election of Deborah DeCotis — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	70,528,975	1,913,898
Election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	69,887,802	2,555,071
Election of John C. Maney† — Class I to serve until the annual meeting held during the 2018-2019 fiscal year	70,440,929	2,001,944

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2020-2021 fiscal year	34,024,430	1,006,006
Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	34,178,911	851,525
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	34,160,564	869,872

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, Craig A. Dawson and William B. Ogden, IV continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 29, 2018. Shareholders voted as indicated below.

PIMCO High Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	111,646,973	5,531,088
Election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	111,548,676	5,629,385
Election of John C. Maney† — Class I to serve until the annual meeting held during the 2018-2019 fiscal year	111,473,120	5,704,941

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, Craig A. Dawson, James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Income Strategy Fund	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2020-2021 fiscal year	22,804,084	681,362
Re-election of Alan Rappaport — Class II to serve until the annual meeting held during the 2020-2021 fiscal year	22,804,084	681,362
Election of John C. Maney† — Class II to serve until the annual meeting held during the 2020-2021 fiscal year	22,865,266	620,180
Election of Deborah A. DeCotis* — Class III to serve until the annual meeting held during the 2018-2019 fiscal year	1,980	30

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Craig A. Dawson, Bradford K. Gallagher, William B. Ogden, IV and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO Income Strategy Fund II	Affirmative	Withheld Authority
Re-election of William B. Ogden, IV* — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	3,489	39
Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	53,442,557	1,185,879
Re-election of Craig A. Dawson† — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	53,589,109	1,039,327

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. John C. Maney, Bradford K. Gallagher, Hans W. Kertess and James A. Jacobson continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

ANNUAL REPORT	JULY 31, 2018	105

Changes to Boards of Trustees

(Unaudited)

Effective April 27, 2018, Mr. Hans W. Kertess, who was previously a Class I Trustee of PIMCO Corporate & Income Opportunity Fund, became a Class III Trustee of PIMCO Corporate & Income Opportunity Fund. Effective April 27, 2018, Mr. John C. Maney, who was previously a Class III Trustee of PIMCO Corporate & Income Opportunity Fund, became a Class I Trustee of PIMCO Corporate & Income Opportunity Fund.

Effective June 29, 2018, Mr. John C. Maney, who was previously a Class III Trustee of PIMCO Income Strategy Fund, became a Class II Trustee of PIMCO Income Strategy Fund. Effective June 29, 2018, Ms. Deborah A. DeCotis, who was previously a Class II Trustee of PIMCO Income Strategy Fund, became a Class III Trustee of PIMCO Income Strategy Fund. Effective June 29, 2018, Mr. Hans W. Kertess, who was previously a Class I Trustee of PIMCO High Income Fund, became a Class III Trustee of PIMCO High Income Fund. Effective June 29, 2018, Mr. John C. Maney, who was previously a Class III Trustee of PIMCO High Income Fund, became a Class I Trustee of PIMCO High Income Fund.

106	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the

ANNUAL REPORT	JULY 31, 2018	107

Dividend Reinvestment Plan (Cont.)

(Unaudited)

name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically  reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.astfinancial.com.

108	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PHK, PTY and PFL since 2003, Trustee of PCN since 2002 and Trustee of PFN since 2004, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PCN, PTY and PHK and the 2019-2020 fiscal year for PFL and PFN.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	93	None

Deborah A. DeCotis 1952	Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PHK and PTY and the 2018-2019 fiscal year for PFL, PFN and PCN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	93	None

Bradford K. Gallagher 1944	Trustee	Trustee of each Fund since 2010, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PFL and PFN and the 2019-2020 fiscal year for PHK, PTY and PCN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	93	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Trustee of PCN, PTY and PHK since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PFL, the 2018-2019 fiscal year for PCN and the 2019-2020 fiscal year for PHK, PTY and PFN.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	93	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PFN, the 2018-2019 fiscal year for PHK and PTY and the 2019-2020 fiscal year for PFL and PCN.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None

Alan Rappaport 1953	Trustee	Trustee of each Fund (except PFL and PFN) since 2010 of PFN since 2012 and of PFL since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PCN, PFN and PFL and the 2018-2019 fiscal year for PHK and PTY.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	93	None

ANNUAL REPORT	JULY 31, 2018	109

Management of the Funds (Cont.)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Craig A. Dawson* 1968	Trustee	Trustee of each Fund since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PTY and PFN, the 2018-2019 fiscal year for PFL and the 2019-2020 fiscal year for PHK and PCN.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	27	None

John C. Maney** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PHK and PTY, the 2020-2021 fiscal year for PCN and PFL and the 2019-2020 fiscal year for PFN.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	27	None

*

Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 11 Baker Street London, WIU 3AH GBR.

**

Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

110	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since January 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[1] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since December 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since March 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Trent W. Walker[1] 1974	Treasurer	Since December 2017	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Cohen & Steers Capital Management.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JULY 31, 2018	111

Approval of Investment Management Agreement

At an in-person meeting held on June 14, 2018 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on August 1, 2018. Prior to the Approval Meeting, the Contracts Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 14, 2018 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 11, 2018, the Chair and another member of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s estimated profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 16, 2018, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 23, 2018, the Committee held a meeting via conference call (collectively with the May 11, 2018 conference call, the Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of each Fund for various time periods, presented through comparisons to the investment performance of a group of funds identified by Lipper with investment classifications/objectives comparable to those of the Fund (for each Fund, its “Lipper Performance Universe”), (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Lipper (for each Fund, its “Lipper Expense Group”) as well as of a larger sample of comparable funds identified by Lipper (for each Fund, its “Lipper Expense Universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to each Fund for the one-year period ended December 31, 2017, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) information regarding any economies of scale reached in the operation of the Funds, including in connection with at-the-market offerings contemplated by certain Funds, (x) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (xi) fact cards for each Fund that included summary information regarding each Fund, (xii) information regarding the comparative yields of the Funds, (xiii) information regarding the risk-adjusted returns of the Funds, (xiv) possible “fall-out” benefits to PIMCO from its relationship with the Funds, and (xv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are

112	PIMCO CLOSED-END FUNDS

(Unaudited)

described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy are well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper Expense Group and Lipper Expense Universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ unitary fee arrangements cover other supervisory and administrative services required by the Fund that are typically paid for or incurred by peer closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper Expense Groups and Lipper Expense Universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was at or below the median contractual management fees of the other funds in its Lipper Expense Group, calculated both on average net assets and on average managed assets, with the exception of PFL, whose contractual management fee rate was above the median in both cases. The Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s Operating Expenses and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Lipper Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance

ANNUAL REPORT	JULY 31, 2018	113

Approval of Investment Management Agreement (Cont.)

information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2017. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses against those of its Lipper Expense Universe and performance against that of its Lipper Performance Universe, by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2017, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PIMCO Corporate & Income Opportunity Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $207.6 million to $1.737 billion, and that one fund in the Lipper Expense Group was larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PIMCO Corporate & Income Strategy Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from 207.6 million to $1.737 billion, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PIMCO High Income Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2017.

114	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $207.6 million to $1.737 billion, and that one fund in the group was larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PIMCO Income Strategy Fund

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods, second quintile performance for the five-year period, and third quintile performance for the ten-year period ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $207.6 million to $1.737 billion, and that eight of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe.

PIMCO Income Strategy Fund II

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 32 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods, and fourth quintile performance for the ten-year period ended December 31, 2017.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $207.6 million to $1.737 billion, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO. The Trustees also considered information provided by

ANNUAL REPORT	JULY 31, 2018	115

Approval of Investment Management Agreement (Cont.)

PIMCO regarding the dividend yields of each Fund in comparison to funds in the Lipper General Bond Funds grouping as of December 31, 2017.

The Trustees considered information provided by PIMCO regarding the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures for closed-end funds such as the Funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and use leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated either based on net assets including assets attributable to preferred shares outstanding or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2017; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2017 and December 31, 2016; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds, hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings (such as the shelf offering commenced by PTY in March 2017) and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment

116	PIMCO CLOSED-END FUNDS

(Unaudited)

manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JULY 31, 2018	117

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can

118	PIMCO CLOSED-END FUNDS

(Unaudited)

change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JULY 31, 2018	119

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_073118

Item 2.     Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.     Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.     Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
July 31, 2018	$ 52,422
July 31, 2017	$ 45,627

(b) Fiscal Year Ended	Audit-Related Fees
July 31, 2018	$ 18,000
July 31, 2017	$ 18,000

(c) Fiscal Year Ended	Tax Fees (1)
July 31, 2018	$ —
July 31, 2017	$ —

(d) Fiscal Year Ended	All Other Fees (2)
July 31, 2018	$ —
July 31, 2017	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)      Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)        Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	July 31, 2018	July 31, 2017

PIMCO High Income Fund	$18,000	$18,000
Pacific Investment Management Company LLC (“PIMCO”)	7,397,858	8,531,028

Total	$7,415,858	$8,549,028

h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.     Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities: PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities: Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest: The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 27, 2018, the following individuals have primary responsibility for the day-to-day management of the PIMCO High Income Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2018, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Alfred T. Murata	20	$140,221.75	10	$29,586.21	11	$1,546.27

Mohit Mittal	11	$23,840.61	15*	$8,876.12	135**	$61,751.77

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $1,925.82 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 3 accounts totaling $639.41 million in assets pay an advisory fee that is based in part on the performance of the accounts.

    From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

    Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

    Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

    Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

    Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

    Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

    Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

    As of July 31, 2018, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;

●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

●

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2018:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2018
Alfred T. Murata	None
Mohit Mittal	None

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.     Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.   Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: September 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: September 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: September 28, 2018